Exhibit 10.8

Execution Version

*** Certain omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

THIRD AMENDED AND RESTATED MASTER AGREEMENT

by and between

Silver Spring Networks, Inc.,

a Delaware corporation

and

The City of San Antonio,

acting by and through its City Public Service Board (CPS Energy)

Dated July 25, 2016

i

10.	CONFIDENTIALITY		24

	10.1.	Confidential Information	24
	10.2.	Restrictions	24
	10.3.	Mutual Cooperation	25
	10.4.	Required Disclosures	25
	10.5.	No Limitation	25
	10.6.	Non-Disclosure of Agreement Terms	25
	10.7.	Non-Disclosure of End Customer Information	25
	10.8.	Customer Network Access	25
	10.9.	Breach of Terms	25
	10.10.	Survival	26

11.	INTELLECTUAL PROPERTY RIGHTS		26

	11.1.	License Terms	26
	11.2.	Ownership	26
	11.3.	Proprietary Markings and Copyright Notices	27
	11.4.	Data Privacy	27

12.	INFRINGEMENT		27

	12.1.	Intellectual Property Indemnities	27
	12.2.	SSN Options	27
	12.3.	Exclusive Remedy	28

13.	REPRESENTATIONS AND WARRANTIES		28

	13.1.	General	28
	13.2.	Equipment	28
	13.3.	Services	30
	13.4.	Software	31
	13.5.	***	31
	13.6.	DNP 3.0 Compliance	32
	13.7.	Work Product	32
	13.8.	Documentation	32
	13.9.	Invoices	32
	13.10.	Title	32
	13.11.	***	32
	13.12.	Disclaimer of Implied Warranties	32
	13.13.	Customer-installed Endpoints	33
	13.14.	Third-Party Integrated Meters	33

14.	SOURCE CODE ESCROW		36

	14.1.	Deposit of Source Code	36
	14.2.	Escrow License	37
	14.3.	Release of Escrow License and the Escrow Deposits to Customer	37
	14.4.	Confidentiality	38
	14.5.	Treatment in Bankruptcy	38

15.	INDEMNIFICATION		38

	15.1.	General Indemnification	38
	15.2.	Third-Party Claims	39
	15.3.	Payment	39
	15.4.	***	40

ii

16.	LIMITATIONS OF LIABILITY		40

	16.1.	Disclaimer of Certain Damages	40
	16.2.	Dollar Limit on Most Liabilities	40

17.	TERM AND TERMINATION		40

	17.1.	Term	40
	17.2.	Termination for Default	40
	17.3.	Insolvency; Confidentiality	40
	17.4.	Change in Law	41
	17.5.	Convenience	41
	17.6.	Additional Termination Rights	41
	17.7.	Effect of Termination	41
	17.8.	Notice	42
	17.9.	Survival	42

18.	DELAYS		42

	18.1.	SSN Delay	42
	18.2.	Right to Liquidated Damages	42
	18.3.	Customer Delay	43
	18.4.	Excused Performance	44
	18.5.	Force Majeure	44

19.	INSURANCE		44

	19.1.	Insurance Requirements	44
	19.2.	Maintenance of Insurance	45
	19.3.	Right to Review Policies	45

20.	PERSONNEL; SUBCONTRACTORS		45

	20.1.	Hosted Personnel	45
	20.2.	SSN’s Personnel	46
	20.3.	Subcontractors	46

21.	GENERAL		46

	21.1.	Governing Laws	46
	21.2.	Binding Upon Successors; Assignment	47
	21.3.	Entire Agreement; Termination of Letter Agreement	47
	21.4.	Severability	47
	21.5.	Amendment and Waivers	47
	21.6.	Preparation of Agreement	47
	21.7.	Export Compliance and Foreign Reshipment Liability	47
	21.8.	Notices	48
	21.9.	Third-Party Beneficiaries	48
	21.10.	Counterparts	48
	21.11.	Independent Parties	48
	21.12.	Dispute Resolution	49
	21.13.	Precedence	49
	21.14.	Utilization of Small Business Concerns	49
	21.15.	Local and Diverse Businesses	49
	21.16.	Specific Performance	50
	21.17.	Conflicts of Interest	50
	21.18.	Security	51
	21.19.	***	51

iii

MASTER AGREEMENT

This Master Agreement establishes the terms under which Silver Spring Networks, Inc., a Delaware corporation (“SSN” or “Silver Spring”), will sell Equipment, license Software and provide Services to The City of San Antonio, acting by and through its City Public Service Board (CPS Energy) (“Customer” or “CPS Energy”).  This agreement consists of this signature page, the attached General Terms and Conditions and the attached Exhibits, as well as any Purchase Orders, Change Orders and Statements of Work entered into by the Parties in connection herewith, and any and all amendments or supplements thereto (collectively, this “Agreement”).

Customer:

CPS Energy

Address:  145 Navarro, San Antonio, Texas 78205

Customer Contact

***

Mail Drop 101006

145 Navarro Street

San Antonio, Texas, 78296-1771

***

Customer Billing Contact *** Mail Drop 100705 145 Navarro Street San Antonio, Texas 78296-1771 *** (telephone) *** (facsimile) ***	SSN Contact Steve Ingram VP, Global Delivery Silver Spring Networks 555 Broadway Street Redwood City, California 94063 650-839-4560 (telephone) 650-839-4329 (facsimile) singram@silverspringnet.com

Effective Date of Third Amended and Restated Master Agreement: July 25, 2016

CUSTOMER: CPS ENERGY		CUSTOMER: CPS ENERGY

By:	/s/ Cris Eugster	By:	/s/ Ken Gianella
Name:	Cris Eugster	Name:	Ken Gianella
Title:	Executive Vice President of Generation and Strategy	Title:	Interim Chief Financial Officer
Date:	July 25, 2016	Date:	July 25, 2016

MASTER AGREEMENT

GENERAL TERMS & CONDITIONS

1.	PREAMBLE.

SSN and Customer are parties to that certain Second Amended and Restated Master Agreement, dated December 22, 2014 (the “Second A&R Master Agreement”). SSN and Customer desire to, and do hereby, amend and restate the Second A&R Master Agreement, in its entirety, including the revised Exhibits A, B-1, B-2, B-3, B-4, B-5 (deleted), C-1, C-2, C-3, C-4, D, E, F (deleted), G (incorporated), I, J, N, Q, R, S, V-1, V-2, V-3 (added), X, Y and AA attached hereto, to, among other things, eliminate Consert DR requirements and to update the Economic Development Milestones and the general timeline of the Project, in each case as set forth in this Agreement.

These “General Terms and Conditions” are applicable to all Products and Services provided to Customer pursuant to this Agreement.  Exhibits to this Agreement provide additional terms and conditions applicable to specific Products and Services.

2.	LIST OF EXHIBITS.

•	Exhibit A:	Minimum Insurance Requirements
•	Exhibit B:	Pricing & Execution Milestones
Part 1: Pricing and Execution Milestones
Part 2: AMI Deployment Pricing
Part 3: DA Deployment Pricing
Part 4: DR Deployment Pricing
•	Exhibit C-1:	Statement of Work (AMI)
•	Exhibit C-2:	Statement of Work (DA)
•	Exhibit C-3:	Statement of Work (DR)
•	Exhibit C-4:	Statement of Work (Business Release)
•	Exhibit D:	Technical Specifications
•	Exhibit E:	System Acceptance and Test Plan Methodology
•	Exhibit F:	[Reserved]
•	Exhibit G:	Material Supply Plan
•	Exhibit H:	Integrated Meter Pricing and Specifications
•	Exhibit I:	Hiring Plan
•	Exhibit J:	Change Orders
•	Exhibit K:	Failure Analysis Report
•	Exhibit L:	Software Maintenance Terms and Conditions
•	Exhibit M:	Form of Escrow Agreement
•	Exhibit N:	Hardware, Software and Environments List
•	Exhibit O:	Training
•	Exhibit P:	[Reserved]
•	Exhibit Q:	Performance Metrics and Service Level Agreements
•	Exhibit R:	Integrated Project Master Schedule
•	Exhibit S:	Network Design Basis
•	Exhibit T:	Systems Integration / Interface Diagram Specifications
•	Exhibit U:	Security Framework and Requirements
•	Exhibit V-1:	Endpoint Installation Requirements (AMI)
•	Exhibit V-2:	Installation Requirements (DA)
•	Exhibit V-3:	Monthly and Cumulative Deployment Targets
•	Exhibit W:	Customer Engagement, Consumer Marketing and Customer Outreach
•	Exhibit X:	Solution ***
•	Exhibit Y:	RMA Process

•	Exhibit Z:	SaaS Overview
•	Exhibit AA:	Approved Electricity Metering Endpoints
3.	RULES OF CONSTRUCTION; DEFINITIONS.
3.1.

Rules of Construction.  The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  The words “this Section,” “this subsection” and words of similar import, refer only to the Sections or subsections hereof in which such words occur.  The word “or” is not exclusive, and the word “including” (in its various forms) means “including without limitation.”  Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires.  Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms, and the term “Exhibit” shall refer to an Exhibit attached to this Agreement.  References to “days” shall mean calendar days, unless the term “Business Days” is used.  If the time for performing an obligation under this Agreement expires on a day that is not a Business Day, the time shall be extended until that time on the next Business Day.  References to “$” and “dollars” shall mean United States dollars.

3.2.

Definitions.  Capitalized terms used in this Agreement (including all Exhibits and Purchase Orders) shall have the meanings set forth in this Section 3.2; provided that each capitalized technical term used in an Exhibit or a Purchase Order that is not defined herein and that does not refer to SSN-specific technology shall be interpreted using the industry standard meaning of such term.

“Acceptance Criteria” means the mandatory requirements set forth in Exhibit E.

“Acceptance Testing” means the procedure by which SSN and/or CPS Energy perform a series of tests (the criteria for which is set forth in Exhibit E) (the “Acceptance Tests”) to validate, measure and verify Product and Integrated Meter functionality.

“Access Points” or “APs” means Equipment that acts as an interface between the NAN and the WAN that allows the UIQ Software to communicate with the Integrated Meter.

“Agreement” has the meaning set forth in the signature page hereof.

“AMI” or “Advanced Metering Infrastructure” means hardware and software that, along with communications services, enable automated meter reading and other capabilities.

“AMI Endpoint” means Integrated Meters and Gas IMUs.

“AMI Project” means the CPS Energy AMI project undertaken by the Parties under the SOW attached as Exhibit C-1.  The AMI Project includes all responsibilities assigned to the Parties, including the provision by SSN of all Products and Services and related Deliverables described in such SOW.

“AMI System” means (A) the Integrated Meters and (B) the AMI products and technologies that SSN will provide, including: (i) the Back Office, (ii) WAN connections to/from Access Points, (iii) the NAN, exclusive of Bridges, and (iv) the data center infrastructure, facilities and environmental and power resources where the Back Office equipment is located in connection with the AMI Project.

“Application for Payment Request” has the meaning set forth in Section 8.1.1.

“Authorized Person” means *** and, solely as it relates to Change Orders and changes to SOWs pursuant to Section 7.4, ***.

“Backhaul” means the WAN between the Access Points or Master Bridges and the data center (e.g., cellular 3G networks, broadband over power line (BPL), Wi-Fi, fibermux over Ethernet, etc.).

“Back Office” means the GridScape System and/or the UIQ System, as applicable.

“Bridge” means a Master Bridge or Remote Bridge.

“Business Day” means a day other than Saturday or Sunday that banks in San Antonio, Texas or in Redwood City, California are generally open for business.

“Business Release Services” means those services provided by SSN pursuant to the Statement of Work attached hereto as Exhibit C-4.

“CGI Endpoint” means an AMI Endpoint that has not yet been installed due to a CGI Event (and which has not yet become a DUD Endpoint or an RTU Endpoint).

“CGI Event” means, prior to completion of at least two documented field attempts on two separate days, two documented written attempts, and two documented telephone attempts in accordance with Exhibit V-1, the failure of SSN to install an AMI Endpoint due to the inability of SSN or its subcontractor to enter the End Customer’s premises or complete installation on such premises.

“Change Order” has the meaning set forth in Section 5.5.

“Code” has the meaning set forth in Section 14.5.

“Communications Module” means SSN’s network communications device that is installed in Equipment, third-party devices and Integrated Meters, regardless of whether it is based on radio frequency technology (also referred to as a “NIC”) or cellular technology (also referred to as a “MicroAP”).

“Confidential Information” has the meaning set forth in Section 10.1.

“Conflict of Interest” has the meaning set forth in Section 21.17.1.

“Contract Price” means, as of any specified time of determination, the aggregate amount paid and payable by Customer to SSN under all Purchase Orders, Change Orders and Statements of Work, and amendments and supplements thereto, entered into under this Agreement as of such time.

“Customer” or “CPS Energy” has the meaning set forth in the signature page hereof.

“Customer Content” means all text, data, pictures, sound, graphics, video and other information owned by Customer or its third-party licensors and used by Customer in conjunction with the Software.

“Customer Engagement Services” means the customer engagement, consumer marketing, and customer outreach services provided by SSN, as described in Exhibit W.

“Customer Indemnitees” has the meaning set forth in Section 15.1.1.

“Customer Inspection Period” has the meaning set forth in Section 9.2.1.1.

“Customer-installed Endpoints” has the meaning set forth in Section 13.13.

“Customer-owned Derivative Works” has the meaning set forth in Section 11.2.2.1.

“Customer Support Team”, “Customer Support Representatives” or “CSR” means the SSN’s team of technical support specialists who provide Software Support Services and Solutions Services to Customer.

“DA” or “Distribution Automation” means the remote and automated control of an electricity distribution network.

“DA Communication Network” means Access Points, Relays, DA Endpoints and the wireless mesh network established as a result of the Equipment running SSN’s UtilOS Software.  To the extent that Access Points or Relays belonging to the network for CPS Energy’s AMI System are present, such Access Points and Relays are only considered part of the DA Communication Network if they are enabled to transport DA-related communications including DA data traffic as well as Bridge management traffic.

“DA Device” means the combination of (i) distribution equipment that performs either a power control or monitoring purpose (such as a recloser, capacitor bank, line sensor, etc.), and (ii) a Remote Terminal Unit that provides electronic controls for such a distribution device (such as a capacitor bank controller).

“DA Endpoint” means any Bridge provided by SSN or an SSN-certified third-party IED containing a Bridge or Communications Module.

“DA Project” means the DA Communication Network project undertaken by the Parties under the SOW attached as Exhibit C-2.  The DA Project includes all responsibilities assigned to the Parties, including the provision by SSN of all Products and Services and related Deliverables described in such SOW.

“DA System” means a Distribution Automation System, which is the remote and automated control and monitoring of an electricity distribution network that SSN will provide to CPS Energy, including the Access Points, Relays, DA Endpoints, and the wireless mesh network established as a result of the Equipment running Silver Spring's UtilOS Software.

“Deliverable” means all Software, Derivative Works, Work Product and Documentation, whether tangible or intangible, which are detailed in an SOW, and which are produced by SSN under this Agreement.

“Delivery Date” means (i) for Equipment, the date on which Customer or Customer’s designee receives the Equipment, F.O.B. Delivery Point (provided, that such delivery may be deemed to occur earlier as described in the final sentence of Section 9.2.1.1); (ii) for Software operated by Customer, the date on which SSN makes the Software available to Customer; and (iii) for Software that SSN operates on Customer’s behalf under Solutions Services, the date on which the Software is first installed and operational on the server(s).

“Delivery Point” has the meaning set forth in Section 5.3.

“Deployment Period” means the period that begins with the installation of the first Access Point or Relay and continues through the installation of the last Integrated Meter that is Optimized under the applicable SOW and the achievement of all Execution Milestones.

“Derivative Works” means a Work Product or other Deliverable based on SSN Intellectual Property Rights, which may be Customer-owned or SSN-owned, including: (i) for material subject to copyright protection, any work which is based upon one or more pre-existing SSN works, such as a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form in which such pre-existing works may be recast, transformed or adapted; (ii) for patentable or patented materials, any adaptation, subset, addition, improvement or combination of any Product, Service or Confidential Information of SSN; and (iii) for material subject to trade secret protection, any new material, information or data relating to and derived from the pre-existing SSN Confidential Information.

“Developed Software” means the software, including the Source Code, developed specifically for Customer by SSN pursuant to this Agreement or identified in an SOW as such, and owned by Customer in accordance with Section 11.  For the avoidance of doubt, Developed Software excludes Third-Party Software and Licensed Software.

“Disclosing Party” has the meaning set forth in Section 10.1.

“Discontinued Product” has the meaning set forth in Section 5.8.1.

“Disputes” has the meaning set forth in Section 21.12.

“Diverse” means, with respect to a business, that such business is a certified or classified business that meets one or more of the following criteria as defined by the Bexar County Small, Minority and Women-Owned Business Administration:  Minority Business Enterprise, Woman Business Enterprise, Small Business, Veteran-Owned Small Business, Service Disabled Veteran-Owned Small Business, Small Disadvantaged Business and/or Historically Underutilized Business (HUB) Zone Certified Business.

“DNP” means Distributed Network Protocol; “DNP3” is a version of this protocol.

“DNP 3.0 Compliant” means that a Bridge provided as part of the DA System transmits and receives DNP 3.0 compliant traffic.

“Documentation” means an electronic version of the then-current user manuals and documentation that SSN provides with the applicable Product to Customer.

“DR” means Demand Response, and is used to describe the software, hardware and programs related to the deployment and operation of HAN Devices in conjunction with SSN’s HAN Communications Manager application, the NAN and the HAN.

“DR Program” means the DR project undertaken by the Parties under the SOW attached as Exhibit C-3.  The DR Program includes all responsibilities assigned to the Parties, including the provision by SSN of all Products and Services and related Deliverables described in such SOW.

“DR System” means the combination of Integrated Meters with SSN DR technologies and HAN Communications Manager (HCM) supporting Customer’s Demand Response system, but only to the extent the technology is provided by SSN.

“DUD Endpoint” means an AMI Endpoint that SSN is obligated to return to Customer (i) following completion of at least two documented field attempts on two separate days, two documented written attempts, and two documented telephone attempts in accordance with Exhibit V-1 or (ii) following Customer’s request pursuant to Exhibit V-1.

“Economic Development Milestones” has the meaning set forth in Section 4.2.

“ED Breach” has the meaning set forth in Section 4.3.

“ED Certification Date” has the meaning set forth in Section 4.3.

“ED Shortfall” means:

(i) with respect to any ED Breach consisting of SSN’s failure to pay a specified dollar amount (or a minimum dollar amount) by a specified date, such specified dollar amount minus the amount actually paid by SSN as of such date;

(ii) with respect to any ED Breach consisting of SSN’s failure to, per Section 4.2.1.2, hire employees for the SSN San Antonio Office in accordance with the hiring schedule set forth in the Hiring Plan, an amount equal to (A) the number of employees required to be employed by SSN at the SSN San Antonio Office as of the specified date minus the number of employees actually employed by SSN at the SSN San Antonio Office as of the specified date, multiplied by (B) forty thousand dollars ($40,000); and

(iii) notwithstanding anything to the contrary in the immediately preceding clauses (i) and (ii), with respect to any ED Breach consisting of SSN’s failure to perform its obligations under Section 4.2.5, an amount determined in accordance with Section 4.2.5.

“Educational Fund Donation Plan” has the meaning set forth in Section 4.2.3.

“Effective Date” means February 13, 2013 and refers to the original effective date of that certain Master Agreement between the Parties, dated as of February 13, 2013.

“End of Life Date” has the meaning set forth in Section 5.8.1.

“End Customer” means a customer (residential, governmental, or commercial) of CPS Energy.

“Endpoint Management Fees” means the fees for “Endpoint Management” described in Section 3 (Engagement Management and Deployment Services) of Exhibit B, Part 2.

“Endpoints” means AMI Endpoints and DA Endpoints.

“Engagement Manager” means SSN’s employee responsible for managing the delivery of all Services to CPS Energy and to whom various SSN project managers will report.

“Equipment” means all hardware and related ancillary items, including Access Points, Communications Modules (including those that may be integrated into Integrated Meters), Endpoints (including, for the avoidance of doubt, SSN Integrated Meters and the components thereof, but excluding Third-Party Integrated Meters and the electricity metering endpoints in such Third-Party Integrated Meters) and Relays, SSN provides to Customer under this Agreement pursuant to Purchase Orders and Change Orders, including any Replacement Product consisting of Equipment, and as more fully described in Exhibits B, C, and H.

“Error” means a material failure of the Licensed Software and Developed Software to perform in accordance with its Technical Specifications, its Documentation and other technical and functional requirements set forth in this Agreement.  Errors do not include, and subject to Section 13.4 (including the exceptions cited therein), SSN shall have no responsibility for, any failure of the Licensed Software and Developed Software caused by any of the following:  (i) any material alterations or modifications not made or approved by SSN; (ii) misuse or abuse, including the failure to operate the Licensed Software and Developed Software in accordance with SSN’s installation and operating instructions found in the applicable Documentation, including on computing devices or with computer operating systems and/or third-party software other than those recommended by SSN in writing; (iii) the Licensed Software and Developed Software has been damaged in any manner due to the intentional or wrongful acts of any person; (iv) Customer fails to reasonably assist SSN in verifying, reproducing and correcting error conditions as required under Exhibit L; or (v) any failure of the computer operating systems, hardware environment and/or third-party software used by Customer; in the case of each of clauses (i) through (v), to the extent not caused by SSN or SSN’s subcontractors.

“Escrow Agent” means NCC Group, Inc., a Virginia corporation, or such other party as mutually agreed upon by the Parties.

“Escrow Agreement” has the meaning set forth in Section 14.1.

“Escrow Deposits” has the meaning set forth in Section 14.1.

“Escrow License” has the meaning set forth in Section 14.2.

“Execution Milestones” means those items listed in the “milestones” column in Exhibit B, Part 1.

“Excusable Delay” means (i) a delay caused by a Force Majeure event; (ii) a delay directly and exclusively caused by Customer, or by Customer’s consultants, agents, contractors or other parties contracting with Customer in connection with the Project; (iii) suspension for convenience by Customer; (iv) a delay caused by the removal of personnel by Customer other than as provided in Section 20.2; or (v) any other delay agreed by the Parties to be an Excusable Delay.

“Existing Litigation” means (i) EON Corp. IP Holdings, LLC v. Landis + Gyr, et. al, 6:11-cv-00317-LED-JDL (E.D. Tex. filed June 17, 2011); and (ii) TransData, Inc. v.  Oklahoma Gas & Electric, CIV-11-1032-C (W.D. Okla. filed Sept. 16, 2011).

“Extended Software Support” has the meaning specified in Section 1.10 of Exhibit L.

“Fees” means all amounts due to SSN by Customer for Products and Services under this Agreement as set forth in Exhibit B and, with respect to Training Services only, Exhibit O.

“Field Network” means Endpoints, Relays, Access Points and the wireless mesh network established as a result of the Equipment running SSN’s UtilOS Software.

“Field Network Design” means a design created by SSN that identifies the number and proposed locations of Relays, Bridges and Access Points that will be required for the deployment area, based on the number, density and coverage area of Endpoints, RF mesh bandwidth requirements and acceptance criteria.  The Field Network Design is dependent upon information that CPS Energy provides under the applicable SOW.

“Field Tests” means the field tests identified in Exhibit E for Equipment deployed in an area of CPS Energy’s service territory.

“Firmware” means the object code version of SSN proprietary software that is embedded in the Equipment.

“Firmware Support Services” means the maintenance and support services for Firmware that SSN shall provide to Customer hereunder, as described in the applicable SOW.

“Fix” means, in SSN’s discretion, either a hot fix designed to correct an Error or Patch Release supplied by SSN, or implementation of an operational procedure by Customer to diminish or avoid the effect of the Error.

“F.O.B.” means free on board destination, freight prepaid.

“Force Majeure” has the meaning set forth in Section 18.5.

“Future Law Changes” has the meaning set forth in Section 5.7.1.

“Gas IMU” means SSN’s gas interface management unit, including the battery used therein.

“Gas IMU Integration Milestone” means the item identified on Exhibit X as “CPS Gas Meter Retrofits for Silver Spring Gas IMU.”

“General Terms and Conditions” has the meaning set forth in the preamble hereof.

“GridScape” means SSN’s software application, which comprises a central network management system that provides a real-time and historic view into the health and status of the Bridge communication network and its devices.

“GridScape System” means SSN’s GridScape network management system, including servers, Licensed Software and the following network and application components: (i) routers terminating IPSEC/RFC2893 tunnels; (ii) VPN tunnel (or other circuit) connecting CPS Energy to a GridScape environment; and (iii) a data center infrastructure (including network, power and facilities).

“HAN” means Home Area Network, which is a network that enables communication between the Integrated Meter and one or more HAN Devices.

“HAN Devices” means third-party devices that are owned by CPS Energy or End Customers, and are or will be connected to the HAN at End Customers’ premises.  HAN Devices include range extenders, programmable communicating thermostats (PCTs) and required accessories (e.g., wall plates, aux switches), in-premise displays (also known as in-home displays or IHDs) and load control devices (LCDs), smart appliances, prepayment terminals and electric vehicle supply equipment (EVSEs), which are also known as EV charging stations.  For purposes of this Agreement, HAN Devices are assumed to be (i) ZigBee Smart Energy Profile 1.0 certified or certified at a level as the Parties mutually agree; and (ii) unless otherwise noted, certified by SSN to operate with SSN’s energy services portal residing on the Communications Module in the Integrated Meter.

“Hiring Plan” has the meaning set forth in Section 4.2.1.2.

“Hiring Plan (Temporary Employees)” has the meaning set forth in Section 4.2.2.

“Hosted Personnel” has the meaning set forth in Section 20.1.1.

“IM Countable Event” means, with respect to an individual Third-Party Integrated Meter Failure, that a mutually agreed upon third-party engineering firm selected in accordance with Section 13.14.1.2 *** the Third-Party Integrated Meter Failure (*** Customer’s Third-Party Meter Provider agree that such Third-Party Integrated Meter Failure***), *** of the Third-Party Integrated Meter Failure to *** of the Third-Party Integrated Meter Failure *** of the applicable Third-Party Integrated Meter(s).

“IM Countable Event Threshold” means, as of a specified date of determination and as to the applicable measurement period described in Section 13.14.1.6, and with respect to a quantity of Third-Party Integrated Meters, the greater of (a) *** and (b) a number equal to *** of the total number of Third-Party Integrated Meters then installed or in Customer’s inventory.

“Incident” means an event occurring that is an unplanned loss or degradation of service of the NAN, Backhaul, UIQ or Firmware.

“Indemnitee” has the meaning set forth in Section 15.2.1.

“Indemnitor” has the meaning set forth in Section 15.2.1.

“Independent Auditor” has the meaning set forth in Section 9.5.2.

“Inspection Period” has the meaning set forth in Section 5.4.

“Installation Fees” means the fees for “Installation Services” described in Section 3 (Engagement Management and Deployment Services) of Exhibit B, Part 2.

“Installation Services” has the meaning set forth in Section 20.3.

“Integrated Meters” means SSN Integrated Meters and Third-Party Integrated Meters.

“Integration Services” means the work performed by SSN and its contractors required for the AMI solution, as defined in the AMI SOW, as well as Exhibit T.

“Intelligent Electronic Device” or “IED” means a device that provides electronic controls for a distribution device, to which the Remote Bridge is connected.  The IED provides a weather-proof enclosure for the Remote Bridge as well as DC or AC power.

“Intellectual Property Rights” means all worldwide common law or statutory (i) patents, patent applications and patent rights; (ii) rights associated with original works, authorship, moral rights, copyrights and all its exclusive rights; (iii) rights relating to the protection of trade secrets and confidential information; (iv) rights associated with algorithms, designs, industrial designs and semi-conductor design; (v) rights related to the possession, use or exploitation of signs, trademarks, service marks, trade names, trade dress and related goodwill; (vi) rights analogous to those set forth above and any and all other industrial or intellectual property rights; and (vii) registrations, divisionals, continuations, continuations-in-part, renewals, reissues, reexaminations and extensions of the foregoing (as applicable) now existing or hereafter filed, issued or acquired.

“Key Personnel” means SSN’s Engagement Manager, Project Managers, System Integration Manager/Lead, and Lead Developer/Integration Solution Architect.

“Lab Tests” means the tests the Parties will perform to prove the effectiveness of the Logical Network Reference Design and set forth in Exhibit E.

“Landis + Gyr” means Landis + Gyr, Technology, Inc., a Delaware corporation (formerly known as Cellnet Technology, Inc.).

“Letter Agreement” has the meaning set forth in Section 21.3.

“License Fees” means the fees payable by CPS Energy to SSN for the Software as more particularly identified in Exhibits B-2, B-3 and B-4.

“Licensed Software” means (i) any SSN proprietary software; (ii) associated Documentation; (iii) Firmware; (iv) third-party software embedded in any SSN proprietary software; and (v) Replacement Product consisting of Software, in each case licensed by SSN to Customer in accordance with this Agreement.

“Lien” means any lien, mortgage, security interest, pledge, charge or encumbrance.

“Local” means, with respect to a business, that such business has significant operations in Customer’s service territory and is located in any of ***.  For purposes of this definition, a business has significant operations in Customer’s service territory if (i) it is headquartered, has its primary office of operations or has a local branch office within Customer’s service territory, (ii) it has all required licenses to conduct its operations within Customer’s service territory and (iii) it has operated within Customer’s service territory for a period of twelve (12) consecutive months.

“Logical Network Reference Design” means the design of the DA Communication Network for communicating with CPS Energy’s DA Devices, based on CPS Energy’s connectivity and security requirements as expressed in Exhibit C-2.

“Major Release” means a new release of Licensed Software supported by SSN that adds features and functionality improving overall product performance, efficiency and usability.  Major Releases are denoted by a change in the digit number of the release to the left of the decimal point (e.g., 1.5 to 2.0).

“Managed Services” means the services SSN provides when managing the Licensed Software at a Customer data center.

“Material Supply Plan” means the supply plan as agreed to by the Parties, an example of which is set forth in Exhibit G, as the same may be updated by the Parties from time to time, which addresses the Parties’ expectations and procedures regarding the forecasting, ordering and management of all materials supplied under this Agreement.

“Master Bridge” (sometimes referred to as a “head-end Bridge”) means a Bridge serving as a hub device for communicating distribution-grid ***.

“Minimum Aggregate Donation” has the meaning set forth in Section 4.2.3.

“Minor Release” means a new Licensed Software release supported by SSN that impacts overall product performance, efficiency and usability.  Minor Releases are denoted by a change to the tenths decimal number of the release (e.g., 1.5 to 1.6).

“NAN” means Neighborhood Area Network, which is a network comprised of all communicating components within a distribution domain such as smart meters located at homes and businesses as part of a mesh communication network.

“Network Design Basis” has the meaning set forth in Section 4.1.5.

“New Energy Innovation Center and Incubator Fund” means a center and/or fund to be established by one or more entities working in collaboration with Customer for the purposes of creating and implementing educational programs, understanding and placing on exhibit innovative clean energy and other technologies, and serving as a forum for the exploration of various ways in which to protect our environment and help businesses and other consumers produce and use energy more wisely.

“Optimization” means (i) for DA, the procedure by which the Field Network Design, Equipment configuration and implementation have been validated (“Optimized”) by performing active and passive tests to confirm that performance and redundancy meets the design specifications set forth in Exhibit S, and (ii) for AMI, after initial Integrated Meter installation exceeds ninety-five percent (95%) completion in a specified area and all Access Points and Relays required by the enhanced Field Network Design for such area have been installed and validated.  Optimization is executed when scheduled by the Parties after initial installation of Equipment and Integrated Meters is complete in a specified area, and it may include the provision by SSN of additional Equipment as required for achieving the required performance and redundancy.

“Party” or “Parties” means SSN and Customer, as applicable.

“Patch Release” means a Licensed Software release that provides Error fixes, and is denoted by a change to the hundredths decimal number of the release (e.g., 1.5.2 to 1.5.3).

“***” means a *** for the benefit of Customer *** of SSN hereunder, including any and all ***, that is (i) ***, (ii) in a form ***, and (iii) issued by ***.

“P.O. Release” means a release of Equipment pursuant to a Purchase Order.

“Pre-existing SSN IPR” has the meaning set forth in Section 11.2.2.2.

“Products” means all Equipment and Licensed Software and Developed Software sold or licensed by SSN to Customer under this Agreement.

“Project” means, collectively, the Products and Services to be provided by SSN to Customer under this Agreement in connection with the planning, design, initial implementation, Acceptance Testing, full deployment and ongoing monitoring, and maintenance of the Systems, and including the economic development projects undertaken by SSN in accordance with this Agreement.  The Project includes all responsibilities assigned to SSN and to Customer and any SOWs, including the manufacture, delivery, installation, and integration of Equipment, and the delivery of all Services and related deliverables described in the Statements of Work attached as Exhibit C-1 – C-4.

“Project Management and Deployment Services” means SSN’s project management services for project coordination and deployment of the Project, including the services contemplated in Sections 4.1.2, 13.2.6, 13.2.7 and 13.14 and the design, configuration, installation and Optimization of each System, as more fully described in the Statements of Work, the Project Schedule and Exhibits V-1 and V-2.

“Project Manager” means the person charged by Customer with the day-to-day management of the Services to be provided to Customer under this Agreement.  The initial Project Manager shall be Martha Mitchell.  Customer may from time to time designate a replacement Project Manager by written notice to SSN.

“Project Schedule” means the Integrated Project Master Schedule as agreed to by the Parties, an excerpt of which is attached hereto as Exhibit R, as the same may be updated by the Parties from time to time.

“Provisioned Integrated Meter” means an Integrated Meter that is located in an area of the NAN and which is in any of the following operational states within the UIQ System: “active,” “inactive,” or “disconnected,” and which has been Optimized, but which is not: (i) in a “discovered,” “installed,” “initializing,” “unreachable” (to the extent not caused by Silver Spring or any of its Subcontractors) or “init_failed” state; or (ii) considered to be in the process of being deployed.

“Purchase Order” has the meaning set forth in Section 5.1.1.

“Purpose” has the meaning set forth in Section 14.2.

“Questions” means Customer’s requests for general technical support or information.

“Receiving Party” has the meaning set forth in Section 10.1.

“Records” has the meaning set forth in Section 9.5.2.

“Relay” means SSN’s wireless receiver that routes and forwards information through the SSN mesh network.

“Release Event” has the meaning set forth in Section 14.3.

“Remote Bridge” means a Bridge that is installed in a ***.

“***” means an ***.

“Replacement Product” has the meaning set forth in Section 5.8.2.

“Response Time” means the period commencing when an incident is logged and ending when SSN provides Customer with an acknowledgement thereof.

“RF” means radio frequency.

“RTU Endpoint” means an AMI Endpoint that SSN classifies as “returned to utility” and assigns back to Customer following the failure of SSN to install such AMI Endpoint due to a safety hazard, equipment breakage or failure, or any other reason mutually agreed upon by the Parties.

“SaaS” or “Software as a Service” means the services (more particularly described in Exhibit Z, and which shall include those particular environments and modules identified in Exhibit N) provided by SSN pursuant to Exhibit C-1, where SSN operates Licensed Software on SSN servers at an SSN data center.

“SCADA” means Supervisory Control and Data Acquisition.

“Second A&R Master Agreement” has the meaning set forth in the Preamble.

“Security Changes” has the meaning set forth in Section 5.7.3.

“***” means the ***, as set forth in Exhibit Q.

“Services” means Project Management and Deployment Services, Solutions Services, Integration Services, Software Support Services, Business Release Services, Training Services requested by Customer pursuant to Section 4.1.4, and Customer Engagement Services.

“Software” means all Licensed Software, Developed Software and Third-Party Software described in the applicable SOW.

“Software Support Services” means the support and maintenance services described in Exhibit L, which SSN shall provide to Customer in accordance with this Agreement, which includes the Firmware Support Services.

“Software Support Services Fees” means the Fees payable by Customer for Software Support Services, including Firmware Support Services, as set forth in Exhibit B.

“Solutions Services” means (i) SaaS and (ii) Managed Services.

“Solutions Services Fees” means the Fees payable by Customer for Solutions Services, as set forth in Exhibit B.

“Source Code” means the human readable source code which:  (i) will be narrated documentation related to the compilation, linking, packaging and platform requirements and any other materials or software sufficient to enable a reasonably skilled programmer to build, modify and use the code within a commercially reasonable period of time, as authorized by this Agreement; and (ii) can reasonably be compiled by a computer for execution.

“Statement of Work” or “SOW” means each of the statements of work for the AMI System, the DA System and the DR System attached as Exhibits C-1 – C-3, the statement of work attached hereto as Exhibit C-4, and any subsequent statements of work entered into by SSN and Customer under this Agreement.

“SSN” or “Silver Spring” has the meaning set forth in the signature page hereof.

“SSN Incubator Investment” has the meaning set forth in Section 4.2.4.

“SSN Indemnitees” has the meaning set forth in Section 15.1.2.

“SSN Integrated Meter” means an SSN Meter provided by SSN directly to CPS Energy and into which a Communications Module has been integrated.

“SSN Meter” means the electricity metering endpoints provided directly to SSN by a third-party electricity meter provider (which, as of the date hereof, is contemplated to be General Electric) and used in SSN Integrated Meters.

“SSN San Antonio Office” has the meaning set forth in Section 4.2.1.1.

“Subcontractors” has the meaning set forth in Section 9.5.2.

“Systems” means, collectively, the AMI System, the DA System and the DR System, and, each, a “System.”

“System Acceptance” means the Products and Services (other than those Services that, by their nature, are ongoing) provided by SSN under this Agreement, and the Integrated Meters, have undergone the applicable System Acceptance Test to validate that they work as a System and have met all applicable Acceptance Criteria.

“System Acceptance Test Plan” means the System Acceptance Test Plan for each System set forth in Exhibit E.

“System Acceptance Testing” means, with respect to each System, the conducting of Lab Tests and Field Tests to validate performance of such System after installation thereof.

“Technical Specifications” means the technical specifications for the Products set forth in Exhibit D.

“Term” has the meaning set forth in Section 17.1.

“Tester” means (i) where a Third-Party Integrated Meter has been submitted to a third-party engineering firm as contemplated by Section 13.14.1.2, such firm and (ii) otherwise, the applicable Third-Party Meter Provider.

“Third-Party Integrated Meter” means an electricity metering endpoint provided by Customer’s Third-Party Meter Provider directly to CPS Energy and into which a Communications Module has been integrated.

“Third-Party Integrated Meter Failure” has the meaning set forth in Section 13.14.1.1.

“Third-Party Meter Provider” means each of Customer’s third-party electricity meter providers, which, as of the date hereof, is contemplated to include Landis + Gyr, that provide electricity metering endpoints directly to CPS Energy.

“Third-Party Products” mean any proprietary hardware developed by third parties that SSN provides to Customer hereunder and that is not embedded in any Product and Third-Party Software.

“Third-Party Software” means any proprietary software developed by third parties that SSN provides to Customer hereunder and that (i) is not embedded in any Licensed Software or Developed Software and (ii) is licensed directly to Customer by such third parties.

“Tools” has the meaning set forth in Section 11.2.2.2.

“Training Services” means those training courses and bundles provided by SSN and described in Exhibit O.

“Update(s)” means Major Release, Minor Release or Patch Release that SSN makes generally available to its customers who have purchased Software Support Services (or similar services), regardless of the version name or number; provided, however, that Updates shall not include stand-alone, plug-in or add-on software products or modules licensed separately that contain new features and functionality for which SSN charges separate license and Software Support Services Fees.

“Updated Escrow Deposits” has the meaning set forth in Section 14.1.

“U.S.” or “United States” means the United States of America.

“User ID” has the meaning set forth in Section 11.1.2.

“UtilityIQ® Software”, “UIQ Software”, “UIQ” or “UtilityIQ” means the object code version of SSN’s UtilityIQ software.

“***” means SSN’s ***.

“VPN” means a Virtual Private Network, a secure LAN-to-LAN tunnel based on the IPSEC protocol, used to connect Customer and SSN networks providing access to the UIQ System from Customer’s corporate location(s).

“WAN” means a Wide Area Network, which is the network supporting communications between the Access Points and the routers terminating IPSEC/RFC2893 tunnels.

“Work Product” means the tangible Deliverables developed by SSN and delivered to Customer under this Agreement as described in an applicable SOW, including programs, listings, printouts, documentation, notes, flow charts and programming aids.

4.	AGREEMENT TO SELL AND PURCHASE PRODUCTS AND SERVICES; ECONOMIC DEVELOPMENT MILESTONES.
4.1.	Agreement to Sell and Purchase Products and Services.
4.1.1.

The Parties shall update and revise the Material Supply Plan and Project Schedule as mutually agreed from time to time.  SSN agrees to sell or provide, as applicable, to Customer, and Customer agrees to purchase from SSN, the Products and Services subject to and in accordance with these General Terms and Conditions, Exhibit B, including the Execution Milestones set forth in Exhibit B, Part 1, the Statements of Work set forth in Exhibit C-1 – C-4, and the Project Schedule.

4.1.2.

SSN hereby agrees that it shall, on an ongoing basis, determine and notify Customer in writing as to the number of Integrated Meters that may be required in connection with the Project from time to time and, with Customer’s prior approval, coordinate Customer’s orders of Integrated Meters. Additionally, in consideration for Customer’s agreement to purchase certain electricity metering endpoints directly from one or more Third-Party Meter Providers (and to take delivery of Third-Party Integrated Meters from such Third-Party Meter Provider(s)), SSN hereby agrees that it shall, on an ongoing basis, (a) with Customer’s prior approval, coordinate Customer’s orders of electricity metering endpoints to be incorporated into such Third-Party Integrated Meters from Customer’s Third-Party Meter Provider at least *** before such Third-Party Integrated Meters are required and (b) determine and notify Customer in writing as to the number of Communications Modules that may be required in connection with Third-Party Integrated Meters from time to time and ensure that Customer has the appropriate number of Communications Modules in inventory at Customer’s Third-Party Meter Provider’s site as may be required for integration into electricity metering endpoints ordered by Customer or in connection with warranty-related repair or replacement of Third-Party Integrated Meters or the Communications Modules contained therein. SSN shall ensure that before coordinating Customer’s placement of orders for electricity metering endpoints, SSN has available for sale to Customer the requisite number of Communications Modules to incorporate into such electricity metering endpoints. The Parties acknowledge that Customer is purchasing certain Communications Modules under this Agreement for integration by Customer’s Third-Party Meter Provider into Third-Party Integrated Meters.  To the extent Customer elects to have such Communications Modules purchased by Customer delivered to Customer’s Third-Party Meter Provider, SSN shall coordinate directly with such Third-Party Meter Provider as to the delivery by SSN of all such Communications Modules, and shall ensure that the timeline for (x) delivery of such Communications Modules by SSN to the Third-Party Meter Provider, (y) installation thereof by the Third-Party Meter Provider, and (z) delivery of the Third-Party Integrated Meters by such Third-Party Meter Provider to Customer’s designated site, is consistent with the Project Schedule. SSN shall also provide warranty-related and other services related to Integrated Meters as further described in Sections 13.2 and 13.14.

4.1.3.	Intentionally Omitted.
4.1.4.	If Customer requests any Training Service, SSN shall provide such Training Service in accordance with Exhibit O.
4.1.5.

Attached hereto as Exhibit S is the design basis for the Project network (the “Network Design Basis").  Following the Effective Date, the Parties will work together to plan and design such network based upon the Network Design Basis.  If, in the course of proving and disproving the correctness of elements thereof, the Parties determine that the design contemplated thereby requires material scope changes in order to meet Project objectives, the Parties shall consider in good faith any equitable adjustments to the Fees set forth in Exhibit B, Part 2 and Part 3 that are warranted as a result thereof.

4.1.6.	Attached hereto as Exhibit X is a *** consistent with Exhibit X. *** described in Exhibit B, Part 1), *** in accordance with Exhibit X.
4.2.

Economic Development Milestones.  Notwithstanding anything in this Agreement to the contrary, Customer’s obligations under this Agreement are subject in all respects to SSN’s achievement of the following (the commitments set forth in Section 4.2.1 through Section 4.2.5, collectively the “Economic Development Milestones”) in the timeframe and in the manner set forth below.  Accordingly, SSN hereby covenants as follows:

4.2.1.	***.
4.2.1.1.

SSN shall, not later than ***, the core function of which will be the ***.  The Parties acknowledge that other technical and operations functions will be *** at the SSN *** performing such functions count as part of the SSN ***.  SSN shall make a *** in connection with *** (in the aggregate, including all ***, and SSN shall not apply for, *** similar in nature to the SSN *** may otherwise be eligible.

4.2.1.2.

Set forth in Exhibit I is SSN ***, which contains SSN’s *** at the SSN  *** by SSN to *** to be located at the SSN *** consistent with the functions of the SSN *** described in Section 4.2.1.1, *** over the next *** for such *** into which such ***. SSN shall meet the *** at the SSN ***.  The duties of the employees of the SSN *** shall not include the provision of Services hereunder.

4.2.1.3.

Customer agrees and acknowledges that all *** by SSN to be located at the SSN *** shall be subject to SSN ***.  If, pursuant to and in accordance with the terms of this Agreement, there is any extension or substantial delay of the timeline set forth in the Project Schedule, the Parties shall meet and attempt in good faith to determine whether the *** set forth in the *** shall also be extended.

4.2.2.

Temporary, Full-Time Employees.  Also included in Exhibit I is SSN’s hiring and staffing plan (the “Hiring Plan (Temporary Employees)”) for temporary, full-time employees that will perform installation and professional Services hereunder.  SSN shall (i) meet the timeframe in the Hiring Plan (Temporary Employees) for hiring and staffing such temporary, full-time employees and (ii) employ no fewer than *** of the San Antonio, Texas workforce in temporary, full-time jobs in the areas of installation and professional Services provided to Customer hereunder in accordance with the hiring schedule set forth in the Hiring Plan (Temporary Employees).  The obligation of SSN set forth in this Section 4.2.2 shall, for the avoidance of doubt, be independent of any obligation of SSN set forth in Section 4.2.1.  Customer agrees and acknowledges that the number of temporary, full time jobs required by this Section 4.2.2 is subject to adjustment if there is any extension or substantial delay of the timeline set forth in the Project Schedule.  Any such adjustment may be effected only with Customer’s approval, such approval not to be unreasonably withheld, conditioned or delayed.

4.2.3.

Educational Fund.  SSN shall, not later than December 31, 2024, donate a minimum of *** (the “Minimum Aggregate Donation”) in funds to educational institutions selected by Customer, as an irrevocable gift for charitable and educational purposes.  By August 30, 2016, SSN shall provide Customer with an educational fund donation plan for such Minimum Aggregate Donation (the “Educational Fund Donation Plan”) (which shall require SSN to donate a minimum of ***, beginning with 2016, until such time as SSN has made the Minimum Aggregate Donation) for review and approval by Customer, such approval not to be unreasonably withheld, conditioned or delayed. SSN shall make the Minimum Aggregate Donation in accordance with the Educational Fund Donation Plan.
4.2.4.

Incubator Fund.  SSN shall invest a total of *** (“SSN Incubator Investment”) in the New Energy Innovation Center and Incubator Fund, in accordance with that certain Renewable Innovation Center Development Agreement between the Parties, dated January 1, 2015. From and after the Effective Date, SSN shall exercise its commercially reasonable efforts to assist Customer in recruiting additional partners and investors to participate in the New Energy Innovation Center and Incubator Fund.

4.2.5.

Internships.  During each of the *** beginning with 2014 (i) SSN shall make good faith efforts to provide paid internships to students who have received funds as established in Section 4.2.3 above and enrolled at the educational institutions selected by Customer, (ii) SSN shall make good faith efforts to provide at least *** such student internships per year, and (iii) SSN shall pay not less than a total amount of *** to student interns.  If SSN does not, pursuant to this Section 4.2.5, pay to its interns an aggregate amount of *** during any calendar year, then at the conclusion of such calendar year, *** set forth in, this Section 4.2) an amount equal to *** during such calendar year pursuant to this Section 4.2.5. For the avoidance of doubt, (x) any amount paid by SSN *** in pursuant to this Section 4.2 ***.

The payment and performance obligations of SSN set forth in Sections 4.2.1 through 4.2.5 shall, for the avoidance of doubt, be independent of any other payment or performance obligation of SSN under any other provision of this Agreement.

4.3.

ED Certification.  Starting on December 31, 2016, on each June 30 and December 31 during the Term (each, an “ED Certification Date”), SSN shall provide to Customer a certificate from an officer of SSN certifying (i) to the full and complete performance by SSN of all obligations in respect of Economic Development Milestones that, per Sections 4.2.1 through 4.2.5, SSN is required to have performed by the date of such certification or (ii) if such SSN officer is unable to so truthfully certify, as to the obligations in respect of Economic Development Milestones that SSN has (and those that it has not) performed as of such date.  If, in any such certification, SSN indicates (or should have indicated pursuant to the immediately preceding sentence) that SSN has failed to perform any obligation in respect of any Economic Development Milestone that SSN is, per Sections 4.2.1, 4.2.3, 4.2.4, or 4.2.5, obligated to perform on or before such ED Certification Date (each, an “ED Breach”), ***.  SSN shall promptly notify Customer in the event SSN remedies an ED Breach.  If Customer receives from SSN any such notice in respect of an ED Breach prior to the ED Certification Date immediately following the ED Certification Date on which such ED Breach was disclosed, Customer shall promptly pay to SSN any amounts previously withheld by Customer in respect of the corresponding ED Shortfall.  If Customer does not receive from SSN any such notice in respect of an ED Breach prior to the ED Certification Date immediately following the ED Certification Date on which such ED Breach was disclosed, Customer’s payment obligation in respect of the corresponding ED Shortfall shall be fully and finally extinguished.  The exercise by Customer of its right to withhold any ED Shortfall pursuant to this Section 4.3 shall not, for the avoidance of doubt, relieve SSN of any obligation to which such ED Shortfall relates; provided, however, that the permanent retention by Customer of the Shortfall shall serve as liquidated damages for that relevant ED Milestone with respect to the applicable ED Certification Date and shall be Customer’s sole and exclusive remedy for the Shortfall, but only with respect to such ED Certification Date; for the avoidance of doubt, such liquidated damages shall not relieve SSN of its obligations under such ED Milestone as they relate to other ED Certification Dates.

5.	ORDERING, FORECASTING, SHIPMENT AND ACCEPTANCE OF EQUIPMENT.
5.1.	Purchase of Equipment.
5.1.1.

During the Term of this Agreement, Customer shall order Equipment (the purchase of which shall include, at no additional cost to Customer, a non-exclusive, perpetual, royalty-free, license to use the Firmware in the Equipment) from SSN in accordance with the Project Schedule and otherwise in accordance with this Agreement through the issuance of purchase orders and P.O. Releases specifying the type and quantity of Equipment ordered, the shipment destination, the requested delivery date, any specific packaging and/or shipping instructions applicable to the Equipment ordered and any other applicable information (each such purchase order or P.O. Release, a “Purchase Order”).  If any Purchase Order purports to modify the General Terms and Conditions, then such terms must be agreed to by the Parties in writing and, in the case of Customer, executed by an Authorized Person as set forth in Section 21.13.

5.1.2.	Unless otherwise set forth in the Project Schedule, SSN shall not be obligated to deliver Equipment pursuant to a Purchase Order prior to the date that ***.
5.1.3.	Each Purchase Order shall be accepted by SSN in writing ***; provided that SSN shall have the right to ***.
5.2.	Forecasts.
5.2.1.

At SSN’s request, Customer will work with SSN to develop a written inventory ordering and inventory management process that provides reasonable forecasting and reasonable assurance of supply.  ***.  All forecasts are for planning purposes only and are non-binding upon Customer.

5.2.2.	Promptly following the Effective Date, SSN shall work in good faith with Customer to create a supply chain analysis applicable to the Project. SSN shall update such analysis at least once annually.
5.3.

Shipment.  SSN shall ship all Equipment (in each case, with the serial number of the various items of Equipment included in such shipment set forth in the documentation accompanying such shipment) F.O.B. to a single location within Customer’s service territory to be specified by Customer in the applicable Purchase Order (or to such other location as may be specified in a Change Order if signed by an Authorized Person and by SSN upon acceptance thereof); provided that, notwithstanding the foregoing, (i) Customer may designate a separate location for the delivery of Communications Modules to be integrated into Third-Party Integrated Meters, which location may be Customer’s Third-Party Meter Provider (the “Delivery Point”), (ii) Customer shall *** on or before *** shall be deemed satisfied upon SSN’s receipt *** for all Equipment ordered on or after ***, Customer shall pay the ***. SSN shall deliver the Equipment to Customer on or, with Customer’s written consent, before the requested delivery date set forth in the Purchase Order.  If SSN cannot deliver the Equipment on or before the requested delivery date, then SSN shall, as soon as it becomes aware of any actual or potential delay, inform Customer thereof in writing in accordance with Section 18.1.  The Equipment shall be packaged and labeled in a manner appropriate for the shipment method, unless special packaging and/or labeling requirements are specified in the Purchase Order, in which case the Equipment shall be so packaged and labeled.  *** specified in Section 9.2.1.1, *** as described in Section 9.2.1.1, *** or more as described in the final sentence of Section 9.2.1.1, for reasons other than SSN’s *** for such Third-Party Integrated Meters shall pass to ***.

5.4.	Inspection and Acceptance or Rejection. Customer or its designee (which, in the case of Communications Modules to be integrated into Third-Party Integrated Meters, may be Customer’s

Third-Party Meter Provider) may inspect the Equipment (a) with respect to Equipment other than Communications Modules to be integrated into Third-Party Integrated Meters, within *** and (b) with respect to Communications Modules to be integrated into Third-Party Integrated Meters, *** to Customer of the Third-Party Integrated Meters into which ***, and which may also be for the purpose of *** into Third-Party Integrated Meters, may be Customer’s Third-Party Meter Provider) as promptly as practicable following the ***.  Upon notice by Customer to SSN within the Inspection Period, SSN agrees to provide all missing Equipment, replace all damaged or incorrect Equipment and deliver, at SSN’s expense, additional or replacement Equipment in order to meet the correct quantities.  Such deliveries shall (i) in the case of supplemental Equipment (excluding SSN Integrated Meters), be completed within *** from the receipt by SSN of Customer’s notice, and in the case of supplemental SSN Integrated Meters, be completed as soon as reasonably practicable (***); and (ii) in the case of replacement Equipment (excluding SSN Integrated Meters), be completed ***; provided, that, for the avoidance of doubt, nothing in this Section 5.4 shall relieve SSN from any of its obligations contained in this Agreement with respect to meeting Execution Milestones.  Customer’s acceptance of Equipment in the applicable shipment shall occur after the last day of the Inspection Period (unless Customer timely notified SSN of any damaged, incorrect or missing Equipment) or, if earlier, upon receipt by SSN of Customer’s written acceptance of such Equipment.  Customer’s acceptance of Equipment as provided in this Section 5.4 shall not prejudice any rights of Customer set forth in this Agreement, including, for the avoidance of doubt, any rights set forth in Section 13.

5.5.

Change Orders. Customer may request to change a Purchase Order pursuant to Exhibit J, which changes may include the expansion or reduction of the scope of such Purchase Order, at any time by issuing to SSN a request for change order in the form attached as Attachment 1 to Exhibit J (each, a “Change Order”).  If the requested Change Order results in no change in the cost of performance or time for delivery of the Equipment ordered therein, then SSN shall agree to such Change Order and perform in accordance therewith.  If the requested Change Order results in either an increase or decrease to the cost of performance or a shortening or expansion of the time for delivery of the Equipment ordered therein, then SSN shall, ***, provide to Customer its good faith estimate, together with reasonable supporting documentation, of an equitable adjustment to the price set forth in the Purchase Order in connection therewith.  Customer shall have the right to dispute any price adjustment proposed by SSN.  No Change Order will be effective until signed by or on behalf of each Party and, if applicable, in accordance with Section 21.13.

5.6.

Order Cancellations.  Customer may, at no charge, cancel all or part of a Purchase Order by written notice to SSN at least *** prior to the scheduled shipping date for the cancelled portion of the Purchase Order.  Customer may cancel all or part of a Purchase Order *** prior to the scheduled shipping date for the cancelled portion of such Purchase Order by paying twenty-five percent (25%) of the amount that would otherwise be paid for full delivery of the cancelled portion of such Purchase Order.  Customer may cancel all or part of a Purchase Order *** prior to the scheduled shipping date for the cancelled portion of such Purchase Order by paying *** of the amount that would otherwise be paid for full delivery of the cancelled portion of such Purchase Order. Customer may not cancel any portion of a Purchase Order *** prior to the scheduled shipping date for such portion of the Purchase Order.  If Customer attempts to cancel all or part of a Purchase Order *** prior to the scheduled shipping date therefor, then, regardless of whether Customer accepts delivery of the cancelled Equipment, ***.  If Customer pays any amount to SSN under this Section 5.6, then ***.  Notwithstanding anything herein to the contrary, in the event this Agreement is terminated for any reason other than by SSN pursuant to Section 17.2 or 17.3, ***.  *** under this Section 5.6 *** in accordance with Section 17.7.

5.7.	Changes in Products.
5.7.1.

SSN represents and warrants that the Systems, ***, will comply with ***, and all applicable laws, regulations and governmental standards.  SSN shall, subject to Customer’s reasonable approval (***) use commercially reasonable efforts to, as promptly as practicable, bring the Systems into compliance as mandated by such laws, regulations or standards (***). *** under Section 5.7 ***.
5.7.2.	Subject to Section 5.7.4, the costs associated with Future Law Changes and Security Changes shall be allocated between the Parties as follows ***.
5.7.3.

SSN shall, subject to Customer’s approval (and, where applicable, Customer’s agreement to bear its specified share of associated costs) use commercially reasonable efforts to, as promptly as practicable, ***.

5.7.4.

If the changes in laws, regulations, or standards, or the security or integrity concerns giving rise to the Future Law Changes or Security Changes, as applicable, disproportionately affect SSN (or the Products) as compared to other businesses (or products or equipment) in the utilities or energy industries in the United States, ***.

5.7.5.

In effecting any Future Law Changes or Security Changes, SSN shall ensure that the performance and functionality of the Products and the Systems are not compromised from what has been agreed upon in this Agreement.  As long as functionality of the Products, Systems, or Integrated Meters is not impaired, SSN shall have sole discretion as to the remediation or remedy implemented to effect the change required hereunder.

5.8.	End of Life.
5.8.1.

Subject to Section 5.8.2, SSN may cease production of Equipment (each, a “Discontinued Product”) upon advance written notice to Customer that is at least *** before the last delivery date (the “End of Life Date”) for such Discontinued Product.  Customer may issue a final Purchase Order for any Discontinued Product up to *** before the End of Life Date.

5.8.2.	SSN shall make available to Customer, ***, of the Discontinued Product. ***.
6.	ORDERING SOFTWARE.
6.1.

Purchase Orders.  During the Term of this Agreement, Customer shall order Software from SSN as set forth in this Agreement through the issuance of Purchase Orders, and the process for ordering Equipment set forth in Sections 5.1, 5.5 and 5.6 shall also be used for the ordering of Software.

6.2.

Delivery of Software.  SSN will deliver the Licensed Software and Documentation by electronic download or install the Software and deliver the Documentation in accordance with the applicable SOW.  Except as provided in an SOW or an agreement governing Software Support Services, Customer, at its own expense, will be responsible for installing the Software, including any Updates to which Customer is entitled.  SSN will deliver Firmware embedded in the Equipment and Firmware Updates by electronic delivery.  SSN will deliver Software under SaaS to Customer by providing Customer with passwords or other authentication credentials for authorized users and a URL for web access to the Software.

7.	ORDERING SERVICES.
7.1.

SOWs.  During the Term of this Agreement, SSN shall perform the Services as set forth in this Agreement and as more particularly specified in the SOWs in a timeframe and manner to meet the Execution Milestones and Project Schedule.  SSN shall diligently and timely perform such Services under each SOW (i) in a prudent industry manner and (ii) using skilled employees, subcontractors or other agents having the appropriate background and skills to perform the Services hereunder.  All of such Service providers shall at all times remain under the direction and control of SSN.  To the extent not set forth in this Agreement, SSN shall, with the consent of Customer, such consent not to be unreasonably withheld, conditioned or delayed, be entitled to determine the methods, details and means of performing such Services for Customer.
7.2.

Contacts.  Customer’s Project Manager and SSN’s Engagement Manager shall, respectively, serve as the primary contact for the other Party for the performance of the Services hereunder.  Each Party shall direct all Service-related inquiries and requests to the other Party’s Project Manager and Engagement Manager, as applicable.

7.3.

Use of Facilities.  SSN shall perform the Services at the location set forth in the applicable SOW. Customer shall grant SSN and its subcontractors reasonable access to Customer’s facilities as necessary for SSN personnel to perform the Services, with, if Customer so elects, the escort of Customer personnel and subject to all applicable Customer health, safety, environmental and security procedures.

7.4.

Changes to SOW.  If either Party proposes a change to a SOW, then the other Party will reasonably and in good faith consider and discuss with the other Party the proposed change.  SSN agrees to accept any change proposed by Customer that is documented in writing, ***.  In order to be effective, the change to the SOW must be documented in a form executed by or on behalf of each Party and, if applicable, in accordance with Section 21.13.

7.5.	Software Support Services. During the Term of this Agreement, SSN shall provide to Customer the Software Support Services applicable to such System.
7.6.

Transition Services.  If, after the Deployment Period, Customer desires to transition from the use of SaaS to another software delivery model, SSN agrees to coordinate and cooperate in good faith with Customer with respect to developing a plan for and providing transitional services with respect thereto.  Any such transitional services shall be subject to a separate SOW and mutually agreed-upon fees.

7.7.

Permits and Licenses.  SSN shall obtain and maintain all necessary permits, licenses, inspections and any other forms of documentation required relating to the Products and Services provided hereunder ***.  Upon request, SSN shall promptly furnish Customer copies of all permits, licenses or other documentation applicable to this Agreement.

7.8.

GAS IMU Integration.  On or before the date that is *** after the Effective Date, SSN shall have achieved the Gas IMU Integration Milestone.  Within ***, SSN shall have ensured that the number of Gas IMUs set forth in the applicable Purchase Order are ready for installation into Customer’s Systems and that all SSN personnel and subcontractors to be involved in the installation of the Gas IMUs have completed all necessary training with respect thereto.

7.9.

Integration with Customer Property and Facilities.  In performance hereunder, SSN shall not misuse; operate in a manner not in compliance with applicable training materials, manuals or specifications; neglect, modify or otherwise cause damage to; expose to adverse conditions; or compromise or impair the functionality of any equipment, property, software or facilities owned by or licensed to Customer.

7.10.	Installation Services.
7.10.1.

SSN shall *** (a) in accordance with Exhibit V-1 (and Customer shall perform those duties that are expressly assigned to Customer in such Exhibit V-1) and (b) in accordance with the monthly and cumulative installation obligations set forth in Exhibit V-3.  ***.

7.10.2.	SSN shall *** in accordance with Exhibit V-2 (and Customer shall perform those duties that are expressly assigned to Customer in such Exhibit V-2).

8.	EXECUTION MILESTONE ACCEPTANCE; SYSTEM ACCEPTANCE.
8.1.	Execution Milestone Acceptance.
8.1.1.

Immediately upon the completion of each Execution Milestone, SSN shall provide to Customer (to the extent not already provided to Customer as part of the achievement of such Execution Milestone) all Software and Deliverables required by such Execution Milestone and ***

8.1.2.

Customer shall have *** to perform the applicable Acceptance Tests and other testing to determine whether the Software and Deliverables so provided in connection with such Execution Milestone materially conform to the Technical Specifications and the applicable Documentation, and to determine whether SSN has completed all steps required of the applicable Execution Milestone.  In the event that the ***, or that SSN has not ***, Customer shall promptly notify SSN, and SSN shall *** to ensure that it will so ***.  Thereafter, Customer shall have a ***.

8.1.3.

Customer shall *** when Customer accepts SSN’s achievement of an Execution Milestone and all Software and Deliverables delivered therewith, and ***.  In the event *** to which Section 8.1.2 ***, shall be deemed accepted by Customer, and thereafter SSN shall be ***.

8.2.

System Acceptance.  Following the installation of each System, SSN shall perform the applicable System Acceptance Testing in conformance with the applicable System Acceptance Test Plan in the timeframe and in the manner set forth in Exhibit E in order to determine whether such System meets the Acceptance Criteria. SSN shall notify Customer of the results of any System Acceptance Test (including SSN’s assessment as to whether the applicable System meets the Acceptance Criteria) promptly after completion thereof, together with reasonable supporting documentation.  In the event that *** in accordance with Section 17.2; provided, however, *** Customer’s Third-Party Meter Provider *** contemplated by Exhibit D.

9.	FEES; PAYMENT TERMS; TAXES.
9.1.

Fees.  SSN’s Fees for the Products and Services, as reflected in all Purchase Orders, Change Orders and SOWs entered into hereunder, shall (except with respect to Training Services) be as set forth in Exhibit B.  SSN’s Fees for Training Services shall be as set forth in Exhibit O.  SSN’s Fees for the Third-Party Products shall be as set forth in the applicable SOW.

9.2.	Payment Terms.
9.2.1.	SSN shall invoice Customer as follows:
9.2.1.1.

For Equipment other than Communications Modules to be integrated into Third-Party Integrated Meters, *** Third-Party Integrated Meters ***:   Customer may within *** of Third-Party Integrated Meters *** of such Third-Party Integrated Meters for the purpose of *** in accordance with Section 5.5) (***).  If, as to a delivered shipment of Third-Party Integrated Meters, Customer does not provide to SSN written acknowledgement of acceptance, or a reasonably detailed notice regarding any damaged and/or incorrect quantities within the applicable ***, SSN may, ***, issue an invoice for the number of *** into the ***.  However, if Customer *** of Third-Party Integrated Meters *** its Third-Party Meter Provider ***, SSN shall be entitled to issue invoices upon the date on which such delivery was originally scheduled to occur prior to Customer’s *** into Third-Party Integrated Meters *** as specified in Section 9.2.2 below (it being understood that nothing in this Section 9.2.1.1 shall be construed to ***.

9.2.1.2.	For Software, ***, as listed in Exhibit B, Part 1; provided that *** in accordance with Section 8.1.
9.2.1.3.	For Services (***), in accordance with Section 8.1.
9.2.1.4.	Customer shall pay ***.
9.2.1.5.	For Training Services, in accordance with Exhibit O.
9.2.2.

Each invoice shall set forth in reasonable detail the Fees requested, and the Equipment and/or Services provided by SSN to Customer, in connection therewith.  Invoices for Equipment must reference the applicable CPS Energy Purchase Order number or will be returned to SSN unpaid.  Subject to Section 9.3, Customer shall pay each invoice *** under Section 5.4 (*** into Third-Party Integrated Meters, ***); ***, and subject to Section 9.2.1.2, ***.  SSN shall submit *** SSN shall be ***.

9.3.	***.
9.3.1.	Customer may *** (as such terms are defined in Exhibit L) *** to the extent SSN has not yet *** as required by Section 19.1 *** as required by Section 21.19.1. ***.
9.3.2.

If, at any time, *** made by SSN pursuant to Section 4.1.2 ***Customer’s Third-Party Meter Provider *** shall, for purposes of Section 18.1, *** from SSN *** (*** by SSN on SSN ***) until such time as (i) SSN has submitted to Customer *** SSN has come into *** to SSN ***.

9.3.3.	*** pursuant to this Section 9.3 (***). *** pursuant to this Section 9.3 *** pursuant to this Section 9.3 if Customer agrees with *** by SSN in regard to ***.
9.4.

Taxes.  CPS Energy is a political subdivision of the State of Texas organized pursuant to Texas law codified at Chapter 1502 of the Texas Government Code and, as such, is a TAX-EXEMPT ORGANIZATION. CPS Energy is exempt from certain sales and use taxes with respect to the purchase price of all materials, supplies, equipment and consumables purchased under a separated contract (including the Equipment, Software and Services) and which are incorporated into the Services.  SSN shall not invoice or charge CPS Energy for such taxes and shall be provided with a Sales Tax-Exemption Certificate upon request.  Failure by SSN to request a Sales Tax-Exemption Certificate shall not mean that CPS Energy waives its tax-exempt status. CPS Energy shall not pay any taxes for which it is exempt.

9.5.	Audit Rights.
9.5.1.

Upon written request by SSN, not more frequently than once annually, Customer shall furnish SSN with a letter signed by an officer of Customer verifying that Customer is using the Software in compliance with this Agreement.

9.5.2.

Upon reasonable prior notice, SSN shall make available, and shall cause those (i) subcontractors that provide Services directly to Customer, (ii) contract manufacturers that provide Products , and (iii) subcontractors that provide Services at Customer’s or any End Customer’s respective properties or sites (collectively, “Subcontractors”) to make available their respective books, records, correspondence, accounting procedures and practices and any other supporting evidence directly relating to this Agreement (all the foregoing hereinafter referred to as “Records”) for examination, audit and/or reproduction, during normal business hours, no more than *** annually, by the Independent Auditor or its authorized representative, to the extent ***.  Upon written request by Customer, not more frequently than twice annually, SSN will provide to Customer a certificate from an officer of SSN certifying that (i) there is no claim, suit or proceeding against SSN or, the knowledge (after reasonable inquiry) of SSN, any of the Subcontractors, that does or could reasonably be expected to affect Customer, the Project, or the transactions contemplated by this Agreement, and, to SSN’s knowledge (after reasonable inquiry), there exist no facts or circumstances that could reasonably be expected to result in such a claim, suit or proceeding, and (ii) SSN is, and to the knowledge (after reasonable inquiry) of SSN, the Subcontractors are, in compliance with all laws and regulations that do or could reasonably be expected to affect Customer, the Project, or the transactions contemplated by this Agreement.  Notwithstanding anything herein to the contrary, SSN shall, at Customer’s request, furnish directly to Customer Records and information of SSN and of the Subcontractors; provided that SSN and Subcontractors may redact any confidential or sensitive identifying information of any their respective customers contained therein prior to providing such information to Customer.  ***. The “Independent Auditor” shall be an independent auditing firm not affiliated with either Party and reasonably acceptable to both Parties, or, in the event the Parties are unable to agree on an independent auditing firm within ten (10) days of receipt by SSN of Customer’s notice of intent for an audit or inspection to be conducted, ***. For the purpose of ***. In addition, *** in accordance with this Section 9.5.2.

9.5.3.

SSN shall maintain its Records (updated promptly and consistently) in accordance with good accounting practices and prudent industry practices with regard to the procurement and provision of Products by SSN, the performance of Services by SSN and SSN’s use of subcontractors in respect thereof.

9.6.	***. ***.
10.	CONFIDENTIALITY.
10.1.

Confidential Information.  “Confidential Information” means any confidential, trade secret or other proprietary information disclosed by one Party (the “Disclosing Party”) to the other (the “Receiving Party”) under this Agreement, including the terms of this Agreement, and any information provided in or delivered pursuant to a Purchase Order, SOW or Change Order.  To be subject to this Section 10, such information (which may include software) must be (i) designated with the legend “Confidential” or a comparable legend in case of disclosure in written, graphic, machine readable or other tangible form, or (ii) designated orally as “Confidential” at the time of disclosure in case of disclosure in oral, demonstrative or other non-tangible form. Confidential Information is not subject to this Section 10 if it: (a) is now or subsequently becomes generally available to the industry through no fault or breach of the Receiving Party, (b) was rightfully in the Receiving Party’s possession, or known by it, prior to receipt from the Disclosing Party; (c) was rightfully disclosed to the Receiving Party by a third party, free of any obligation of confidence, or (d) was developed by the Receiving Party independently and without reference to Confidential Information of the Disclosing Party.

10.2.

Restrictions.  Each Receiving Party shall use the Disclosing Party’s Confidential Information only to fulfill its commitments and exercise its rights under this Agreement.  Each Party agrees not to disclose any Confidential Information of the other Party to anyone other than those employees, agents, advisors, independent auditors or contractors of the Receiving Party who need to know such Confidential Information for the purposes of this Agreement and who are bound by obligations of confidentiality substantially and substantively similar to the obligations set forth herein. Each Receiving Party shall treat all Confidential Information of the Disclosing Party with the degree of care it accords to its own Confidential Information, but not less than reasonable care.  Neither Party shall reverse engineer, disassemble or decompile any prototypes, firmware, software or other tangible objects which embody the other Party’s Confidential Information and which are provided to such Party hereunder.

10.3.

Mutual Cooperation.  Each Party will notify and cooperate with the other Party in enforcing the Disclosing Party’s rights if such Party becomes aware of a threatened or actual violation of the confidentiality requirements of this Section 10.

10.4.

Required Disclosures.  The Receiving Party may disclose the Disclosing Party’s Confidential Information pursuant to any statutory or regulatory authority or court order, or request of any governmental body with jurisdiction, provided that, to the extent permitted by law, the Receiving Party shall provide the Disclosing Party with reasonable written notice prior to any such disclosure, assist (at the Disclosing Party’s expense) in obtaining an order protecting the information from disclosure or otherwise protecting such Confidential Information, and comply with any applicable protective order or equivalent issued by a court or other governmental body with jurisdiction.

10.5.

No Limitation.  Nothing in this Agreement shall, or is intended to, limit either Party’s ability to develop or enhance its products and services in any manner whatsoever, including use of knowledge gained as a result of the performance by either Party of its obligations hereunder, provided that in so doing neither Party shall use the other Party’s Confidential Information in violation of the terms of this Section 10.

10.6.

Non-Disclosure of Agreement Terms.  Neither Party shall disclose the terms and conditions of this Agreement without the prior written consent of the other Party except that each Party may (notwithstanding the provisions of Section 10.2): (i) make such disclosures as are necessary to comply with applicable laws, rules and regulations or as necessary to enforce this Agreement, (ii) disclose the terms of this Agreement to such Party’s auditors, attorneys, bankers or investment bankers as necessary for their rendition of services to a Party, (iii) disclose that Customer is a customer of SSN, (iv) disclose the terms and conditions of this Agreement as and to the extent necessary (A) to enable any Third-Party Meter Provider to perform contract administration (including in relation to Communications Module delivery, Communications Module repair and replacement, and warranties relating to Third-Party Integrated Meters and the components thereof, including Third-Party Integrated Meter testing) or similar coordination duties for the benefit of Customer, or (B) to enable SSN to contract with various providers of SSN Meters and to support SSN’s provision of SSN Integrated Meters to Customer under this Agreement; provided that SSN may not, without prior written consent of Customer, disclose the pricing terms of this Agreement, or (v) make such disclosures to a third-party engineering firm as and to the extent necessary to enable SSN to fulfill its obligations hereunder or Customer to enforce its rights hereunder or under Customer’s contract with its Third-Party Meter Provider; provided, that such engineering firm has entered into a non-disclosure agreement containing terms at least as restrictive as those in Section 10 of this Agreement.

10.7.

Non-Disclosure of End Customer Information.  SSN shall not disclose (i) the identity, address, meter number or other identifying number or any other identifying information of any End Customer, (ii) any data or information with respect to electricity or gas usage by or demand of any End Customer or (iii) any other information pertaining to End Customers.

10.8.

Customer Network Access.  SSN may have access to certain Confidential Information on Customer’s computer systems, networks and databases solely for the purpose of performing the Services.  SSN agrees that access for other purposes, or the use of Customer’s network to access any other system, network or database, is strictly forbidden and that SSN is responsible and liable for all damages or unauthorized access resulting from such actions.  Without limiting Customer’s rights under Section 10.9, Customer reserves the right, in its reasonable discretion, to terminate SSN’s access to, and use of, Customer’s computer systems, networks and databases at any time, without notice to SSN, if Customer believes, in good faith, that SSN or any of its employees, subcontractors or agents has breached, or is likely to breach, this Section 10.8.

10.9.

Breach of Terms.  Each Party acknowledges that in the event of breach, or threatened breach, under this Section 10, the Disclosing Party’s remedy at law may be inadequate, and that the damages flowing from such breach might not be readily susceptible of being measured in monetary terms.

Accordingly, in the event of either Receiving Party’s breach, or threatened breach of this Section 10, the Disclosing Party, in addition to any monetary damages, shall be entitled to seek immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach without the posting of a bond or proof of monetary damages.

10.10.

Survival.  Except for Section 10.7, and as applied to Section 10.7, Section 10.9, the provisions of this Section 10 shall survive the expiration or earlier termination of this Agreement for a period of five (5) years.  The provisions of Section 10.7 and, as applied to Section 10.7, Section 10.9 shall survive the expiration or earlier termination of this Agreement indefinitely. Customer’s obligation to maintain the confidentiality of Licensed Software that is Confidential Information shall survive the expiration or earlier termination of this Agreement for a period of ten (10) years thereafter.

11.	INTELLECTUAL PROPERTY RIGHTS.
11.1.	License Terms.
11.1.1.

Grant.  Subject to the terms and conditions of this Agreement and payment of the applicable license Fees, SSN grants to Customer, solely for Customer's own internal business purposes in the U.S., a non-exclusive, non-transferable license to, without right to sublicense, to use ***.  Customer may make a reasonable number of copies ***.  Customer may make copies of the Documentation reasonably needed for to exercise its rights under this Agreement.  ***.

11.1.2.

Accessing Licensed Software. Each Customer employee, consultant or agent accessing Licensed Software through Solutions Services will be assigned a unique user identification name and password (“User ID”).  Customer shall be responsible for exercising its commercially reasonable efforts to ensure the security and confidentiality of all User IDs

11.1.3.

Restrictions. Except for Equipment provided by third parties, Equipment contains SSN’s Intellectual Property Rights and may not be incorporated into other products (other than as contemplated by this Agreement) without SSN’s prior written consent, which may be withheld in its sole discretion. For the avoidance of doubt, it is contemplated by the Parties that certain Communications Modules will be integrated into electricity metering endpoints by one or more Third-Party Meter Providers (including Landis + Gyr) authorized by SSN to so incorporate such Communications Modules. Except as otherwise set forth in this Agreement or permitted by SSN in writing, Customer shall not:  *** or any SSN *** to third parties, or otherwise use the ***; *** (f) except with respect to Customer’s *** (unless required by law, in which case, the provisions of Section 10.4 shall apply).  ***, nothing herein shall prevent Customer from *** by Customer, SSN, ***.

11.1.4.

Government End Users. If this license is acquired under a U.S. government contract, Customer acknowledges that the Software and associated documentation are “Commercial Computer Software”, as that term is defined in 48 C.F.R. 12.212 of the Federal Acquisition Regulations (FAR) and in 48 C.F.R. 227.7014(a)(i) of the Department of Defense Federal Acquisition Regulations Supplement (DFARS), and are provided with only the commercial rights, subject to the restrictions described in this Agreement.

11.2.	Ownership.
11.2.1.

Customer Acknowledgment.  Customer acknowledges that, except as provided in this Agreement, including Section 11.2.2.1, SSN and its vendors and licensors, as applicable, retain all right, title and interest to all Intellectual Property Rights and all Confidential Information of SSN, and all copies thereof, and all Derivative Works based thereon.  SSN reserves all rights not expressly granted in this Agreement.

11.2.2.

Ownership of Work Product and Derivative Works Developed under SOWs.  Ownership of the Intellectual Property Rights in any Work Product and any Derivative Works created by SSN or its subcontractors in performance of any SOW under this Agreement shall be allocated as follows:

11.2.2.1.

***.  Customer will ***.  Customer-owned *** include *** that are required to *** between SSN’s and Customer’s systems and, to the extent applicable, the Customer-owned ***.  To the extent any ***, SSN hereby ***.

11.2.2.2.

***.  Customer’s ownership of the *** under Section 11.2.2.1 shall be subject to SSN’s or the applicable subcontractor’s continued ownership of the ***.  Further, SSN shall retain ownership of any *** pertaining to SSN’s ***, provided however, that ***.  SSN hereby grants, and will ensure that its ***.

11.2.2.3.	***. SSN will own ***.
11.2.3.

Ownership of Content.  All Customer Content, including information concerning users, messages and other such data, constitutes Intellectual Property Rights of Customer, and SSN has no right to such Intellectual Property Rights except as expressly set forth in this Agreement.  Customer reserves all rights not expressly granted in this Agreement.  SSN shall, contemporaneously with the delivery to Customer of any Developed Software, deliver to Customer the Source Code for such Developed Software.

11.3.

Proprietary Markings and Copyright Notices.  Customer agrees not to remove or destroy any proprietary, trademark or copyright markings or notices properly placed upon or contained within any Products or Documentation.

11.4.

Data Privacy.  SSN will comply with all laws and regulations that may apply to SSN concerning the protection of any information (in any form) that identifies, or is reasonably capable of being identified with a particular End Customer (e.g., name, social security, account number or address) that:  (i) Customer provides to SSN; or (ii) is collected, created or disclosed to SSN by virtue of SSN’s performance of Services. SSN assumes no responsibility for Customer or third-party content carried on Customer’s systems. During the term of this Agreement, Customer shall have the legal right and authority to grant SSN access to view and use the End Customer data and Generated Data to provide Services, To Customer’s knowledge, SSN’s use of any such End Customer data and Generated Data in accordance with this Agreement will not violate any applicable laws or regulations or cause a breach of any agreement or obligation between Customer and any third party.

12.	INFRINGEMENT.
12.1.

Intellectual Property Indemnities. To the extent permitted by law, SSN shall defend, indemnify and hold harmless the Customer Indemnitees from any and all ***.  The terms of Section 15.2 shall apply to the Parties with respect to such third-party claim.  SSN’s obligations under this Section 12.1 for any action shall apply to the extent that such action does not result from (i) the combination, operation or use of a Product with or in products or processes not provided or approved by SSN, provided, however, that SSN’s obligations under this Section 12.1 shall apply to any action to the extent it results solely from the combination, operation or use of a Product in conjunction with an electricity metering endpoint (as part of an Integrated Meter) or with any products, processes or infrastructure used by or on behalf of Customer, or otherwise contemplated in an SOW, as of the Effective Date, ***.

12.2.

SSN Options.  If a court or arbitrator determines that a Product, Integrated Meter or Service infringes or misappropriates the Intellectual Property Rights of a third party or enjoins the use of a Product, Integrated Meter or Service, then, SSN shall, ***.  If, after making all reasonable efforts, SSN is unable to comply with the immediately foregoing obligations under subparts (i) and (ii), ***.

SSN may also exercise the options as specified in the immediately preceding sentence above at any time after SSN’s receipt of *** pursuant to this Section 12.2 *** pursuant to Section 12.1. ***.
12.3.

Exclusive Remedy.  THE RIGHTS AND REMEDIES SET FORTH IN SECTION 12.1 AND SECTION 12.2 CONSTITUTE THE ENTIRE OBLIGATIONS OF SSN AND THE EXCLUSIVE REMEDIES OF CUSTOMER WITH RESPECT TO THE MATTERS SET FORTH IN THIS SECTION 12.

13.	REPRESENTATIONS AND WARRANTIES.
13.1.	General. As of the Effective Date:
13.1.1.

Due Authorization.  Each Party represents and warrants to the other Party that the individual executing this Agreement on behalf of such Party is duly authorized to execute this Agreement on behalf of such Party and to bind such Party hereby.  Each Party further represents and warrants to the other Party that this Agreement is a valid and binding obligation of such Party and enforceable against such Party in accordance with its terms (subject as to enforceability to those limitations imposed by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors rights generally and general principles of equity).

13.1.2.

Approval.  Each Party represents and warrants to the other Party that it has taken all requisite governmental, corporate, partnership or limited liability company action (as applicable) to approve the execution, delivery and performance by such Party of this Agreement.

13.1.3.

Litigation.  Except in the case of SSN, for the Existing Litigation, each Party represents and warrants to the other Party that there is no litigation or governmental proceeding or investigation pending or, to the knowledge of such Party, threatened against such Party, that may call into question the validity of this Agreement, or hinder this Agreement’s enforceability or the performance by such Party under this Agreement.

13.1.4.

Violation of Law.  Each Party represents and warrants to the other Party that its execution of, and performance under, this Agreement does not and will not (i) violate applicable government codes, ordinances, laws, rules, orders, writs, regulations or restrictions, (ii) with or without notice or the passage of time, conflict with or result in a breach or violation of any of the terms, conditions or provisions of any contract or other agreement or instrument to which such Party is a party or by which it or its assets are bound, or constitute a default or cause for acceleration or termination thereunder, or result in the imposition of any Lien upon any of its assets.

13.2.	Equipment.
13.2.1.

Equipment Warranty.  SSN warrants to Customer that all Equipment (which, for the avoidance of doubt, shall include***) shall be new *** with Section 5.4 (*** integrated into Third-Party Integrated Meters, *** the Third-Party Integrated Meters into which ***), conform in all material respects to all technical, functional and other specifications set forth in this Agreement (including the Technical Specifications) and its Documentation and be free from defects in design, materials and workmanship.  *** in accordance with Section 13.2.5.

13.2.2.	Remedy. If any Equipment does not meet the warranty provided in Section 13.2.1, SSN shall ***; provided that, for the avoidance of doubt, ***; provided further that Customer has notified SSN of the ***, as applicable, pursuant to this Section 13.2.2, ***; provided that:
13.2.2.1.

*** provided in this Section 13.2,  *** the applicable Third-Party Integrated Meters in accordance with the provisions of Section 13.14.1 and *** of the applicable Third-Party Integrated Meters shall be determined in accordance with Section 13.14.1; provided that, subject to Section 13.14.1, ***, SSN shall only be *** provided in Section 13.2.5; and

13.2.2.2.	***.

SSN’s obligation to *** shall not be affected by a ***. Prior to delivery to Customer (or its designee), SSN will ***, as set forth in Section 13.2.1.  *** as set forth in Section 13.2.1 for the longer of the ***.  Except for the rights of Customer under Sections 13.2.5, 13.5.2, 13.14.1, and 15.1.1(i), this Section 13.2.2 shall be the ***.

13.2.3.

***.  *** provided in Section 13.2.1, *** by SSN only upon the *** not made or approved by SSN in writing; *** of Customer; *** not under SSN’s control; ***, respectively, is hereby approved by SSN for purposes of the foregoing limitations; provided that, in the case of Third-Party Integrated Meters, the ***  by Customer’s Third-Party Meter Provider in an *** approved by SSN; provided further that all *** generally available for use with SSN’s *** referenced in Exhibit H or Exhibit AA of this Agreement,***. For the avoidance of doubt, no warranty under this Agreement (as to Equipment or otherwise) shall be invalidated by *** with applicable specifications or into SSN Meters, *** of the Third-Party Integrated Meter or any component thereof or by SSN or its designee of the SSN Integrated Meter or any component thereof, (c) *** by Customer’s Third-Party Meter Provider of the Third-Party Integrated Meter or any component thereof or by SSN or SSN’s designee of the SSN Integrated Meter or any component thereof, (d) *** a Third-Party Integrated Meter or between the *** and the SSN Meter in an SSN Integrated Meter.

13.2.4.

***.  If Customer desires to *** described in Section 13.2, ***.  If Customer agrees to *** SSN shall diligently ***.  Warranties for Equipment repaired by SSN pursuant to this Section 13.2.4 shall be as mutually agreed by the Parties.

13.2.5.	***. Customer may, ***.
13.2.5.1.

*** shall be as set forth in Section 13.2.5.2.  In consideration for such ***, Customer shall ***.  Except with respect to ***, all ***.  An amount paid by Customer pursuant to this Section 13.2.5.1 shall, with respect to the applicable Equipment, entitle Customer to the warranty protections set forth in Section 13.2.5.2 for an ***.  Customer may, in its sole discretion, extend (subject to Section 13.2.5.3) any such warranty for additional ***; provided, that where Customer extends a warranty as to ***, SSN shall only be obligated to effect *** pursuant to Section 13.2.5.2 *** under Section 13.2.5.2 may be properly determined.

13.2.5.2.

Without limiting any other right of Customer set forth in this Agreement, if, within any *** does  not conform in all material respects to all technical, functional and other specifications set forth in this Agreement (including the Technical Specifications) and its Documentation or is not free from defects in design, materials and workmanship, then, *** pursuant to Section 13.2.5.1 (***), SSN shall be obligated to *** (provided that, for the avoidance of doubt, all replacement Communications Modules shall be new or comparable in quality to the non-conforming Communications Modules) *** pursuant to Section 13.2.5.2) ***; provided that, in the case of *** SSN shall *** to Customer’s Third-Party Meter Provider the *** provided in this Section 13,

*** the applicable Third-Party Integrated Meters in accordance with the provisions of Section 13.14.1 *** of the applicable Third-Party Integrated Meters shall be determined in accordance with Section 13.14.1.  For purposes of this Section 13.2.5.2, ***, SSN will ***, set forth in Section 13.2.1.  *** under this Section 13.2.5.2 shall be warranted as set forth in Section 13.2.1 for the ***; provided that, except as SSN may otherwise agree in writing, *** under this Section 13.2.5.2 shall not ***.

13.2.5.3.

Notwithstanding the foregoing provisions of this Section 13.2.5, SSN’s obligation under Section 13.2.5.2 in respect of any extended warranty purchased by Customer pursuant to Section 13.2.5.1 shall not (i) with respect to any *** under Sections 13.2.1 and 13.2.5.1) *** under Sections 13.2.1 and 13.2.5.1).

13.2.5.4.

Upon the expiration of any warranty provided hereunder by SSN for any item of Equipment, SSN shall, if such Equipment was manufactured by a party other than SSN, exercise its commercially reasonable efforts to cause to be assigned to Customer any warranty then remaining in respect of such Equipment.

13.2.6.

SSN Integrated Meter Inventory. SSN shall ensure that Customer has in inventory at all times a number of replacement SSN Integrated Meters sufficient to *** by the foregoing provisions of this Section 13.2. *** under any other provision of this Section 13.2 or under the provisions of Section 13.14.1, *** Customer pursuant to Section 5.4 ***.

13.2.7.

Continuing Management and Administration.  SSN shall, in consultation with Customer, take primary responsibility for coordinating with SSN’s provider of SSN Meters as to *** to the SSN Integrated Meters, ***.  In so doing, SSN shall exercise commercially reasonable efforts to (i) *** by Customer in connection therewith and (ii) effect any *** of SSN Integrated Meters in the manner ***.  SSN shall, upon request, assist Customer in activities relating to SSN Integrated Meters and shall keep Customer *** between SSN and SSN’s provider of SSN Meters, including as it relates to SSN Integrated Meter ***.  SSN shall cooperate in good faith with Customer and SSN’s provider of SSN Meters regarding the *** of SSN Integrated Meter *** SSN Integrated Meters and the components thereof, including SSN Integrated Meter *** set forth in this Section 13.2 and in Section 4.1.2, and all other services related to SSN Integrated Meters, have been *** of the SSN Integrated Meters set forth in Exhibit H and in the “SSN Integrated Meters” table of Exhibit B, Part 2, and Customer shall not be ***.

13.3.	Services.
13.3.1.	Services Warranty.
13.3.1.1.

SSN hereby represents and warrants to Customer that it has substantial experience in the installation, testing, repair, replacement and maintenance of equipment identical (or substantially similar) to the Equipment and Integrated Meters and is fully qualified to perform the Services in accordance with the terms of this Agreement.

13.3.1.2.

SSN warrants to Customer that the Services will (i) be provided in accordance with all applicable laws, permits, manuals, policies of Customer, insurance policies and the Technical Specifications, designs and other requirements set forth in the applicable SOW and (ii) be performed by qualified personnel in a competent and professional manner in accordance with usual and customary industry standards.

13.3.1.3.	***.
13.3.2.

Remedies.  Without limiting Customer’s rights under Section 15.1, if any Service does not meet a warranty provided in Section 13.3.1, SSN shall ***; provided that Customer has notified SSN of the existence of such non-conforming Service prior to the expiration of the warranty period for such Service.  *** pursuant to this Section 13.3.2 ***.  Re-performed Services will be warranted as set forth in Section 13.3.1.

13.4.	Software.
13.4.1.

Licensed Software and Developed Software Warranty.  SSN warrants to Customer that, for a period of ***, without prejudice to any other rights of Customer under this Agreement, the Licensed Software and the Developed Software will perform substantially in accordance with the Technical Specifications and the Documentation for the Licensed Software and the Developed Software, as applicable.

13.4.2.

***.  Without limiting Customer’s rights under Section 15.1, if any Licensed Software or Developed Software does not meet the warranty provided in Section 13.4.1, SSN shall remove, repair, or at its option replace, and re-install such non-conforming Software; provided that Customer has notified SSN of the existence of such non-conforming Software prior to the expiration of the warranty period for such Software.  Without limiting any obligations of SSN, or rights of Customer, under Exhibit L, ***, by SSN pursuant to this Section 13.4.2 ***.  Repaired or replaced Licensed Software or Developed Software will be warranted as set forth in Section 13.4.1 ***.  Except for the rights of Customer under Sections 13.5.2 and 15.1.1(i), this Section 13.4.2 shall be the exclusive remedy to Customer *** described in Section 17.2).  Following the warranty period, Errors in the Licensed Software or Developed Software will be addressed under the Software Support Services program as purchased by Customer.

13.4.3.	***. The foregoing warranty shall not apply to ***. For the avoidance of doubt, ***, SSN does not hereby provide a warranty in respect of ***.
13.4.4.

***.  SSN warrants to Customer that the Licensed Software, Third-Party Software (unless otherwise provided in the documentation provided by Third-Party manufacturer) and any Work Product provided under this Agreement shall not, at the time of transfer to Customer, include ***.  SSN will verify that the Licensed Software, Developed Software or Work Product does not contain any of the aforementioned matters immediately prior to shipment to Customer.

13.4.5.

Third-Party Warranties.  To the extent possible, SSN will pass through to Customer any warranties on any Third-Party Software provided by third parties or other supplier(s) of such software.  SSN shall have no obligation for any warranties or maintenance of the Third-Party Software.

13.5.	***.
13.5.1.

***.  SSN hereby represents and warrants to Customer that during the Term of the Agreement, each *** (*** but excluding, without prejudice to *** under Section 13.14, *** and related services provided to ***) shall in all respects perform at and achieve all applicable Service Levels.

13.5.2.

***.  If, within any *** (*** provided to Customer by Customer’s Third-Party Meter Provider) ***, then SSN shall immediately notify Customer of ***.  SSN shall have *** in which to effect all such corrective measures.  *** under Section 13.14, *** provided to Customer by Customer’s Third-Party Meter Provider) ***, without prejudice to the other rights afforded Customer under this Agreement, have the right to *** (*** set forth in Section 17.2 ***). The obligations of SSN pursuant to Sections 13.5.1 and Section 13.5.2 shall apply only to the extent that, as of the applicable failure, *** (*** in accordance with the terms of this Agreement), *** in accordance with Exhibit L, ***.

13.5.3.	***. In the event any *** fails to operate in accordance with all applicable***, and in addition to all other obligations under this Agreement, *** the form attached hereto as Exhibit K.
13.6.	DNP 3.0 Compliance. SSN hereby represents and warrants to Customer that all Bridges provided as part of the DA System shall, upon delivery to Customer, transmit and receive DNP 3.0 Compliant traffic.
13.7.

Work Product.  SSN hereby represents and warrants to Customer that all Work Product shall, upon delivery to Customer, (i) be complete as defined by the Technical Specifications and (ii) have been created in accordance with the professional standards expected of any company performing similar integration and design services in the United States.

13.8.

Documentation.  SSN hereby represents and warrants to Customer that (i) the Documentation has been created in accordance with the professional standards expected of any company providing similar documentation in the United States and (ii) SSN has, prior to the Effective Date, provided Customer with true and complete copies thereof.

13.9.

Invoices.  SSN hereby represents and warrants that, with respect to each invoice issued to Customer hereunder, (i) the Fees set forth therein are the true and correct amounts owed by Customer to SSN in respect of the Products and/or Services that are the subject of such invoice, (ii) all such Products and Services meet all applicable Technical Specifications and standards set forth in this Agreement, (iii) at the time such invoice is delivered to Customer, all Execution Milestones and required activities thereunder have been successfully achieved and performed by SSN, and (iv) all subcontractors of SSN providing products or services in connection with such Products and Services have been paid in full or will, upon receipt from Customer of the invoiced amount, be paid in full in accordance with all applicable subcontracts.

13.10.

Title.  Subject to Section 11.2, SSN hereby represents and warrants to Customer that Customer will receive good and valid title to all Equipment and Customer-owned Derivative Works, and a valid license to all Software delivered to Customer and all Services performed by SSN or at SSN’s direction, for Customer under this Agreement, free and clear of all Liens.  ***.

13.11.

***.  Subject to, and without limitation of, the exclusions set forth in Sections 13.2.3 and 13.4.3, SSN hereby represents and warrants to Customer that the Project as provided to and developed for Customer hereunder shall include the provision and development of all personnel, Equipment, intellectual property and services ***.  SSN hereby represents and warrants to Customer that the Systems (excluding Third-Party Integrated Meters but, for the avoidance of doubt, including the Communications Modules) as provided to and developed for Customer hereunder shall include all applicable security capabilities described in Exhibit U.

13.12.

Disclaimer of Implied Warranties.  EXCEPT FOR THE WARRANTIES PROVIDED IN THIS SECTION 13, (i) SSN MAKES NO WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE RELATING TO THE PRODUCTS OR SERVICES; (ii) SSN SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF DESIGN, MERCHANTABILITY, ***, TITLE AND IMPLIED WARRANTIES OF NONINFRINGEMENT ARISING UNDER THE UNIFORM COMMERCIAL CODE; AND (iii) SSN DOES NOT WARRANT OR REPRESENT THAT THE SOFTWARE WILL BE FREE FROM BUGS OR THAT ITS USE WILL BE UNINTERRUPTED OR ERROR-FREE, OR MAKE ANY OTHER REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE PRODUCTS.

13.13.

Customer-installed Endpoints.  The Parties acknowledge that Customer shall install ***.  Notwithstanding the fact that Customer, and not SSN, is installing the Customer-installed Endpoints, *** by Section 15.1.2(iii), *** under Section 15.1 and this Section 13 ***.

13.14.	Third-Party Integrated Meters.
13.14.1.	Third-Party Integrated Meter Failures.
13.14.1.1.

If, during the Deployment Period (or, if SSN is providing endpoint management services past the Deployment Period pursuant to an SOW, during the time set forth in such SOW), any Third-Party Integrated Meter is *** “Third-Party Integrated Meter Failure”), SSN or its designee shall, *** under Section 13.2, *** Third-Party Integrated Meter *** Third-Party Meter Provider (***) in accordance with the *** set forth in Exhibit Y, within *** of becoming aware of the ***, for testing in accordance with all such procedures and instructions as may be mutually agreed upon by such Third-Party Meter Provider and SSN acting in good faith and *** of such Third-Party Integrated Meter, *** Third-Party Integrated Meter ***. For the avoidance of doubt, SSN’s obligation to *** Third-Party Integrated Meter shall not be affected by a ***, and, unless expressly requested by Customer in writing, *** such Third-Party Integrated Meters***. Where one or more Third-Party Integrated Meters are returned to Customer’s Third-Party Meter Provider, SSN shall promptly perform all obligations, and provide all such information, contemplated to be performed or provided by SSN by the procedures and instructions described in the immediately preceding clause (a).  In the event that Customer is, pursuant to Customer’s contract with its Third-Party Meter Provider, entitled to *** from such Third-Party Meter Provider for *** as a result of an *** of Third-Party Integrated Meters during the time period specified in the first two sentences in this Section, Customer agrees to (i) use good faith efforts to *** from Customer’s Third-Party Meter Provider; provided, that Customer shall not be required to *** to SSN.

13.14.1.2.

SSN will provide Customer with *** Third-Party Integrated Meter Failure ***.  The report will include *** all Third-Party Integrated Meters *** Customer’s Third-Party Meter Provider *** Third-Party Integrated Meter *** of each such Third-Party Integrated Meter Failure, *** of each Third-Party Integrated Meter ***.  For example, the report provided not later than *** would include (x) information regarding all Third-Party Integrated Meters *** Customer’s Third-Party Meter Provider *** Third-Party Integrated Meter Failures *** including, to the extent available by the date of such *** of each such Third-Party Integrated Meter Failure, *** of each Third-Party Integrated Meter *** occurring during periods prior to *** that have been determined since the date of the ***.  In the event that SSN and Customer’s Third-Party Meter Provider do not, *** by Customer’s Third-Party Meter Provider of the applicable *** Third-Party Integrated Meters as contemplated by Section 13.14.1.1, resolve (x) a *** of a Third-Party Integrated Meter *** of Third-Party Integrated Meters, or (y) a *** as to the appropriate way to remedy such Third-Party Integrated Meter Failure, (including a ***, *** between SSN and Customer’s Third-Party Meter Provider, should effectuate *** such Third-Party Integrated Meter Failure), then Customer shall, upon SSN’s request, request that Customer’s Third-Party Meter Provider (i) retain a *** that is acceptable to Customer and SSN to *** (it being understood that nothing in the foregoing provisions of this Section 13.14.1.2 shall preclude Customer from issuing any such request prior to such date) and (ii) send such Third-Party Integrated Meter (or a sample thereof) to such *** after such Third-Party Meter Provider receives such Third-Party Integrated Meter. In the event that Third-Party Integrated Meters are sent by Customer’s Third-Party Meter Provider to a mutually agreed upon third-party *** as contemplated by this Section 13.14.1.2, (a) SSN will, in combination with the Third-Party Meter Provider, *** associated therewith (***) and will, in good faith, use its commercially reasonable efforts to work with Customer, Customer’s Third-Party Meter Provider and any such third-party *** to ensure that *** commences as promptly as reasonably practicable and to facilitate a prompt resolution, including providing such third-party *** with all reasonably necessary information *** Third-Party Integrated Meters; *** in accordance with Section 4.1.1, ***, until a determination is made by such third-party *** as to the cause of the Third-Party Integrated Meter ***.  For purposes of this Agreement, the following third-party ***.

13.14.1.3.

If Customer’s Third-Party Meter Provider or, where the *** Third-Party Integrated Meters are sent to a mutually agreed upon third-party *** as contemplated by Section 13.14.1.2, such third-party *** concludes that the *** to perform in accordance with its *** or otherwise caused the applicable Third-Party Integrated Meter Failure, or (b) determines that the *** caused the Third-Party Integrated Meter ***, and SSN, Customer, and Customer’s Third-Party Meter Provider agree that such Third-Party Integrated Meter (and, where such ***) will be deemed to be ***, and, without limiting Customer’s rights and remedies under this Section 13.14,  Customer will be entitled to the applicable *** provided in Section 13.2 with respect to such *** Customer’s Third-Party Meter Provider or, at Customer’s election, *** such Third-Party Meter Provider, for all applicable ***. Without limiting the foregoing, if Customer is entitled to *** of this Agreement, then SSN shall *** Customer’s Third-Party Meter Provider or, at Customer’s election, directly *** Third-Party Meter Provider, for ***, and Customer shall not be responsible for ***.

13.14.1.4.

SSN will work in good faith with Customer’s Third-Party Meter Provider and any mutually agreed upon third-party *** of each Third-Party Integrated Meter ***.  If such Third-Party Meter Provider or, where applicable, such *** determines that the *** the Third-Party Integrated Meter *** determines that such Third-Party Integrated Meter *** is caused by or due to the *** or Third-Party Meter Provider, or (ii) where SSN, Customer’s Third-Party Meter Provider and Customer agree that such Third-Party Integrated Meter *** should be attributed to the applicable *** is unable to *** Third-Party Integrated Meter *** without limiting the immediately preceding (a) and (b), where the *** Third-Party Integrated Meters are sent to a *** upon third-party *** as contemplated by Section 13.14.1.2) has not *** Third-Party Integrated Meter Failure within *** of the applicable Third-Party Integrated Meter(s), then (x) SSN shall, in good faith, and in consultation with Customer, *** in an effort to resolve such Third-Party Integrated Meter *** as promptly as practicable and deliver to Customer’s Third-Party Meter Provider the *** of (i) where the applicable Third-Party Integrated Meters are sent to a third-party *** by Section 13.14.1.2, *** of the applicable Third-Party Integrated Meter or (ii) where the applicable Third-Party Integrated Meters are not sent to a third-party *** by Customer’s Third-Party Meter Provider of the applicable Third-Party Integrated Meters, the earlier of (A) Customer’s Third-Party Meter Provider’s determination and (B) *** by Customer’s Third-Party Meter Provider of the applicable Third-Party Integrated Meters; (y) with respect to each Third-Party Integrated Meter as to which a Third-Party Integrated Meter *** has occurred, the *** in such Third-Party Integrated Meter (and, *** are included as a sample of a *** in

Section 13.2.5.2; *** Third-Party Integrated Meters and *** by SSN and Customer’s Third-Party Meter Provider in accordance with their separate agreement.  *** Third-Party Integrated Meters as contemplated by this this Section 13.14.1 shall (a) be *** provided in Section 13.2 for the *** Third-Party Integrated Meter to Customer.

13.14.1.5.

SSN agrees, for purposes of this Agreement, to *** of Customer’s Third-Party Meter Provider or, *** Third-Party Integrated Meters are *** by Section 13.14.1.2, such third-party *** (and not Customer’s Third-Party Meter Provider), as to the *** the Third-Party Integrated Meter ***, it being understood that the foregoing *** shall not be construed to be, any waiver *** between SSN and the applicable Third-Party Meter Provider. If a Third-Party Integrated Meter returned by Customer (or a representative of such Third-Party Integrated Meter) is *** a third-party *** after Customer’s Third-Party Meter Provider receives such Third-Party Integrated Meter, then the determination of  Customer’s Third-Party Meter Provider as to the *** applicable Third-Party Integrated Meter *** (*** of such Third-Party Integrated Meter ***, such inability to *** of the Third-Party Integrated Meter ***) shall be binding on Customer and SSN for purposes of this Agreement. For the avoidance of doubt, where a Third-Party Integrated Meter is *** of Third-Party Integrated Meters, *** to the Third-Party Integrated Meters within ***.

13.14.1.6.

*** pursuant to this Section 13.14.1.6, then Customer shall provide SSN with ***. SSN may, within *** that is acceptable to Customer *** that resulted in reaching the *** in accordance with such ***. If Customer does not *** or if SSN does not *** above pursuant to the *** this Agreement.  *** with respect to a Third-Party Integrated Meter shall be deemed to have occurred at such time as Customer becomes aware of the Third-Party Integrated Meter *** as to such Third-Party Integrated Meter. If a Third-Party Integrated Meter is submitted to a mutually agreed upon third-party *** as a mutually agreed upon *** occurs with respect to such *** Third-Party Integrated Meter, a separate *** shall similarly be deemed to have occurred with respect to each Third-Party Integrated Meter represented by such *** Third-Party Integrated Meter.

13.14.1.7.

*** Third-Party Integrated Meter from ***, SSN will, *** Third-Party Integrated Meter ***.  In the case of any inconsistency between the *** provisions in Section 13.2 and this Section 13.14.1, this Section 13.14.1 shall control.  SSN’s obligations in this Section 13.14.1.7 shall only apply during the ***; provided that, except as otherwise expressly specified, SSN’s obligations with respect to the remainder of this Section 13.14 shall continue until the later of the date upon which (i) ***.

13.14.1.8.

SSN shall coordinate with Customer’s Third-Party Meter Provider to ensure that Customer has in *** Third-Party Integrated Meters sufficient to support the *** contemplated by the foregoing provisions of this Section 13.14.1 (*** by Customer’s Third-Party Meter Provider to Customer of the appropriate number of *** Third-Party Integrated Meters as promptly as practicable). Without limiting SSN’s obligations under any other provision of this Section 13.14.1 or under the provisions of Section 13.2, where one or more Third-Party Integrated Meters are *** by Customer pursuant to Section 5.4 or *** to Customer’s Third-Party Meter Provider, if Customer does not have the *** at Customer’s Third-Party Meter Provider, SSN shall deliver to Customer’s Third-Party Meter Provider (***) as promptly as practicable the requisite ***.

13.14.1.9.

In no event shall anything in Section 13.14 be construed to obligate SSN to make any *** to Customer or its Third-Party Meter Provider that would constitute *** by Customer or its Third-Party Meter Provider, as applicable, *** (whether pursuant to Section 13.2 or this Section 13.14), and *** to Customer from Third-Party Meter Provider under Customer’s agreement with the Third-Party Meter Provider, relating to the *** and in respect of the same occurrence.

13.14.2.

Continuing Management and Administration.  SSN shall, to the extent requested by Customer, and in consultation with Customer, assume primary responsibility for the day-to-day management and administration of Customer’s contracts with its Third-Party Meter Providers, and shall assist Customer in monitoring and supporting Customer’s compliance with the obligations and responsibilities of Customer under each such contract, including assisting Customer with testing Third-Party Integrated Meters during the inspection period granted to Customer with respect to such Third-Party Integrated Meters under Customer’s contract with its Third-Party Meter Provider.  Without limiting the generality of the foregoing, in the event any fact, event, circumstance or other matter arises that, pursuant to the terms of any such contract, gives rise to a warranty or similar claim by Customer, SSN shall so promptly notify Customer and, subject to Customer’s approval in each instance, SSN shall promptly initiate and diligently prosecute such claim on Customer’s behalf.  SSN shall, in consultation with Customer, take *** for coordinating with the applicable Third-Party Meter Provider as to *** to the Third-Party Integrated Meters, *** Third-Party Integrated Meters.  In so doing, SSN shall exercise commercially reasonable efforts to (i) minimize any costs or expenses to be paid by Customer in connection therewith and (ii) effect any necessary repairs or replacements of Third-Party Integrated Meters in the manner least likely to disrupt Customer’s business or the Project Schedule.  SSN shall refrain from knowingly taking any action that would or could reasonably be expected to invalidate or limit any warranty provided by a Third-Party Meter Provider.  *** associated with the services of SSN set forth in this Section 13.14 have been included in the *** by Customer hereunder, and Customer shall not be ***, provided that SSN shall have no obligation to *** (*** between Customer and the applicable Third-Party Meter Provider) unless Customer first agrees to ***, except that Customer shall have no obligation to *** as contemplated by Section 13.14.1.2.  SSN shall, upon request, assist Customer in activities relating to Third-Party Integrated Meters, including discussions with the providers thereof, and shall keep Customer apprised as to the status of any discussions between SSN and any Third-Party Meter Provider pursuant to this Agreement, *** Third-Party Integrated Meter ***.  Customer shall notify applicable Third-Party Meter Providers of SSN’s obligations hereunder.  To the extent Customer wishes SSN to enforce and manage any provisions of Customer’s agreements with any Third-Party Meter Provider on Customer’s behalf, Customer shall (i) exercise its commercially reasonable efforts to obtain the written consent of such Third-Party Meter Provider to disclose the provisions of such agreements relating to the process and/or mechanism by which warranties are to be exercised or enforced and (ii) promptly, upon SSN’s request, furnish SSN with copies of such provisions.  To the extent requested by Customer, SSN shall cooperate in good faith with Customer and Customer’s Third-Party Meter Providers regarding the logistics of Communications Module delivery, warranties relating to the Third-Party Integrated Meters and the components thereof, including Third-Party Integrated Meter testing and Communications Module repair or replacement, and other applicable provisions of this Agreement that reasonably necessitate such cooperation.

14.	SOURCE CODE ESCROW.
14.1.

Deposit of Source Code.  Within ninety (90) days of the Effective Date, the Parties shall enter into a registration agreement in the form of Exhibit M with the Escrow Agent (the “Escrow Agreement”).  SSN shall deposit in an escrow account the Source Code of the UIQ Software and Gridscape, Major and Minor Releases provided by SSN under this Agreement, and related documentation (collectively, the “Escrow Deposits”) within thirty (30) days after System Acceptance of each System.  SSN shall update the Escrow Deposits by depositing an updated package of the Escrow Deposits (the “Updated Escrow Deposits”) as soon as reasonably possible after they are made generally available, but in no event later than ninety (90) days following any Update. Payment of the fees charged by the Escrow Agent shall be as set forth in the Escrow Agreement.  Customer shall receive all of the Escrow Deposits upon the occurrence of a Release Event.  The terms of the Escrow Agreement shall ensure Customer’s access to and receipt of the Escrow Deposits for the purpose of exercising its rights under the Escrow License.  SSN shall not cancel or modify the Escrow Agreement without the prior written consent of Customer, which written consent must expressly refer to this Section 14.1.

14.2.

Escrow License.  SSN hereby grants to Customer, effective only following the occurrence of a Release Event and a release of the Escrow Deposits to Customer, a nonexclusive, non-transferable, non-sublicenseable, fully paid-up license to use, reproduce and create derivatives of the Escrow Deposits solely for the operation, maintenance, support, repair and improvement of the Licensed Software in connection with Customer’s utility business in the United States (“Purpose”), subject to the other limitations and restrictions contained in the Agreement (collectively, the “Escrow License”).  Upon the release of the Escrow Deposits to Customer upon the occurrence of a Release Event, Customer may thereafter correct, modify, update and enhance the Licensed Software in such Escrow Deposits for the Purpose, subject to the limitations and restrictions of the licenses to such Licensed Software granted to Customer under the Agreement. Ownership of any Derivative Works created under this provision will be as set forth in Section 11.2.  For avoidance of doubt, under this Section 14.2, Customer shall not have the right to develop a new copy of the UIQ installed on either an SSN or Customer server for any purpose without the payment of additional license fees to SSN.

14.3.

Release of Escrow License and the Escrow Deposits to Customer.  The Escrow License shall be effective, and the Escrow Deposits shall be immediately released to Customer, if any of the following occurs (each of which is a “Release Event”):

14.3.1.	SSN becomes a debtor under bankruptcy law and this Agreement or the licenses granted under this Agreement are rejected by SSN (or its bankruptcy trustee) under bankruptcy law;
14.3.2.	A receiver, trustee, or similar officer is appointed for the business or property of SSN;
14.3.3.

SSN files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Customer that it will continue to maintain the Licensed Software in accordance with the terms of this Agreement, including providing all applicable Services), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors;

14.3.4.	Any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against SSN and not stayed, enjoined, or discharged within sixty (60) days;
14.3.5.	Any similar or analogous proceedings or event to those in Sections 14.3.1 to 14.3.4 above occurs in respect of SSN within any jurisdiction outside the United States;
14.3.6.

Customer determines in good faith that SSN has either (i) announced its cessation of Software Support Services for a Licensed Software version which Customer is entitled to use under this Agreement; (ii) failed to meet the Response Time and Service Level requirements for Priority One/Severity Level 1 as set forth in Exhibit L (Software Maintenance Terms and Conditions) and Exhibit Q (Performance Metrics and Service Level Agreements) for a period of thirty (30) days from the date the Error is classified in accordance with Exhibit L, provided Customer gives written notice of such determination to SSN; or (iii) failed to or is unable to support and maintain the Licensed Software as required under this Agreement for a period of at least fifteen (15) days (and such failure is a breach of a material provision of the Agreement);
14.3.7.	SSN ceases business operations in the normal course and no successor assumes all of the terms of this Agreement and the licenses granted hereunder within five (5) days following such event; or
14.3.8.

This Agreement is terminated for cause by Customer pursuant to Section 17.2, 17.3, or 17.6.  If it is later determined by a court of competent jurisdiction that the termination was wrongful, SSN shall be entitled to the return or destruction of the applicable Escrow Deposits.

14.4.

Confidentiality.  In the event Customer receives access to the Escrow Deposits under the terms of this Agreement or the Escrow Agreement, Customer agrees to keep any Confidential Information in such Escrow Deposits confidential, pursuant to the terms and conditions of this Agreement; provided, however, that Customer shall have the right to disclose such Escrow Deposits to those of its employees, agents, subcontractors and other third parties who (i) have agreed to be bound by confidentiality and use obligations consistent with those specified this Agreement (ii) are providing support and services to Customer and (iii) who have a need to know and access such Escrow Deposits for the purposes of exercising Customer’s rights under this Agreement.  Promptly upon SSN’s request, Customer shall provide SSN with the names and contact information of all individuals who have accessed the Escrow Deposits, and shall take all reasonable actions required to recover any Escrow Deposits in the event of loss or misappropriation, or to otherwise prevent their unauthorized disclosure or use.

14.5.

Treatment in Bankruptcy.  The source code escrow provisions in this Agreement, including the Escrow Agreement, shall each be deemed to be a “supplementary agreement” as contemplated in Section 365(n)(1)(B) of the Bankruptcy Code, 11 U.S.C. (the “Code”).  In any bankruptcy action by SSN, failure by Customer to assert its rights to “retain its benefits” to the Intellectual Property Rights encompassed by the Licensed Software or Developed Software, pursuant to Section 365(n)(1)(B) of the Code, under an executory contract rejected by the trustee in bankruptcy, shall not be construed by the courts as a termination of the contract by Customer under Section 365(n)(1)(A) of the Code.

15.	INDEMNIFICATION.
15.1.	General Indemnification.
15.1.1.

Indemnification by SSN.  To the extent permitted by law, SSN shall indemnify and hold harmless Customer and its employees, officers, directors, owners, advisors, consultants and agents (as “Customer Indemnitees”) from any and all *** of SSN or any other SSN Indemnitee *** of any SSN Indemnitee, *** of any SSN Indemnitee *** of any SSN Indemnitee, *** any obligation of SSN to ***; (iv) any *** as provided in Section 19; ***.

15.1.2.

Indemnification by Customer.  To the extent permitted by law, Customer shall indemnify and hold harmless SSN and its employees, officers, directors, owners, advisors, consultants and agents (as “SSN Indemnitees”) from any and all *** by Customer of any representation or warranty of Customer set forth in this Agreement, *** by Customer of any covenant of Customer set forth in this Agreement or *** of Customer in performing its installation of the Customer-installed Endpoints (provided, that where Customer performs such installation in accordance with SSN’s instructions, then notwithstanding any interpretation to the contrary, Customer shall not be deemed to have been *** or to have committed *** in performing such installation).

15.2.	Third-Party Claims.
15.2.1.

Whenever a Customer Indemnitee or an SSN Indemnitee (as applicable, the “Indemnitee”) entitled to indemnification under this Section 15 shall learn of a claim that would entitle such Indemnitee to indemnification under this Section 15, the Indemnitee shall provide SSN or Customer, as the indemnifying Party (as applicable, the “Indemnitor”) with notice of such claim or action within *** of the commencement of, or actual knowledge by the Indemnitee of, such claim or action.  The Indemnitor shall, as promptly as practicable (and, in any event, within *** after its receipt of such notice), notify the Indemnitee in writing of whether the Indemnitor desires to assume and control the defense of the claim that is the subject of such notice.

15.2.2.

If the Indemnitor timely notifies the Indemnitee of its desire to defend such claim pursuant to this Section 15.2 and acknowledges its obligations to indemnify hereunder, then the Indemnitor shall have control over the defense of such claim and related proceedings, including any settlement thereof.  The Indemnitor shall employ counsel reasonably satisfactory to the Indemnitee, and shall pay all expenses in connection with the conduct of such defense.  The Indemnitor shall diligently work to defend any claim that it has agreed to defend and shall consult and cooperate with the Indemnitee regarding such defense and shall not enter into any settlement without the prior written consent of the Indemnitee, unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person or entity and no adverse effect on any other claims that may be made against the Indemnitee, (ii) the sole relief provided is monetary damages that are paid in full by the Indemnitor and (iii) such compromise or settlement contains a full and unconditional release of the Indemnitee.

15.2.3.

The Indemnitee shall have the right to employ separate counsel in any such proceeding and to participate in (but not control) the defense of such claim, but the fees and expenses of such counsel shall be borne by the Indemnitee unless the Indemnitor shall agree otherwise.

15.2.4.

The Indemnitor shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Indemnitee shall be entitled to have sole control over, at the Indemnitor’s expense, the defense or settlement, compromise, admission or acknowledgment of any claim (A) if the Indemnitor shall have failed to timely notify the Indemnitee of its desire to defend such claim and acknowledged its indemnification obligations hereunder, (B) if the Indemnitor fails to employ counsel reasonably satisfactory to the Indemnitee, (C) if the Indemnitee shall have reasonably concluded that there may be defenses available to the Indemnitee that are different from or additional to those available to the Indemnitor, (D) if the Indemnitee’s counsel shall have advised the Indemnitee that there is a conflict of interest that could make it inappropriate under applicable standards of professional conduct to have common counsel, or (E) to the extent such claim seeks an order, injunction or other equitable relief against the Indemnitee which, if successful, would materially adversely affect the business, operations, assets or financial condition of the Indemnitee; provided, that the Indemnitee shall make no settlement, compromise, admission or acknowledgment that would give rise to liability on the part of the Indemnitor without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld, conditioned or delayed; provided further that in so controlling any such defense, the Indemnitee shall exercise its commercially reasonable efforts to avoid interfering with any defense by the Indemnitor of any separate claim (not relating to the Indemnitee) regarding similar subject matter.

15.3.

Payment.  Upon resolution of a claim giving rise to an indemnification obligation of an Indemnitor to an Indemnitee, the Indemnitor shall promptly pay to the Indemnitee all amounts owed to such Indemnitee in connection with such indemnification obligation.

15.4.

***.  THE PARTIES HERETO INTEND THAT THE INDEMNITIES SET FORTH IN THIS AGREEMENT BE CONSTRUED AND APPLIED AS WRITTEN HEREIN, NOTWITHSTANDING ANY RULE OF CONSTRUCTION TO THE CONTRARY.  WITHOUT LIMITING THE FOREGOING, BUT LIMITED TO THE EXTENT PROVIDED ABOVE, SUCH INDEMNITIES SHALL APPLY NOTWITHSTANDING ANY STATE’S *** OR SIMILAR RULE THAT WOULD DENY COVERAGE BASED ON AN INDEMNIFIED PARTY’S SOLE OR CONCURRENT, ACTIVE OR PASSIVE ***.  IT IS THE INTENT OF THE PARTIES HERETO THAT, TO THE EXTENT PROVIDED ABOVE, THE INDEMNITIES SET FORTH IN THIS AGREEMENT SHALL APPLY TO AN INDEMNITEE’S SOLE OR CONCURRENT, ACTIVE OR PASSIVE ***.  THE PARTIES HERETO AGREE THAT THIS PROVISION IS “CONSPICUOUS” FOR PURPOSES OF ALL STATE LAWS.

16.	LIMITATIONS OF LIABILITY.
16.1.

Disclaimer of Certain Damages.  EXCEPT WITH RESPECT TO AMOUNTS PAYABLE TO THIRD PARTIES IN CONNECTION WITH THIRD-PARTY CLAIMS, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR EXEMPLARY DAMAGES ARISING OUT OF THIS AGREEMENT, WHETHER FORESEEABLE OR UNFORESEEABLE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES (IT BEING UNDERSTOOD BY THE PARTIES THAT CUSTOMER’S RIGHTS WITH RESPECT TO THE PAYMENT OBLIGATIONS OF SSN EXPRESSLY SET FORTH IN SECTIONS 4.3 AND 18.2.1 ARE NOT WAIVED HEREBY).

16.2.

Dollar Limit on Most Liabilities.  EXCEPT FOR A BREACH OF SECTION 9 (FEES; PAYMENT TERMS; TAXES), SECTION 13.3.1.2 (SERVICES), OR SECTION 19 (INSURANCE), AND EXCEPT FOR INDEMNIFICATION OBLIGATIONS UNDER SECTION 12.1 (INFRINGEMENT) AND CLAUSES (i)-(v) OF SECTION 15.1.1 (INDEMNIFICATION), UNDER NO CIRCUMSTANCES SHALL EITHER PARTY’S LIABILITY TO THE OTHER ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE EQUIPMENT OR SERVICES, EXCEED THE GREATER OF ***, REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON CONTRACT, WARRANTY, INDEMNITY, NEGLIGENCE, STRICT LIABILITY, TORT OR OTHERWISE.  In no event shall the limitation of liability set forth in this Section 16.2 be in any way deemed to include the costs of, or limit, SSN’s obligation to deliver all Products and perform all Services required under this Agreement.

17.	TERM AND TERMINATION.
17.1.

Term.  The “Term” of this Agreement shall be from the Effective Date and, unless terminated earlier as provided herein, continue until the twelfth (12th) anniversary thereof, or, if later, the date that is thirty (30) days after full performance by SSN of any outstanding Purchase Order.

17.2.

Termination for Default.  Either Party shall be entitled to terminate this Agreement in the event of a failure by the other Party to perform any of its material obligations under this Agreement if such default is not cured within thirty (30) days after receipt of notice thereof from the non-defaulting Party.  Any notice of default provided hereunder shall specify (i) the nature of such default and (ii) the specific act or acts which the non-defaulting Party contends would, if undertaken, correct such default.

17.3.

Insolvency; Confidentiality.  Either Party may immediately terminate this Agreement and the licenses granted hereunder if the other Party (i) becomes insolvent and becomes unwilling or unable to meet its obligations under this Agreement, (ii) files a petition in bankruptcy, (iii) is subject to the filing of an involuntary petition for bankruptcy which is not rescinded within a period of forty-five (45) days, or (iv) materially breaches its obligations of confidentiality hereunder.

17.4.

Change in Law.  Customer may terminate this Agreement immediately if, at any time after the Effective Date, there is an enactment, modification, repeal or change in applicable federal, state or local law or a mandate by any applicable governing body that prohibits Customer from deploying or using any of the Systems, prohibits Customer’s performance hereunder or requires Customer to use equipment and technology similar to any System but that is of a different or of better performance grade than such System.

17.5.

Convenience.  Without limitation of, and subject to, Section 5.6, Customer may, at any time after System Acceptance of all Systems, upon *** written notice, terminate this Agreement as to any or all Products or Services provided hereunder.  Upon receipt of notice of termination, SSN shall, unless the notice requires otherwise (i) discontinue performance of Services to the extent specified in the notice and (ii) make every reasonable effort to procure termination of all orders, subcontracts and rental agreements to the extent they relate to performance of Services terminated.

17.6.	Additional Termination Rights. Customer shall be entitled to terminate this Agreement as provided in Sections 13.5, 13.14.1.6, 19.2, 21.17 and 21.19.
17.7.	Effect of Termination.
17.7.1.

Upon termination of this Agreement for any reason, (i) Customer shall pay to SSN all undisputed accrued Fees due hereunder in respect of Products provided and Services rendered prior to such termination, and (ii) SSN shall be required, no later than sixty (60) days after the termination or discontinuance of this Agreement, to vacate all properties of Customer and remove all materials and supplies of SSN thereon.  ***, this Agreement is *** (other than by SSN pursuant to Section 17.2 or 17.3 or by Customer pursuant to Section 17.4 or 17.5), SSN shall ***.

17.7.2.

No later than ten (10) days after the date of termination or discontinuance of this Agreement for any reason whatsoever, if so requested by a Party in writing, each Party shall promptly return to the other all of the other’s Confidential Information or shall destroy all copies thereof.  Notwithstanding the foregoing, (a) a Party that receives Confidential Information may, for legal or internal compliance purposes, or for the purpose of resolving any dispute that may arise under this Agreement, retain a copy of such Confidential Information in accordance with such Party’s internal proprietary information retention policies; provided that any such retained copies shall remain subject to the confidentiality obligations of this Agreement and shall be used for no other purposes, and (b) no Party shall be required to delete electronically-stored Confidential Information to the extent such deletion would be technologically impracticable; provided that such Party shall not (and shall ensure that those persons to whom such Party has disclosed such Confidential Information pursuant to Section 10 do not) access such Confidential Information after the date of any request to return or destroy such Confidential Information pursuant to the preceding sentence.

17.7.3.

If this Agreement (x) is terminated by SSN pursuant to Section 17.2 or 17.3, then SSN shall determine, in its sole discretion, whether any accepted Purchase Order outstanding as of the effective date of such termination (and the obligations associated therewith, including any applicable obligations to pay any cancellation fees under Section 5.6) shall survive such termination or whether it shall similarly terminate on such effective date, or (y) expires or is terminated by either SSN or Customer under any other provision of this Agreement, then Customer shall determine, in its sole discretion, whether any accepted Purchase Order outstanding as of the effective date of such termination (and the obligations associated therewith) shall survive such termination or expiration or whether it shall similarly expire or terminate on such effective date.

17.7.4.

Upon valid termination of this Agreement by SSN pursuant to Section 17.2 or clause (iv) of Section 17.3, all licenses granted hereunder shall terminate, Customer shall cease using the Licensed Software and Documentation and Customer shall certify in writing to SSN that all copies (in any form or media) have been destroyed or returned to SSN; provided that Customer shall not be required to delete electronically-stored Licensed Software and Documentation to the extent such deletion would be technologically impracticable.

17.7.5.

Upon the expiration or earlier termination of this Agreement other than by SSN pursuant to Section 17.2 or 17.3, SSN shall be entitled to only the portion of the Software Support Services Fees and Solutions Services Fees paid by Customer in advance for the time period from the first day of the twelve (12)-month period or month, as applicable, in which such Fees have been paid, until the effective date of termination of this Agreement.  SSN shall promptly refund to Customer the remaining portion of Software Support Services Fees and Solutions Services Fees for such twelve (12)-month period or month, as applicable.

17.8.	Notice. Any termination of this Agreement by a Party under any provision of this Agreement shall be effective only upon the provision of written notice to the other Party.
17.9.

Survival.  The provisions of Section 3 (RULES OF CONSTRUCTION; DEFINITIONS), Section 5.6 (ORDER CANCELLATIONS), Section 9 (FEES, PAYMENT TERMS; TAXES), Section 10 (CONFIDENTIALITY), Section 11 (INTELLECTUAL PROPERTY RIGHTS), Section 12 (INFRINGEMENT), Section 13.2 (EQUIPMENT), Section 13.3 (SERVICES), Section 13.4 (SOFTWARE), Section 13.5.2 (SYSTEM), Section 13.14.1 (THIRD-PARTY INTEGRATED METERS), the last sentence of Section 13.14.2 (THIRD-PARTY INTEGRATED METERS), Section 14.2 (ESCROW LICENSE), Section 14.3 (RELEASE OF ESCROW LICENSE AND THE ESCROW DEPOSITS TO CUSTOMER), Section 15 (INDEMNIFICATION), Section 16 (LIMITATIONS OF LIABILITY), Section 17.7 (EFFECT OF TERMINATION), this Section 17.9 (SURVIVAL), Section 18.2.4 (DELAY OF Communications Modules), Section 19 (INSURANCE), Section 20.1.2 (STATUS; RESPONSIBILITY) and Section 21 (GENERAL) shall survive termination of this Agreement.  The licenses granted to Customer pursuant to this Agreement shall survive termination of this Agreement unless Customer’s licenses are terminated as provided in Section 17.7.4 (Effect of Termination).  Except in the event of termination by SSN pursuant to Section 17.2 or Section 17.3, the provisions of Section 4.2 (ECONOMIC DEVELOPMENT MILESTONES) shall survive termination of this Agreement, provided that at the time of such termination, SSN has Optimized at least one hundred thousand (100,000) Endpoints.  Exhibits shall survive only to the extent necessary to give effect to the survival of the provisions of those Sections expressly identified above in this Section 17.9.

18.	DELAYS.
18.1.

SSN Delay.  SSN shall notify Customer in writing promptly of any delay, or anticipated delay, in SSN’s performance of this Agreement and the reason for and anticipated length of the delay.  Further, SSN shall, at SSN’s sole cost and expense, immediately take steps to bring the Project back on the Project Schedule.  Such steps shall include adding additional staff, increasing the hours worked, adding equipment, working shift work or any combination of the above, with all costs to SSN’s account.

18.2.

Right to Liquidated Damages.  Customer will have the right to claim liquidated damages if SSN fails to meet a Delivery Date for Equipment specified in a Purchase Order and such failure (i) materially delays the completion of the Project and (ii) is not caused by an Excusable Delay. In such event, SSN shall submit to Customer, in good faith, a mitigation plan in respect of such failure as promptly as practicable.

18.2.1.

Grace Period; Liquidated Damages.  SSN shall, with respect to each originally scheduled Delivery Date for Equipment, have a grace period of ten (10) days in which to deliver the subject Equipment.  Upon expiration of such grace period, liquidated damages shall, until such time as SSN (i) properly delivers the subject Equipment or (ii) proposes in good faith a mitigation plan acceptable to Customer, ***; provided, however, that to the extent SSN has *** pursuant to Section 18.2.4, *** under this Section 18.2.1.  Customer shall have five (5) days in which to review any such mitigation plan proposed by SSN.  After reviewing any such plan, Customer may, in its sole discretion, select one or more of the proposed options and negotiate its implementation with SSN.  If Customer does not so elect one of SSN’s mitigation plans, then, without prejudice to any other right of Customer hereunder, the Parties shall attempt to agree upon a mitigation plan and the provisions of Section 21.12 shall apply to the Parties’ discussions related thereto.

18.2.2.

Sole and Exclusive Remedy.  The Parties acknowledge and agree that any liquidated damages are a genuine pre-estimate of the loss that Customer is likely to suffer as a result of any SSN delay in meeting an Equipment Delivery Date, and are not a penalty.  Subject to Customer’s termination rights in Section 17, the liquidated damages described in Section 18.2.1 and Section 18.2.4 shall, except where SSN’s delay and/or failure to meet an Equipment Delivery Date results in the failure by SSN to timely achieve an Execution Milestone, be Customer’s sole and exclusive remedy for such delay and/or failure.  A claim for liquidated damages shall not affect Customer’s right to take action or seek damages for matters other than a delay in and of itself (and not, by way of example, for breaches by SSN of this Agreement resulting in, or resulting from, such delay).

18.2.3.	***. ***. For avoidance of doubt:
18.2.3.1.

Customer will not be entitled to any liquidated damages to the extent SSN’s time for performance has been extended because of (i) an Excusable Delay or (ii) Customer has agreed to an extension in an amendment to this Agreement (unless SSN fails to meet the date of such extension).

18.2.3.2.	Any and all amounts paid by SSN under this Section 18.2.3 and Section 18.2.4 below shall be credited to any calculation of amounts payable by SSN under Section 16.
18.2.4.

Delay of Communications Modules.  The Parties acknowledge that if (i) Communications Modules to be integrated into Third-Party Integrated Meters are not delivered on or before the applicable delivery date(s) set forth in a Purchase Order issued in accordance with Section 5.1 or (ii) without limiting the foregoing, SSN otherwise fails to manufacture, sell and timely deliver to the applicable Delivery Point Communications Modules as contemplated hereby and on the terms set forth herein, Customer could incur substantial damages.  SSN, therefore, agrees to reimburse Customer for all storage, delay, cancellation and similar fees paid by Customer to Customer’s Third-Party Meter Provider in connection with any such late delivery of Communications Modules (or any failure of SSN to timely manufacture, sell and deliver such Communications Modules as contemplated hereby); provided that (i) SSN will always have a grace period of *** in which to deliver Communications Modules to be integrated into Third-Party Integrated Meters after the scheduled delivery date before any reimbursable fees will accrue, and (ii) in no case shall SSN be obligated to reimburse Customer pursuant to this Section 18.2.4 for amounts in excess of ***, in aggregate.

18.3.

Customer Delay.  Customer may request that SSN delay the manufacture, shipment and/or installation of the Products or the provision of the Services by providing SSN with written notice of any such delay, or anticipated delay.  Upon receipt of any such request, SSN shall provide Customer a written good faith estimate of any additional costs and expenses that SSN will necessarily incur by reason of such delay.  If Customer agrees to pay such additional costs and fees by notifying SSN thereof, then the applicable Purchase Order shall be deemed amended to reflect such delay and to include such additional costs and expenses as additional Fees, if any.  The Project Schedule (and, thus, SSN’s time for performance) shall be extended, as and to the extent necessary, to accommodate such requested delay unless Customer agrees to pay any expedite and similar costs actually incurred by SSN in bringing the Project back on to the Project Schedule following such requested delay.  Promptly upon any delayed delivery pursuant to this Section 18.3, SSN shall provide

Customer with its good faith estimate of the costs described in the immediately preceding sentence.  Notwithstanding anything herein to the contrary, under no circumstance may any Purchase Order be amended to reflect additional costs, expenses or other Fees if the delay requested by Customer under this Section 18.3 is, in whole or in part, and whether directly or indirectly, attributable to the failure of SSN to perform in strict compliance with the terms of this Agreement, including the delivery by SSN of all Products and Services in accordance with all applicable Execution Milestones.

18.4.

Excused Performance.  Without limiting the provisions of Section 9.3, Customer shall be excused from the non-performance of any of its obligations under this Agreement (including for the avoidance of doubt, those relating to payment) (i) during all periods in which SSN has not or is not addressing warranty claims of Customer in the time period and in the manner specified in this Agreement, (ii) during the pendency of any third-party claim with respect to which any Customer Indemnitee is entitled to indemnification hereunder, (iii) until such time as SSN has honored all of SSN’s payment obligations to subcontractors of SSN providing services or materials with respect to the Project, (iv) if at any time SSN is not in compliance with the Execution Milestones and the Project Schedule and (v) at all times during which SSN is otherwise in breach of this Agreement, subject, in each case, to any cure periods expressly afforded to SSN in this Agreement.  If Customer withholds payment to SSN on the basis of any circumstance articulated in any of the immediately preceding clauses (i) through (v), Customer shall so notify SSN in writing.  In the absence of any circumstance articulated in such clauses (i) through (v), Customer shall be obligated to pay to SSN all undisputed amounts previously withheld pursuant to the foregoing provisions of this Section 18.4.

18.5.

Force Majeure.  Subject to the succeeding sentence, neither Party shall be considered in default in the performance of its obligations under this Agreement if prevented or delayed from such performance by any cause which is beyond the reasonable control and without the fault or negligence of that Party (“Force Majeure”), provided that the Party that desires to have its performance temporarily excused by this Section 18.5 shall have first exercised its commercially reasonable efforts to minimize any delay or inability to perform resulting therefrom.  Unless the other Party agrees in writing to a longer time period, the Party that desires to have its performance temporarily excused as a result of Force Majeure shall be excused from its performance of the applicable obligation for a period not to exceed sixty (60) days.  “Force Majeure” may include insurrections, riots, wars and warlike operations, explosions, governmental or military acts, epidemics, strikes, fires, floods, earthquakes, severe weather, import quotas, acts of any public enemy, embargoes or blockades, including, without limitation, the inability for SSN to obtain SSN Meters solely as a result of the foregoing. Any Party temporarily excused from its performance under this Agreement by any such circumstances shall resume performance upon the earlier of (i) sixty (60) days (subject to any mutually agreed extension) following the occurrence of the applicable event of Force Majeure and (ii) the date upon which the applicable event of Force Majeure is avoided, removed or cured.  Any Party claiming an event of Force Majeure as an excuse for delay in its performance shall give prompt notice in writing thereof to the other Party and shall exercise all commercially reasonable efforts to (i) minimize any delay in the performance of this Agreement as a result of the applicable Force Majeure event and (ii) mitigate any damages to the other Party resulting from the applicable Force Majeure event.

19.	INSURANCE.
19.1.

Insurance Requirements.  SSN shall not commence Services under this Agreement until it has obtained all required insurance and until such insurance has been reviewed and approved in writing by Customer in accordance with this Section 19, such approval not to be unreasonably withheld, delayed or conditioned.  Customer’s approval of such insurance shall not relieve nor decrease the liability of SSN hereunder.  Prior to commencing any Services, SSN shall provide evidence satisfactory to Customer that all insurance coverages for the limits and forms of coverages required under Customer’s Minimum Insurance Requirements (Exhibit A) are in full force and effect.  SSN’s insurance shall be independent and primary of any self-insurance and/or insurance maintained by Customer.
19.2.

Maintenance of Insurance.  SSN shall not cause or allow any of its insurance (as set forth in Exhibit A) to be canceled, nor permit any insurance to lapse during the Term of this Agreement and until SSN has finally vacated all properties of Customer thereafter.  Failure of SSN to meet the insurance requirements set forth in this Agreement shall entitle Customer to terminate this Agreement immediately (and, for the avoidance of doubt, the additional cure period set forth in Section 17.2 shall not apply).

19.3.	Right to Review Policies.
19.3.1.

Customer reserves the right to review the insurance required hereunder in order to assess whether adjustments to the insurance coverages and their limits may need to be made in connection with the expansion of Services and/or the Project pursuant to a SOW.  SSN will consider in good faith any additional coverages and limits reasonably requested by Customer in connection with such review.

19.3.2.

Upon Customer’s request, SSN shall promptly provide Customer with a certificate of its insurance and/or Customer’s outside legal counsel with true copies of policies from the insurance agent or carrier of such insurance coverages solely for the purposes of enabling such legal counsel to confirm that such policies meet the applicable insurance requirements of this Agreement.  As an inducement to allow such review, Customer agrees that it shall instruct and require that its outside legal counsel not, without SSN’s prior written consent, disclose or provide to Customer access to such insurance policies or the specific terms or conditions thereof, provided that Customer’s legal counsel may disclose such policies (i) if required by law, statute, regulation or court order, upon prior written notice to SSN (if legally permitted) or (ii) if necessary to enforce Customer’s rights under this Agreement.  SSN may designate any insurance policies provided to Customer’s legal counsel hereunder as confidential in order to protect the same against disclosure under Chapter 552 of the Texas Government Code (Texas Public Information Act), and in such event Customer will take reasonable action to seek to preserve the confidentiality of the information about SSN’s insurance policies in the possession of Customer’s outside legal counsel, pursuant to the attorney client privilege and any applicable exception to disclosure under the Texas Public Information Act.  If Customer’s legal counsel determines that SSN’s policies contain deficiencies that cause such policies not to comply with the requirements of this Agreement, such legal counsel may generally describe such deficiencies to Customer, and SSN agrees to, with respect to any material deficiency, reimburse Customer for all reasonable costs and fees of its outside legal counsel incurred in attempting to resolve such policy deficiencies by special endorsement thereof to achieve compliance with the insurance requirements in this Agreement.

20.	PERSONNEL; SUBCONTRACTORS.
20.1.	Hosted Personnel.
20.1.1.

Generally.  During the Term of this Agreement, each Party may allow employees or contractors of the other Party to participate in activities at the Party’s facilities (“Hosted Personnel”), which, in the case of SSN, shall at all times be in compliance with Sections 20.2 and 20.3.

20.1.2.

Status; Responsibility.  All Hosted Personnel will retain their status as an employee or contractor of their respective company while assigned to work at the hosting Party’s premises.  Each Party will be solely responsible for all wages and other compensation, and for all tax withholdings and similar payments required in connection with its employees and contractors assigned as Hosted Personnel.

20.2.

SSN’s Personnel.  SSN’s personnel assigned to the Project shall possess sufficient skills, licenses and expertise as required to satisfactorily meet all applicable obligations of SSN under this Agreement.  SSN shall, as it relates to all such personnel, comply with all applicable labor and employment laws, and all health, safety and environmental policies of Customer.  SSN acknowledges and agrees that it does not have the authority to enter into any contract with respect to labor matters or settle any labor disputes that purport to bind or otherwise obligate Customer.  Customer retains the right to reject or require SSN to remove any employee whose qualifications or performance in Customer’s good faith and reasonable judgment do not meet the standards established by both Parties as necessary for performance of the Services hereunder.  Customer reserves the right to participate in the interviewing process for and to review resumes of any Key Personnel.  SSN shall not (i) select or replace any Key Personnel or (ii) assign any individual to the Project, in each case without sending notice to and obtaining Customer’s prior written consent, which, in the case clause (ii), shall not be unreasonably withheld, conditioned or delayed.  SSN shall promptly comply with any request by Customer to replace SSN’s Key Personnel for any legally permissible reason.  SSN shall use good faith and diligent efforts to ensure that Key Personnel shall not be removed from the Project or reassigned except for termination of employment, death or serious illness, incapacity or a bona fide family emergency.

20.3.

Subcontractors.  Subject to this Section 20.3, SSN may subcontract its obligations under this Agreement but may not delegate its responsibility for the overall management and direction of the Services.  Each subcontractor used by SSN shall be qualified to perform the Services subcontracted to it in accordance with all applicable laws and in a prudent industry manner.  Customer shall have the right to designate a particular subcontractor to perform the installation of Gas IMUs and Integrated Meters, labor associated with warranty claims and project management services associated therewith in accordance with this Agreement (the “Installation Services”); provided that (i) such subcontractor meets the qualification in the preceding sentence, and (ii) if the amount owed by SSN to such subcontractor with respect to such subcontractor’s performance of the Installation Services exceeds ***, then CPS Energy shall pay to ***. Upon designation by CPS Energy of a subcontractor to perform the Installation Services, SSN shall use its commercially reasonable efforts to, as promptly as practicable, commence discussions and negotiate a binding agreement with such subcontractor regarding the performance of such subcontracted Installation Services, on terms consistent with market standard. All subcontractors must be pre-approved by Customer in writing, such approval not to be unreasonably withheld, conditioned or delayed, and Customer reserves the right to direct SSN to discontinue the use of any subcontractor in the provision of Services hereunder upon ten (10) days written notice to SSN.  SSN is responsible for each of the various parts of the Services so that no part is left in an unfinished or incomplete condition due to any failure by any subcontractor or disagreement between any subcontractors or between a subcontractor and SSN.  Nothing herein shall (i) create or constitute any contractual relationship between Customer and any subcontractor or (ii) create any obligation on the part of Customer to any subcontractor.  Customer shall have no obligation to directly pay, or to see to the direct payment of, any monies to any subcontractor.  SSN shall pay all amounts due and payable to any subcontractor.  No such subcontract will relieve SSN from its obligations under this Agreement, and SSN agrees that it is as fully responsible to Customer for the performance of the Services by, and the other acts and omissions of, its subcontractors and their respective representatives as it is for the acts and omissions of itself and its own representatives.  No subcontract shall be binding on Customer, unless Customer expressly assumes such subcontract in writing following a termination of this Agreement.

21.	GENERAL.
21.1.

Governing Laws.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (exclusive of conflict of law principles).  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN SAN ANTONIO, TEXAS, IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING BROUGHT IN CONNECTION WITH THE RIGHTS AND OBLIGATIONS OF THE PARTIES PURSUANT TO THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE

BROUGHT IN SUCH COURT.  EACH PARTY HEREBY IRREVOCABLY WAIVES DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING.  Prior to either Party instituting any action at law or judicial proceeding (other than the seeking of an injunction), the Parties shall engage in the dispute resolution process set forth in Section 21.12.

21.2.

Binding Upon Successors; Assignment.  Neither Party may assign any of its rights, whether by operation of law or otherwise, without the prior express written consent of the other Party; provided however, that either Party may assign this Agreement without such consent in connection with a merger, acquisition, corporate reorganization or sale of all or substantially all of its assets provided that its assignee (i) is at least as creditworthy as the assigning Party, (ii) agrees in writing to assume the obligations of the assigning Party hereunder, and (iii) is able to (and does) make those representations set forth in Section 13.1 as to itself, and as of the date of the applicable assignment (disregarding for such purpose, the words “as of the Effective Date” set forth in such Section 13.1).  Any attempted assignment in violation of this Section 21.2 shall be null and void.  Subject to the foregoing, this Agreement will bind and inure to the benefit of the Parties, their respective successors and permitted assigns.

21.3.

Entire Agreement; Termination of Letter Agreement.  This Agreement amends and restates in its entirety the Second A&R Master Agreement and constitutes the entire understanding between the Parties regarding the subject matter hereof and supersedes all prior oral or written agreements or understandings between the Parties regarding the subject matter hereof, including that certain Letter Agreement dated December 28, 2012 (the “Letter Agreement”). By entry into this Agreement, the Parties hereby (i) for the avoidance of doubt, acknowledge that this Agreement supersedes and governs the Parties’ respective obligations with respect to the DA Radio Agreement (as defined in the Letter Agreement), and (ii) terminate the Letter Agreement effective as of the Effective Date.

21.4.

Severability.  The unenforceability of any provision of this Agreement shall not impair the enforceability of any other part of this Agreement to the extent permitted by applicable law.  If any provision of this Agreement shall be deemed invalid or unenforceable, in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the invalid or unenforceable provision to render it valid, enforceable, and, insofar as possible, consistent with the original intent of the Parties.

21.5.

Amendment and Waivers.  Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the Parties to be bound thereby, which, in the case of Customer, must be signed by an Authorized Person.  The delay or failure of a Party, at any time or from time to time, to require performance of any obligations of the other Party hereunder shall not be deemed a waiver and shall not affect its right to enforce any provision of this Agreement at a subsequent time.

21.6.

Preparation of Agreement.  Both Customer and SSN and their respective counsel participated in the preparation of this Agreement.  In the event of any ambiguity in this Agreement, no presumption shall arise based on the identity of the draftsman of this Agreement.

21.7.

Export Compliance and Foreign Reshipment Liability.  This Agreement is expressly made subject to any laws, regulations, orders or other restrictions on the export from the United States of software, firmware, hardware or technical information that may be imposed from time to time by the government of the United States.  The Software, including technical data, are subject to applicable U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries.  Customer agrees to strictly comply with all applicable U.S. export control laws and any other applicable regulations.  Customer will not transport, export or re-export, or otherwise disclose to any national or resident of any country outside the United States, either directly or indirectly, the Software, or technical information, or portions thereof, without first obtaining any and all necessary licenses from the

United States government or agencies or any other country for which such government or any agency thereof requires an export license or other governmental approval at the time of modification, transport, export or re-export.

21.8.

Notices.  Any notice, demand or request with respect to this Agreement shall be in writing and shall be effective on the date received (unless the notice specifies a later date) only if it is sent by a courier service that confirms delivery in writing, or if sent by certified or registered mail, postage prepaid, return receipt requested, addressed to the Party as follows:

CPS Energy

Attn:  David Jungman

Maildrop #100612

P.O. Box 100612

145 Navarro

San Antonio, Texas  78296-1771

With copy to:

CPS Energy

Attn:  General Counsel

Maildrop #101011

P.O. Box 1771

145 Navarro

San Antonio, Texas  78296-1771

Silver Spring Networks Attn: Steve Ingram, Vice President, Global Delivery 555 Broadway Street Redwood City, California 94063 With a copy to: General Counsel at the same address.

No notices, demands or requests with respect to this Agreement may be delivered by electronic mail or fax.  Any Party may change its address for such communications by giving notice thereof to the other Party in conformity with this Section 21.8.  The Parties shall immediately notify each other of any legal notices served on them which might affect the other, and shall promptly forward the original or a copy of such notice to the other.

21.9.

Third-Party Beneficiaries.  Except (i) for the City of San Antonio with respect to Section 4.2 and (ii) Indemnitees as provided in Section 12.1 and Section 15, no provisions of this Agreement are intended nor shall be interpreted to provide or create any third-party beneficiary rights or any other rights of any kind in any other party.

21.10.	Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively shall constitute one and the same instrument.
21.11.

Independent Parties.  The relationship of SSN and Customer is that of supplier and customer and SSN is an independent contractor of Customer.  Neither Party nor their respective employees, consultants, contractors or agents are agents, employees, partners or joint venturers of the other

Party, nor do they have any authority to bind the other Party by contract or otherwise to any obligation or liability.
21.12.

Dispute Resolution.  The Parties shall attempt in good faith to resolve all disputes under this Agreement (“Disputes”) promptly by negotiation as follows.  Any Party may give the other Party written notice of any Dispute not resolved in the normal course of business.  Executives of both Parties at levels one level above the individuals who have previously been principally involved in the Dispute shall meet at a mutually acceptable time and place within ten (10) days after delivery of such notice, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the Dispute.  If the matter has not been resolved within thirty (30) days from the referral of the Dispute to senior executives or if no meeting of senior executives has taken place within fifteen (15) days after such referral, either Party may initiate such legal action as it deems appropriate.  If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three (3) days’ notice of such intention and may also be accompanied by an attorney.  All negotiations pursuant to this Section 21.12 are confidential and protected from subsequent testimonial disclosures, and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

21.13.

Precedence.  The General Terms and Conditions and the Exhibits shall take precedence over any other or additional terms and conditions submitted by a Party in any Purchase Order, SOW or Change Order or similar document; provided, however, that such Purchase Order, SOW or Change Order may, with respect to the Products or Services to be provided thereunder, amend or override the terms set forth in the General Terms and Conditions or any Exhibit if such Purchase Order, SOW or Change Order specifically identifies the document and the specific terms such document intends to amend or override, and has been reviewed and approved by legal counsel for both Parties, as evidenced in writing on the final version of the Purchase Order signed by the Parties, which, in the case of Customer, must be signed by an Authorized Person.  Subject to the immediately preceding proviso, in the event of any conflict between the General Terms and Conditions and the provisions of any Exhibit, the General Terms and Conditions shall control.

21.14.	Utilization of Small Business Concerns.
21.14.1.

If this Agreement offers subcontracting opportunities, both Parties agree to comply with 48 CFR 52.219-8, Utilization of Small, Service-Disabled Veteran-Owned Small Business, HUBZone Small Business, Small Disadvantaged Business and Woman-Owned Small Business Concerns and 48 CFR 52.219-9, Small Service-Disabled Veteran-Owned Small Business, HUBZone Small Business, Small Disadvantaged Business and Woman-Owned Small Business Subcontracting Plan.

21.14.2.

If SSN is classified by CPS Energy as a large business it will be required to furnish SSN’s subcontracting documents for any contracts expected to meet or exceed $550,000 ($1,000,000 for construction) prior to release of a Purchase Order by CPS Energy.  In such case, SSN shall adopt and deliver to CPS Energy a Subcontracting Plan for both large and small, non-minority, minority, HUBZone, service-disabled veteran and/or woman-owned businesses.  SSN also agrees to submit the Summary Subcontract Report Standard Form 294 or 295, in accordance with the instructions on the form and all supporting documentation as required by governmental directives in the terms of the contract between CPS Energy and the U.S. government.  The aforementioned documentation should be submitted to the CPS Energy Supplier Diversity Office, P.O. Box 1771, Mail Drop #110901, San Antonio, Texas 78296-1771, Attn: Supplier Diversity Coordinator.  SSN may be required to submit a copy to the Director of Small and Disadvantaged Business Utilization, General Services Administration, 18th & F Streets NW, Washington, DC 20405, upon his/her request.

21.15.	Local and Diverse Businesses. SSN shall use good faith efforts to contract with businesses that are Local and Diverse for the procurement of materials and supplies related to SSN’s provision of

Products and Services hereunder, and in connection with SSN’s completion of Economic Development Milestones, giving consideration to the level of use of Local and Diverse businesses by Customer, and in good faith giving preference to Local and Diverse business for such purposes; provided that (i) such businesses can demonstrate pricing and quality of goods and services comparable to that of SSN’s alternative suppliers, determined in SSN’s reasonable discretion, (ii) contracting with such businesses would not violate existing contracts or materially adversely affect existing supply chains and business relationships of SSN, and (iii) giving preference to Local and Diverse businesses is permitted by applicable law.  For purposes of this Section 21.15, SSN’s obligation to use good faith efforts shall be satisfied by engaging in a combination of some of the following, which SSN reasonably determines to be appropriate or necessary to facilitate the use of Local and Diverse businesses: (a) placing advertisements in appropriate trade publications and publications of wide general circulation designed to maximize the opportunity for Local and Diverse businesses to become aware of subcontracting opportunities with SSN; (b) posting Local and Diverse subcontracting opportunities on the City of San Antonio and Bexar County websites; (c) soliciting bids, proposals and qualification statements from Local and Diverse businesses listed on the City of San Antonio and Bexar County websites; (d) where commercially reasonable, seeking to subdivide work into smaller quantities to increase subcontracting opportunities for Local and Diverse businesses; (d) consulting with local trade associations or consultants that represent the interests of Local and Diverse businesses in order to identify qualified and available businesses; and (e) holding job fairs and supplier fairs as needed to fulfill the obligations described in this Section 21.15.  SSN shall consider in good faith recommendations by Customer to increase the participation levels of Local and Diverse businesses in SSN’s subcontracting opportunities.

21.16.

Specific Performance.  SSN acknowledges and agrees that Customer would be damaged irreparably in the event of any failure by SSN to perform any of the provisions of this Agreement, including achievement of the Economic Development Milestones, in accordance with their specific terms or if such provisions are otherwise breached by SSN.  Accordingly, SSN agrees that, notwithstanding anything herein to the contrary, Customer may seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof, in addition to any other remedy to which it may be entitled, at law or in equity.  Except where Customer reasonably believes that death, damage, or injury to persons or property will otherwise occur, Customer may seek an injunction or injunctions pursuant to this Section 21.16 only after observing any applicable cure period expressly afforded SSN under this Agreement.

21.17.	Conflicts of Interest.
21.17.1.

During the Term of this Agreement, SSN shall not knowingly undertake any new relationships with parties that could give rise to a Conflict of Interest without the written consent of CPS Energy.  A “Conflict of Interest” includes those conflicts which prevent SSN from professionally and ethically carrying out all terms of this Agreement.  Conflict of Interest includes an organizational Conflict of Interest, which exists when, because of other activities or relationships with third parties, SSN is unable or potentially unable to render impartial assistance, advice, Products or Services to CPS Energy, SSN’s objectivity in providing the Products and in performing the Services is or might be otherwise impaired, or SSN gains an unfair competitive advantage as a result of performance under this Agreement.

21.17.2.

SSN shall advise CPS Energy of any relationships creating a Conflict of Interest that arises during the Term of this Agreement of which it becomes aware.  If CPS Energy becomes aware of any such Conflict of Interest, through SSN’s disclosure or otherwise, CPS Energy has the option to terminate this Agreement without further liability to SSN and without application of the cure period set forth in Section 17.2, except to pay for Services actually rendered and Equipment or Software ordered and actually received by CPS Energy prior to such termination.  In CPS Energy’s sole discretion: (i) if it chooses to terminate this Agreement in accordance with this Section 21.17.2, CPS Energy may cancel this Agreement in whole, or any divisible portion thereof, without penalty or further obligation (subject to the immediately preceding sentence), and (ii) if CPS Energy decides to continue SSN’s performance under this Agreement, CPS Energy may limit the scope of SSN’s performance as it determines appropriate in light of the Conflict of Interest.

21.18.	Security.
21.18.1.	Security Requirements.
21.18.1.1.

SSN shall take, at all times throughout the Term, security measures in a commercially reasonable effort to protect SSN’s computer systems, networks and databases, and the data processed, transmitted or stored thereon against the risk of penetration by, or exposure to, a third party via any system or feature utilized by SSN in performing such Services or accessing such systems.  ***, with the provisions of Exhibit U.

21.18.1.2.

SSN shall promptly notify Customer in the event of a known or suspected material breach of security of a Customer system or database and SSN will furnish information regarding such breach sufficient for Customer to comply with any legal or regulatory requirements arising out of the event.  SSN shall use commercially reasonable efforts to promptly terminate any material and known security breaches or suspicious activity to the extent such breach or activity involves the System.  SSN shall use commercially reasonable efforts to prevent any material security breach or suspicious activity that affects the System from persisting for any amount of time or for any reason except as required by law, or as deemed reasonably necessary by SSN to determine the identity of the perpetrator and stop such breach or suspicious activity.

21.18.1.3.

Within five (5) days following SSN’s discovery of the occurrence of a material security breach or suspicious activity affecting the System, SSN shall provide Customer with written documentation of the cause, remedial steps and future plans to prevent a recurrence of the same or similar breach or suspicious activity.  SSN shall reasonably cooperate with all security investigation activities of or on behalf of Customer and with the preparation and transmittal of any notice or any action that Customer may be required by law to give or perform regarding any known or suspected security breach, all associated costs of which shall be borne by SSN.

21.18.2.

Security Review.  Customer may, from time to time, at Customer’s sole cost and upon reasonable prior written notice, perform a reasonable security review of the facilities from which the Systems are operated or hosted.  SSN agrees to meet with Customer to discuss the results of any such security review and SSN shall take any commercially reasonable corrective action to remedy any deficiencies that SSN agrees were identified by such review in accordance with this Agreement, including Exhibit U.

21.19.	***.
21.19.1.

Within *** from the Effective Date, SSN shall provide Customer with a *** by SSN of this Agreement (other than *** that are beyond the reasonable control of SSN and are not caused, solely or in part, by *** of SSN) that remains ***.

21.19.2.

Prior to expiration of such *** (and then each year thereafter during the Deployment Period, with respect to any *** then in effect), SSN shall exercise its commercially reasonable efforts to determine whether one or more bond providers is willing to offer (i) a similar *** on better terms than the then *** and/or (ii) a *** in an amount greater than ***.   Not later than *** to the expiration of the then ***, SSN shall notify Customer as to the results of its inquiries pursuant to the immediately preceding sentence, and Customer may, in its sole discretion, elect to *** on such better terms or with such greater (or, if Customer so elects, lesser) amount as a *** is willing to provide, or (iii) permit the existing *** to expire in accordance with its terms.  In no instance shall SSN be required to deliver to *** in an amount ***.  SSN shall, not later than *** prior to the expiration (excluding early expiration not caused by SSN, which time for replacement shall be governed by Section 21.19.3) of any ***, deliver to Customer any such new or replacement ***.  Failure by Customer to require that SSN obtain *** in respect of any *** shall not preclude Customer from requiring that *** in respect of ***.

21.19.3.

SSN shall ensure that the *** provided to Customer on the date hereof and, if applicable, each *** provided to Customer pursuant to Section 21.19.2 during the Deployment Period, remains valid and enforceable for a *** from the date of its delivery to Customer. In the event any *** expires or is terminated for any reason prior to the date that is *** from the date of delivery by SSN of such ***, SSN shall obtain a replacement *** meeting the requirements of this Section 21.19 within *** of such expiration or termination.

21.19.4.

Where, pursuant to Section 21.19.2, Customer requires SSN to obtain a*** , Customer shall, solely with respect to *** in connection with the issuance of such ***.  All customary fees charged by any *** in connection with the issuance of any *** hereunder shall, with respect to the *** covered by each such ***, be paid by ***.

21.19.5.

If SSN fails to provide a renewal or replacement *** in accordance with the requirements of Section 21.19.2 or 21.19.3, SSN shall be *** and Customer may at any time *** until such time as SSN has re-instated, renewed or replaced the ***, as applicable, in compliance with the requirements of Section 21.19.2, at which time any amount previously ***, and for which Customer has no *** against SSN, shall be returned to SSN as promptly as practicable after receipt of SSN’s written request therefor.  Without limitation of Customer’s other rights under this Agreement, Customer shall have the right to, upon written notice to SSN, and subject to the limitations on liability expressly set forth herein, *** pursuant to Section 4.3 or Section 18.2), or in the event Customer suffers or incurs *** arising out of or relating to a *** under this Agreement.  Notwithstanding anything herein to the contrary, Customer shall be entitled to *** expressly afforded SSN in this Agreement.  Any *** by Customer pursuant to this Section 21.19.5 shall not be ***, reasonably estimates is owed to it by SSN under the Agreement, or that is necessary ***.

21.19.6.

*** shall be executed with the *** shall not be for an ***, all still subject to the final approval of Customer. ***, shall be accompanied by a ***, and shall include the date ***. If at any time during the term of a *** thereunder becomes ***, Customer shall have the right to require ***, which SSN shall furnish to the satisfaction of Customer within *** after notice to do so. ***.

[End of Terms and Conditions]

Execution Version

EXHIBIT A

MINIMUM INSURANCE REQUIREMENTS

1.01

SSN shall purchase and maintain in full force and effect, at its own expense, the following minimum insurance coverages and limits (provided, however, and notwithstanding any other provision herein, if the General Terms and Conditions require insurance coverage or limits that are greater than those listed below in this Exhibit, the requirements in the General Terms and Conditions shall control and shall be provided by SSN):

(a)

Statutory workers’ compensation and employer’s liability insurance with minimum limits of not less than indicated below.  SSN shall require Subcontractors to provide workmen’s compensation and employer’s liability insurance with the same minimum limits if appropriate for the size of the Subcontractor.  The policy must be in the name of SSN or contain an endorsement naming Customer as the Alternate Employer.

Required Limits – Statutory limits, with Employer’s Liability Coverage as follows:

Bodily Injury by Accident	$***
Bodily Injury by Disease Each Employee	$***
Bodily Injury by Disease Policy Limit	$***
(b)	Commercial General Liability Insurance, including the coverages identified below, with minimum limits indicated below.

Each Occurrence	$***
General Aggregate	$***
***
(to be maintained ***)	$***
(c)	The Commercial General Liability Policy will include the following coverages where applicable:
1.	Bodily injury & Property damage on an “Occurrence” basis
2.	Premises & Operations
3.	Independent Contractors
4.	Products/Completed Operations (to be maintained three years after Deployment Period)
5.	Personal Injury Liability
(d)	Business Automobile Insurance for all owned, non-owned, and hired vehicles.

Combined Single Limit BI & PD	$***
(e)	Excess Liability Coverage, following form, over Employer’s Liability, Commercial Liability, Commercial Automobile Liability Policies, with the limits shown below.

Excess Liability Coverage	$***
(f)	***:

***	$***

1.02

Each of SSN’s liability insurance policies shall be primary to and non-contributing with any other insurance carried by or for the benefit of the Customer or any other party required to be named as additional insured under this Agreement.  Any such insurance maintained by any additional insured shall be in excess of any insurance maintained by SSN.  Insurance may be provided under a single limit policy or under two or more policies with combined limits, the sum of which equals or exceeds the required amount of coverage.  If any insurance SSN furnishes is, ***, SSN agrees to *** to ensure that SSN has available at all times the coverage required hereunder.

1.03

SSN’s workers’ compensation, employer’s liability, commercial automobile liability, commercial general liability, and excess liability insurance policies shall be endorsed to waive all rights of subrogation in favor of Customer and its affiliates, and their shareholders, directors, officers, members, employees and agents.

1.04

Each Customer Indemnitee shall be included as additional insureds without limitation on all policies (except workers’ compensation and professional liability policies), under the form of additional insured endorsement providing the maximum protection to Customer and such persons allowed by applicable law.  Further, SSN represents and warrants that:

(a)

SSN’s policies of liability insurance, including SSN’s employer’s liability, commercial general liability, commercial automobile liability, and excess liability insurance policies have been endorsed to cover each Customer Indemnitee as additional insureds to the maximum extent permitted by applicable law with respect to liability arising out of Services performed by or at the request of SSN, including ongoing and completed operations in connection with this Agreement (and such coverage shall provide for the protection of each insured against claims of liability by another insured, under a severability of interests/cross liability clause).

(b)	Such insurance policies have also been***.
(c)	*** described in the *** in an amount equal to or greater than the *** from SSN *** provisions of the Agreement in respect of the***.
(d)	*** by or on behalf of SSN will be ***. SSN shall not cause or permit its insurance to be canceled, reduced, restricted, limited, or invalidated.
(e)	SSN has provided to Customer true and correct copies of the following:
(i)	current certificates of insurance describing each of the policies of insurance required hereunder; and
(ii)	all policy endorsements required hereunder.
1.05

All of SSN’s insurance shall be issued by insurance carriers licensed to do business in Texas at the time the policy is issued and rated by A.M. Best Company as A-VII or better, confirmed by one or more insurance certificates listing Customer’s name and address as a certificate holder, and listing the name of Project as described in this Agreement and the name and phone number of the broker who prepared the certificate.  Certificates of insurance shall be prepared on an Acord form 25-S.

1.06

With respect to any coverage maintained on a “claims-made” policy form, SSN shall maintain such coverage for *** following termination of this Agreement or completion of all Services associated with this Agreement, whichever is later; provided that, if a “claims-made” policy is maintained, the retroactive date must precede the date of commencement of Services under this Agreement.

Exhibit A – Customer’s Requirements of Insurance

1.07

Within *** of SSN’s receipt of notice that an insurance carrier has cancelled a policy, SSN shall notify Customer of such cancellation and provide a copy of the carrier’s notice of cancellation. Thereafter, Customer may, without prejudice to Customer’s rights under the Agreement, seek a continuation of the applicable coverage.

1.08	If SSN fails to obtain or renew the above required insurance and furnish to the Customer acceptable evidence thereof, then,***.
1.09	Nothing herein shall reduce or alter any obligation SSN has to indemnify, defend or hold harmless the Customer Indemnitees.
1.10

To the extent applicable law allows ***, SSN and/or its insurer agrees***.  This provision is independent and severable from any other provision of this Agreement and shall be enforceable as a separate agreement.

1.11

In the event SSN enters into a subcontract with a Subcontractor *** required to be maintained by SSN under this Agreement.  SSN will require *** and copies of this evidence shall be provided to Customer by SSN.

1.12

SSN shall not allow any endorsements to be included with any of the policies required herein that would adversely affect or limit the coverages to be provided by such policies as required herein.  SSN and, as applicable, the Subcontractors shall bear all risks and be responsible for any uninsured loss due to policy deductibles, self-insured retentions, exclusions, limitation inadequacy and/or absence of coverage, whether such policies are purchased by SSN, Subcontractor and/or Customer.

1.13

SSN and its Subcontractors shall not commence the shipment of equipment or materials or commence the Services until all of the insurance coverage required of SSN and its Subcontractors is in force and the necessary certificates and statements pursuant to the Agreement, including Exhibit A, have been received and approved by Customer. Such approval shall not be unreasonably withheld, conditioned or delayed.

Exhibit A – Customer’s Requirements of Insurance

Execution Version

EXHIBIT B: PART 1

PRICING & EXECUTION MILESTONES

Milestones

The target milestones are subject to change upon the Parties' mutual agreement and will be managed in accordance with the change control processes outlined in the General Terms and Conditions and Exhibit J. For the avoidance of doubt, where there exists any inconsistency between the “billing triggers” set forth in this Exhibit and Section 9 of the General Terms and Conditions, such Section 9 shall prevail.

AMI Milestones

Milestone	Responsible Party	Target/Actual Completion Date	Billing Trigger
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Exhibit B-1: Pricing and Execution Milestones

1

DR Milestones

***	***	***	***
***	***	***	***

Exhibit B-1: Pricing and Execution Milestones

2

DA Milestones

Milestone	Responsible Party	Target/Actual Completion Date	Billing Trigger
Project Kickoff	CPS & SSN	21-May-13	Start PM monthly fees
Initial RF Design	SSN	30-Jul-13	Initial 50% of Network Design
Initial RF Design Completed	SSN	2-Oct-13	Last 50% of Network Design
Start Field Deployment Support	SSN	25-Jun-13	Field Network and Hardware Support monthly fees start
GridScape Development Environment	SSN	9-May-13	License Fees Due , 100% setup fees, monthly SaaS fees, and Annual Software Maintenance and Support begin
GridScape Production Environment	SSN	20-Sep-13	License Fees Due , 100% setup fees, monthly SaaS fees and Annual Software Maintenance and Support begin
Installation - Remote Bridge	SSN	30-Jul-14	Begin monthly Installation fees
Installation – Relay	SSN	28-Mar-14	Begin monthly Installation fees
Lab/Field Testing	CPS & SSN	23-Apr-14	50% of Testing Fees
Begin installation - Towers (2 Master Bridges, 1 AP, and Ancillary HW)	SSN	11-Feb-14	Invoiced 50% of commencement of installation
Installation - APs at Substations	SSN	11-Feb-14	Invoiced 50% of commencement of installation, 50% of completion
Optimization (Logical Network Design)	SSN	1-May-15	50% of Optimization
Optimization (completed)	SSN	30-Nov-18	Last 50% of Optimization
Complete installation - Towers (2 Master Bridges, 1 AP, and Ancillary HW)	SSN	18-Dec-14	Invoiced 50% at completion
Network Acceptance Testing Complete	SSN	29-Dec-2015	Last 50% of Testing Fees

Endnote 1: Monthly SaaS invoicing for the following environments commenced in January 2014.

AMI_Development Environment (SaaS Fees). (Actual Start Date 1/1/14)

AMI_Test Environment (SaaS Fees). (Actual Start Date 1/1/14; Actual End Date 3/31/15)

AMI_Training Environment (SaaS Fees). (Actual Start Date 1/1/14; Actual End Date 3/31/15)

AMI_Sandbox Environment (SaaS Fees). (Actual Start Date 1/1/14)

AMI_QA Environment (SaaS Fees). (Actual Start Date 1/1/14)

AMI_COP QA Environment (SaaS Fees). (Actual Start Date 1/1/14)

DA_Development Environment (SaaS Fees). (Actual Start Date 1/1/14)

Endnote 2: Monthly SaaS invoicing for the following environments commenced in February 2014.

AMI_Production Environment (SaaS Fees). (Actual Start Date 2/1/14)

AMI_Disaster Recovery Environment (SaaS Fees). (Actual Start Date 2/1/14)

AMI_COP PROD Environment (SaaS Fees). (Actual Start Date 2/1/14)

AMI_COP DR Environment (SaaS Fees). (Actual Start Date 2/1/14)

DA_Production Environment – Gridscape (SaaS Fees). (Actual Start Date 2/1/14)

[End]

Exhibit B-1: Pricing and Execution Milestones

3

Execution Version

EXHIBIT B: PART 2

AMI DEPLOYMENT PRICING

For the avoidance of doubt, where there exists any inconsistency between the provisions of this Exhibit and the General Terms and Conditions, the provisions of the General Terms and Conditions shall prevail.

1.	General Pricing Notes

Note 1:  Prices set forth in this Exhibit are *** will be charged ***.

Note 2:  Requirements for ***:

1)	***

Note 3:  Pricing set forth in this Exhibit is fixed until ***.

Note 4:  CPS Energy has the right to ***.  Terminating the ***.  Since SSN is agreeing in this amendment to ***, CPS Energy will not be obligated to *** due as described herein.

2.	Equipment

Communications Modules
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Product lead time is *** weeks.

Note 1: Pricing for *** includes ***.

Note 2:  For each item of *** purchased by CPS Energy, CPS Energy will ***. The unit prices above include***.

Note 3:  Costs for ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  The ZigBee Smart Energy Order Processing Fee will apply to each P.O. Release for the Equipment contemplated in the table above.

Note 2:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Product lead time is *** weeks.

Note 1:  ***.

Note 2:  ***.

Exhibit B-2: AMI Deployment Pricing

2

Note 3:  ***.

Note 4:  ***.

Note 5:  ***.

Note 6:  ***.

Note 7:  ***.

Network Infrastructure Equipment
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***		***
***	***		***
***	***		***
***	***	***	***	***
***	***		***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Product lead time is *** weeks.

Note 1:  *** and is based on the information supplied to Silver Spring as of *** due to lack of *** for all of the ***, as well as ***. This *** does not include ***. CPS Energy will only be ***, and, as otherwise provided in the ***, will be responsible for *** with such *** in the ***, Silver Spring will also provide *** to CPS Energy for ***.  This does not apply *** CPS Energy’s *** CPS Energy decides not to *** provided by CPS Energy to Silver Spring on ***.

Note 2:  Silver Spring recommends that its customers ***.

Exhibit B-2: AMI Deployment Pricing

3

Note 3:  For each item***. The unit prices above ***.

Tools
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Product lead time is *** weeks.

Note 1:  Each annual ***.

Note 2:  Pricing ***.  Silver Spring will *** with CPS Energy and its ***.

SSN Integrated Meters
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  Pricing includes all components of SSN Integrated Meters for a total 4-year warranty for each SSN Integrated Meter, which covers the SSN Integrated Meters as a whole and the components thereof, as contemplated by Section 13.2.1 of the General Terms and Conditions.

Exhibit B-2: AMI Deployment Pricing

4

Note 2:  KYZ relays to cable for GE 8S/9S and 45S SSN Integrated Meters are included in the prices set forth above.

Note 3:  Integrated meter pricing assumes 100% of CPS C&I meter volume is awarded to GE for the production deployment.

Elster Integrated Meters
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Note 1:  Pricing includes ***.

Note 2:  *** set forth above.

Note 3:  For the avoidance of doubt, ***.

3.	Engagement Management and Deployment Services

Engagement Management & Deployment Services ***
Skill Level	Catalog Number	Total ($USD)	Billing Schedule (See Exhibit B-1 Pricing & Execution Milestones for timing)
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total		***

Exhibit B-2: AMI Deployment Pricing

5

Note 1:  The invoicing schedule above assumes *** and is documented as per the ***. Any changes to this *** may cause a change ***.

Project Management & Deployment Services – ***
Skill Level	Catalog Number	Total ($USD)	Billing Schedule (See Exhibit B Pricing & Execution Milestones for timing)
***	***	***	***
***	***	***	***
***	***	***	***
Total		***

Note 1:  The invoicing schedule above *** is documented as per ***. Any changes to this *** may cause a change in *** to be as mutually agreed by the Parties).

Consumer Engagement & Education Services
Item	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
***	***	***	***
***

Exhibit B-2: AMI Deployment Pricing

6

Note 1:  The invoicing schedule above *** is documented as per ***. Any changes to this *** may cause a change in ***.

Installation Services
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  ***.

Note 2:  Please see Exhibits *** for notes related to ***.

4.	*** Software-as-a-Service (SaaS)

Production Environment – AMI
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** for information on ***.

Note 2:  See Exhibit *** that are included in ***.

Note 3:  ***.

Exhibit B-2: AMI Deployment Pricing

7

Note 4:  ***.

Production Environment – ***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** for information on the  ***.

Note 2:  See Exhibit ***.

Note 3:  ***.

Note 4:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** information on the sizing ***.

Note 2:  See Exhibit ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** information on the sizing ***.

Exhibit B-2: AMI Deployment Pricing

8

Note 2:  See Exhibit ***.

QA Environment – AMI
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** for information on the sizing ***.

Note 2:  See Exhibit ***.

Note 3:  ***.

Note 4:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** for information on the ***.

Note 2:  ***.

Note 3:  ***.

Exhibit B-2: AMI Deployment Pricing

9

Note 4:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** for information on the sizing ***.

Note 2:  See Exhibit ***.

Note 3:  ***.

Note 4:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  ***.

Note 2:  ***.

Note 3:  ***.

Note 4:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Exhibit B-2: AMI Deployment Pricing

10

Note 1:  ***.

Note 2:  ***.

Note 3: ***.

Note 4:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** for information on the sizing ***.

Note 2:  See Exhibit ***.

Note 3:  ***.

Note 4:  ***.

5.	***

***
***	***	***	***	***
***	***	***	***	***
***				***

Note 1: ***

6.	*** Services

Labor Rates
***	***
***	***
***	***
***	***
***	***
Total

Note 1:  Applicable ad-hoc services will be quoted using the rates above. A minimum of ***.

Exhibit B-2: AMI Deployment Pricing

11

7.	Optional Items

Optional Business Release Services
Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total		***

Note 1:  The invoicing schedule above ***.

Note 2:  ***.

Note 3:  ***.

***
Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
***		***

Note 1:  The invoicing schedule above ***.

***
Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
Total		***

Note 1:  ***.

Note 2:  ***.

Note 3:  SSN will provide a ***.

Note 4:  CPS Energy will ***.

Note 5:  SSN will perform a ***.

Exhibit B-2: AMI Deployment Pricing

12

Note 6:  SSN will add the ***.

***
Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
Total		***

Note 1:  ***.

Note 2:  ***.

Note 3:  SSN will provide a ***.
Note 4:  SSN will provide a ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  After the first ***.

Note 2:  See *** for the *** that are included in the ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  After the first ***.

Note 2:  See *** for the *** that are included in the ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Exhibit B-2: AMI Deployment Pricing

13

Note 1:  The ***.

Note 2:  The ***.

Note 3:  The ***.

Note 4:  ***.

Note 5:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  ***.

Note 2:  ***.

Note 3:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  ***.

Note 2:  ***.

Note 3:  The ***.

Note 4  ***.

Note 5:  *** above does not include ***.

Exhibit B-2: AMI Deployment Pricing

14

EXHIBIT B: PART 3

DA DEPLOYMENT PRICING

For the avoidance of doubt, where there exists any inconsistencies between the provisions of this Exhibit and the General Terms and Conditions, the provisions of the General Terms and Conditions shall prevail.

1.	General Pricing Notes

Note 1: Prices are exclusive of shipping and taxes. Shipping will be charged separately in accordance with Section 5.3 of the General Terms and Conditions.

Note 2: Pricing set forth in this Exhibit is fixed until ***.

Note 3: CPS Energy has the right to ***.

2.	Equipment

*** Devices
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Product lead time is *** weeks.

Note 1: *** include *** has also been provided. ***.

Note 2: CPS Energy may purchase ***.

Note 3: ***.

*** Accessories & Network Infrastructure Equipment
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Product lead time is *** weeks.

Note 1: *** contemplates sharing *** and is based on the information supplied to Silver Spring as of ***. As part of the initial estimate***, Silver Spring is providing a *** that may be required to meet the requirements described in Exhibit ***. This *** to ***.  This *** does not include***, and, except as otherwise provided in***, will be responsible for ***, Silver Spring will also provide ***.  This does not apply ***.

Note 2:  Silver Spring recommends that ***.

Note 3: For each item *** purchased by *** as contemplated by Section ***.

Tools
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Product lead time is *** weeks.

Note 1:  Each ***.

Note 2: ***. Silver Spring will work with ***.

Exhibit B-3: DA Deployment Pricing

2

3.	Project Management and Deployment Services

Project Management & Deployment Services
Skill Level	Catalog Number	Total ($USD)	Billing Schedule (See Exhibit B Pricing & Execution Milestones for timing)
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total		***

Note 1: The invoicing schedule above ***.   *** may cause a change in invoicing schedule (***).

Installation Services
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1: ***.

Note 2:  Please see Exhibits *** for additional notes related to ***.

Note 3: *** are included in the ***.

Note 4: ***.

Note 5: ***.

Note 6: ***.

Exhibit B-3: DA Deployment Pricing

3

4.	*** Software-as-a-Service (SaaS)

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** for information on the sizing ***.

Note 2:  See Exhibit ***.

Note 3:  ***.

Note 4:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** information on the sizing ***.

Note 2:  See Exhibit ***.

Note 3: ***.

Note 4:  ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Exhibit B-3: DA Deployment Pricing

4

Note 1:  See Exhibit *** information on the sizing ***.

Note 2:  See Exhibit ***.

Note 3:  ***.

Note 4:  ***.

5.	Ad-Hoc Services

Labor Rates
Role	Price / Day ($USD)
***	***
***	***
***	***
***	***
Total

Note 1:  ***.

Exhibit B-3: DA Deployment Pricing

5

Execution Version

EXHIBIT B: PART 4

DR DEPLOYMENT PRICING

For the avoidance of doubt, where there exists any inconsistency between the provisions of this Exhibit and the General Terms and Conditions, the provisions of the General Terms and Conditions shall prevail.

1.	General Pricing Notes

Note 1:  Prices are ***.

Note 2:  Pricing set forth in this Exhibit is fixed until ***.

Note 3: ***.

2.	*** Software-as-a-Service (SaaS)

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  See Exhibit *** information on the sizing ***.

Note 2: See Exhibit ***.

Note 3: ***.

Note 4:  ***.

3.	Ad-Hoc Services

Labor Rates
Role	Price / Day ($USD)
***	***
***	***
***	***
***	***

Note 1:  ***.

Exhibit B-4: DR Deployment Pricing

1

Execution Version

MASTER AGREEMENT
Exhibit “C-1” Statement of Work - AMI SOW

SSN shall provide to CPS Energy the Services described herein.  In consideration for the Services described herein, CPS Energy will pay SSN the applicable Fees set forth in Exhibit B of the Agreement.

Summary

CPS Energy and SSN wish to work together to deploy an AMI System supporting approximately *** Integrated Meters and***, with a growth rate of approximately *** per year, in the greater San Antonio, Texas region served by CPS Energy.  The roughly *** Endpoints will be supported by a mesh network infrastructure comprised of approximately *** Access Points and 383 Relays.  The deployment of the AMI System will be conducted over approximately a 5-1/2 year period from the Effective Date, with network deployment activities starting in December 2013 and ending approximately 12 months later, and field deployment of Integrated Meters and Gas IMU’s starting in August 2014 and ending approximately 48 months later.  Through the Deployment Period, SSN will provide turnkey end to end management and operations support for the ***.  ***.  For the same period, SSN will provide management and operations support for the mesh network infrastructure, Integrated Meters, Gas IMUs and related SSN Firmware.

CPS Energy Engineering/Operating Requirements:

SSN will comply with relevant CPS Energy engineering, operating and other requirements specified in Attachment 2 concerning installation of Equipment and Integrated Meters at CPS Energy’s facilities, obtaining access to substations and other facilities, and adhering to operating rules and requirements involving safe contact with CPS Energy power and gas lines and Equipment and Integrated Meters.

Equipment

For the AMI Project, CPS Energy will, subject to the General Terms and Conditions, purchase the estimated amount of Equipment listed in and for the Fees specified in Exhibit B of the Agreement; provided that if quantities change pursuant to the Enhanced Field Network Design or the Final Field Network Design, CPS Energy will, as applicable, (a) purchase reasonable additional quantities of Equipment, including spares, or (b) purchase less Equipment.

Software

SSN hereby licenses to CPS Energy the Software listed in Exhibit N of the Agreement.

Hardware Tools

For the AMI Project, CPS Energy will, subject to the General Terms and Conditions, purchase the quantities of hardware tools listed in Exhibit B of the Agreement.

Exhibit C-1: Statement of Work (AMI)

1

Services

The Parties will perform the tasks described below.

Task 1 -	Program Management
1.1.	Project Management
1.1.1.	SSN Responsibilities. SSN, through its Engagement Manager, will manage the AMI Project and Deliverables under this SOW during the Deployment Period, which management will include:
a.	Working with *** to develop ***. SSN will participate in ***.
b.	Working with *** to develop ***.
c.	***. See Exhibit ***.
d.	Providing *** addressing the ***. SSN will be responsible for ***.
e.	Conducting *** meetings ***.
f.	Coordinating ***.
g.	***.
h.	***.
1.1.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	Designate *** to coordinate *** activities related to *** and to assist in the creation of ***, including prioritizing ***.
b.	*** will create and maintain *** that work with ***, to ensure that ***.
Task 2 -	Field Network Deployment
2.1.	Field Network Design
2.1.1.	SSN Responsibilities. SSN will provide ***:
2.1.1.1.	***.
2.1.1.2.	***.
2.1.1.3.	***.
2.1.1.4.	***.
2.1.1.5.	***.
2.1.1.6.	***.
2.1.1.7.	***.

Exhibit C-1: Statement of Work (AMI)

2

2.1.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks.
2.1.2.1.	To enable SSN to generate the ***.
2.1.2.2.	Provide the *** for the installation ***.
2.1.2.3.	Review the ***.
2.1.2.4.	***.
2.1.2.5.	***.
2.1.2.6.	***.
2.1.2.7.	***.
2.2.	Field Network Deployment Support
2.2.1.	SSN Responsibilities. SSN will perform each of the following tasks. SSN will provide the following remote support for the Deployment Period:
2.2.1.1.	***.
2.2.1.2.	***.
2.2.1.3.	***.
2.2.1.4.	***.
2.2.1.5.	***.
2.2.1.6.	***.
2.2.1.7.	***.
2.2.1.8.	***.
2.2.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks.
2.2.2.1.	***.
2.2.2.1.1	***.
2.2.2.2.	***.
2.3.

Field Network Installation. In any geographic area, prior to installing Integrated Meters, SSN will contract with and manage the relevant contractors to install Access Points and Relays, in accordance with SSN guidelines and the General Terms and Conditions.

2.3.1.	SSN Responsibilities. SSN will perform each of the following tasks:
2.3.1.1.	***.
2.3.1.2.	***.

Exhibit C-1: Statement of Work (AMI)

3

2.3.1.3.	***.
2.3.1.4.	***.
2.3.1.5.	***.
2.3.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
2.3.2.1.	***.
2.3.2.2.	***.
2.3.2.3.	***.
2.4.

Endpoint Installation. SSN will contract with and manage the contractors who will install the Integrated Meters and Gas IMUs, and ensure that the contractors follow SSN and Integrated Meter Provider installation guidelines as documented in Exhibit V-1 of the Agreement, including SSN's standard approach regarding the sequence of Integrated Meter installations.  The Parties may assume that ***.

2.5.	Network Optimization. ***.
2.5.1.	SSN Responsibilities. SSN will perform each of the following tasks:
2.5.1.1.	***.
2.5.1.2.	***.
2.5.1.3.	***.
2.5.1.4.	***.
2.5.1.5.	***.
2.5.1.6.	***.
2.5.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
2.5.2.1.	***.
2.5.2.2.	***.
2.6.	System Testing
2.6.1.	*** Testing. ***.
2.6.1.1.	***.
2.6.2.	Equipment Change. ***.
2.6.3.	Lab Work at CPS Energy's Site. ***.
2.6.3.1.	SSN Responsibilities. ***.

Exhibit C-1: Statement of Work (AMI)

4

2.6.3.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	***.
b.	***.
c.	***.
d.	***.
2.6.4.	***.
2.6.4.1.	SSN Responsibilities. SSN will perform the following tasks:
a.	***.
b.	***.
c.	***.
d.	***.
e.	***.
f.	***.
g.	***.
2.6.4.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	***.
b.	***.
c.	***.
2.6.5.	Work Order Management System (“WOMS”).

SSN plans to use the same installer for all of its installation needs. This section refers to integrating with the installation vendor’s WOMS. The exception is the installations of Access Points, Bridges, antennas and related cables at CPS Energy’s substations.

2.6.5.1.	SSN Responsibilities. SSN will provide the following to support device installations and deployments:
a.	***.
b.	***.
c.	***.
d.	***.

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5

e.	***.
f.	***.
2.6.5.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks.
a.	***.
b.	***.
c.	***.
Task 3 -	Application Deployment
3.1.	***.
3.1.1.	***.
3.1.2.	***.
3.1.2.1.	CPS Energy Staff. CPS Energy will ensure that appropriate CPS Energy staff (or contractors) participate in relevant technology planning sessions, so that they can make appropriate design decisions.
3.1.2.2.	Initial UIQ and Integration Assessment. The Parties will review and confirm the contents of Exhibit N of the Agreement ***.
3.1.2.3.	Network Planning. SSN will ***.
a.	***.
b.	***.
(i)	***.
(ii)	***.
(iii)	***.
(iv)	***.
c.

Design fronthaul network interfaces where the Back Office will connect with CPS Energy's data center or corporate network.  SSN's standard implementation is a single site-to-site, Internet-based VPN connection for the fronthaul, with a dedicated circuit(s) or redundant VPN configuration optional, and at CPS Energy's additional expense.  However, the configuration of the final interfaces will be implemented as defined in CPS Energy’s landscape design documentation.

3.1.2.4.	Security Planning.
a.	***.

Exhibit C-1: Statement of Work (AMI)

6

b.	***.
c.	***.
3.1.2.5.	***:
a.	***.
b.	***.
3.1.2.6.	Collaboration. The Parties will work together to perform each of the following tasks:
a.	***.
b.	***.
3.1.2.7.	*** Plan / Design
a.	***.
b.	***.
c.	***.
d.	***.
e.	***.
f.	***.
g.	***.
h.	***.
i.	***.

Exhibit C-1: Statement of Work (AMI)

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3.1.2.8.	***.

Tasks	Description	Tool	Responsible Party
***	• *** • *** • *** • ***	***	***
***	• *** • *** • *** • *** • ***	***	***
***	• ***	***	***
***	• *** • *** • *** • ***	***	***
***	• ***	***	***
***	• *** • ***	***	***
***	• ***		***

3.1.3.	Setup of Back Office
3.1.3.1.	Joint Responsibilities. ***:
a.	***.
b.	***.
c.	***.
3.1.3.2.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	Implement necessary steps required for setting up hardware, software***.
b.	***. (***)
c.	***.
3.1.3.3.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	***.
b.	***.

Exhibit C-1: Statement of Work (AMI)

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3.2.	***

***.

***.

***.

***:

3.2.1.	Assist CPS Energy and***:
3.2.1.1.	***
3.2.1.2.	***
3.2.1.3.	***
3.2.1.4.	***
3.2.1.5.	***
3.2.1.6.	***
3.2.1.7.	***
3.2.1.8.	***
3.2.1.9.	***
3.2.1.10.	***
3.2.2.	Assist CPS Energy in the ***:
3.2.2.1.	***.
3.2.2.2.	***.
3.2.2.3.	***.
3.2.3.	Provide all the *** an XML ***in accordance with the following:
3.2.3.1.	***.
3.2.3.2.	***.
3.2.3.3.	***.
3.2.4.	As mutually agreed by the Parties, ***.
3.2.5.	***.

Exhibit C-1: Statement of Work (AMI)

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3.2.6.	This SOW excludes the following out-of-scope tasks:
3.2.6.1.	***.
3.2.6.2.	***.
3.2.6.3.	***.
3.2.6.4.	***
3.2.7.	*** – ***on CPS Energy's Processes and Systems
3.2.7.1.	***. ***:
a.	***.
b.	***.
c.	***.
3.2.7.2.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***.
b.	***.
c.	***.
d.	***.
3.2.7.3.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	***.
3.2.8.	Planning Phase – ***
3.2.8.1.	Joint Responsibilities. ***:
a.	***.
b.	***.
c.	***.
3.2.8.2.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***.
b.	***.
c.	***.

Exhibit C-1: Statement of Work (AMI)

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3.2.8.3.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	***.
b.	***.
c.	***.
d.	***.
e.	***.
3.2.9.	Design Phase – ***
3.2.9.1.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***.
b.	***.
c.	***.
d.	***.
3.2.9.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	***.
b.	***.
c.	***.
d.	***.
3.2.10.	Execution Phase – ***
3.2.10.1.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***
b.	***.
c.	***.
d.	***.
e.	***.
f.	***.

Exhibit C-1: Statement of Work (AMI)

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g.	***.
h.	***.
3.2.10.2.	***. ***:
a.	***.
b.	***.
c.	***.
3.2.11.	Testing Phase – ***
3.2.11.1.	Joint Responsibilities. The Parties will work together to perform each of the following tasks:
a.	***.
b.	***.
3.2.11.2.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***.
b.	***.
c.	***.
3.2.11.3.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	***.
b.	***.
c.	***.
d.	***.
e.	***.
3.3.	Training
3.3.1.

SSN will provide the training described in Exhibit O of the Agreement to CPS Energy's staff, with a goal of providing sufficient knowledge to enable the staff to (a) understand key management and operational topics concerning the SSN's technologies, (b) use the *** application to manage and monitor the DA Communication Network and (c) train other CPS Energy employees in the use of Products.

3.3.2.	SSN will collaborate with CPS Energy in ***.
3.3.3.	SSN will provide information regarding ***.

Exhibit C-1: Statement of Work (AMI)

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3.3.4.	Unless mutually agreed, ***.
3.3.5.	CPS Energy will provide SSN with a minimum of ***.
Task 4 -	Ongoing Maintenance and Management
4.1.

Software Support; ***. Detailed Software Support terms for Solution Services customers are found in Exhibit L of the Agreement.  SSN will provide to CPS Energy SaaS, which includes the environments and modules set forth in Exhibit N of the Agreement.  See Exhibit Z of the Agreement for a more fulsome description of SaaS.

4.2.	***
4.2.1.

General. SSN will administer and monitor the ***.  SSN will monitor the ***, SSN will communicate with CPS Energy as set forth in Exhibit L of the Agreement, ***. CPS Energy will cooperate with reasonable requests that SSN makes as part of its efforts to respond to Incidents.

4.2.1.1.	***. ***.
4.2.1.2.	***. ***, SSN will follow the *** will be performed by SSN at no additional cost to CPS Energy.
4.2.2.	***. CPS Energy will promptly notify SSN’s Customer Support Team by telephone if CPS Energy experiences ***, or if CPS Energy plans any *** of, any CPS Energy system, *** ("*** ").
4.2.3.	***. ***, SSN will perform ***. Unless mutually agreed, ***.
4.2.3.1.	Updates. SSN will provide and install, if applicable, Updates in accordance with Exhibit L of the Agreement.
4.2.4.	***. ***, CPS Energy and SSN will determine whether ***.
4.2.5.	***. ***, each Party will *** associated with ***, and will provide *** of the *** that CPS Energy may require for the ***.
4.2.6.	***. ***, SSN will conduct *** solution to be used by CPS Energy for ***.
4.2.7.	***. If SSN ***, SSN will provide ***. SSN will restore *** in accordance with the ***.
4.2.8.	***. SSN will perform a ***, and provide ***. *** which CPS Energy’s ***. SSN will provide CPS Energy with ***.
4.2.9.	***. ***.
4.3.	Field Network, WAN Backhaul and Endpoint Monitoring and Management
4.3.1.	General. SSN will ***, SSN will communicate with CPS Energy as set forth in Exhibit L of the Agreement, *** to SSN ***, pursuant to the agreed Incident management process.

Exhibit C-1: Statement of Work (AMI)

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CPS Energy will cooperate with reasonable requests that SSN makes as part of its efforts to respond to Incidents.
4.3.1.1.	SSN Responsibilities.
a.	***. ***.
b.	***. ***, SSN will follow the ***.
4.3.1.2.	CPS Energy Responsibilities. CPS Energy will cooperate with reasonable requests that SSN makes as part of its efforts to respond to Incidents.
4.3.2.	***.
4.3.2.1.	SSN Responsibilities.
a.	SSN will ***.
b.	***, at CPS Energy's request and if SSN's ***, SSN resources will be made ***.
c.	SSN will perform ***.
d.	***. *** or upon SSN's***, SSN will promptly***.
e.	SSN will maintain in ***.
4.3.3	***. During the ***, SSN will be responsible for ***, including:
4.3.3.1	*** of, and where possible, ***, and where not possible, *** for the *** that fail to ***, and *** to the *** within *** and to SSN ***;
4.3.3.2	*** which occur after ***;
4.3.3.3	*** to an *** within the ***; and
4.3.3.4	***.
4.3.3.5	SSN will use *** to determine how and when to ***.
4.3.4	***. SSN will provide***.
4.3.5	***. CPS Energy will *** for the services of the ***. If reasonably requested by SSN or as the Parties otherwise agree, CPS Energy will work directly with the ***.
4.3.6

***. Each Party will ***.   CPS Energy will ***, SSN will provide ongoing ***. If CPS Energy chose to establish and employ a ***, CPS Energy will maintain that *** at CPS Energy’s *** and SSN will monitor that ***.

4.3.7	***. SSN will install *** of the update process.
4.3.8	***. SSN and CPS Energy envision at least ***. SSN will attempt to ***.

Exhibit C-1: Statement of Work (AMI)

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General Provisions

A.

Unless otherwise stated, any work required beyond the Deployment Period is not included in this SOW.  Any material change to any task, including any material change to quantities or other parameters referenced in any task, may result in reasonable changes to pricing, based on SSN’s then-current list prices.

B.

Unless otherwise stated in this SOW or agreed upon AMI Project Schedule, CPS Energy will provide SSN with at least *** Business Days’ advance written notice when requesting SSN resources to be on-site.

C.

*** will always be addressed via SSN’s Customer Support Team ***, unless otherwise stated, SSN team members other than SSN’s Customer Support Team will be available during normal local business hours (***) for that specific resource.  For example, SSN team members in Redwood City, California, are available during those hours Pacific Time, while SSN team members performing *** are available during those hours in CPS Energy's time zone. ***. For SSN’s Customer Support Team hours, see Exhibit L of the Agreement.

D.

This SOW includes *** through and including the end of the***. If the Parties agree to extend ***, the Parties will likewise extend ***. If CPS Energy wishes to ***, CPS Energy must notify SSN in ***. CPS Energy may *** prior written notice to SSN. This timeline is meant to allow for proper transition of the work to CPS Energy. All transition services required that are not included as part of this SOW must be agreed to by the Parties in advance.

E.

*** of CPS Energy’s AMI System only. ***, will be covered under a separate SOW. None of SSN's obligations under any other SOW between CPS Energy and SSN apply under this SOW unless specified herein or in the Agreement.

Exhibit C-1: Statement of Work (AMI)

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City Public Service Board d/b/a CPS Energy		Silver Spring Networks, Inc.

By:	/s/ Cris Eugster	By:	/s/ Steve Ingram

Name:	Cris Eugster	Name:	Steve Ingram

Title:	Executive Vice President, Chief Generation and Strategy Officer	Title:	SVP Global Delivery

Date:	July 25, 2016	Date:	July 25, 2016

Exhibit C-1: Statement of Work (AMI)

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Attachment 1 Resource Role and Responsibilities

SSN Project Personnel and Functions

Job Title	Function/Roles
***	• ***. • ***.
***	• ***. • ***. • ***. • ***. • ***.
***	• *** • *** • *** • *** • *** • *** • *** • *** • *** • ***

Exhibit C-1: Statement of Work (AMI)

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Job Title	Function/Roles
***	• *** • *** • *** • *** • *** • *** • *** • *** • *** • ***
***	• *** • *** • *** • *** • *** • ***
***	• *** • *** • *** • *** • ***
***	• *** • *** • *** • *** • ***
***	• ***: o *** o *** o *** o *** • ***

Exhibit C-1: Statement of Work (AMI)

18

Attachment 2

Gas Meter Field Procedures

Exhibit C-1: Statement of Work (AMI)

19

Execution Version

MASTER AGREEMENT
Exhibit C-2 Statement of Work - DA

SSN shall provide to CPS Energy the Services described herein.  In consideration for the Services described herein, CPS Energy will pay SSN the applicable Fees set forth in Exhibit B of the Agreement.

Summary

CPS Energy and SSN wish to work together to deploy DA communications infrastructure to enable remote telemetry for DA field devices to communicate with SCADA system(s). *** will be *** with the *** such that certain *** that are *** will also be used ***.  ***.

Service	Summary
Application Hosting and Management	***
Project Management	***
Network Design: All Networks	***
Field Deployment Support: *** years	***
Master, AP and Relay Installation: All Networks	***
Remote Bridge Installations: ***	***
Network Monitoring and Management	***
Acceptance Testing	***
Network Optimization: ***	***
Training	***

Equipment

For the DA Project, CPS Energy will, subject to the General Terms and Conditions, purchase, at the prices specified in Exhibit B of the Agreement, at least the following quantities of Equipment for Production networks by issuing a Purchase Order to SSN with sufficient time to accommodate SSN lead times, in accordance with and as more fully described in Section 5 of the General Terms and Conditions:

•	***
•	***
•	***
•	***
•	***
•	***

Exhibit C-2: Statement of Work (DA)

1

•	***
•	***

SSN will provide ***, which includes *** as well as accessory ***. (***).

If quantities change pursuant to the enhanced Field Network Design for the DA Communication Network and the Final DA Communication Network Design, CPS Energy will purchase the additional quantities of Equipment as outlined in Exhibit B-3.

In addition to the Equipment, SSN will purchase from a third-party vendor and provide to its installers certain antennas, mounting brackets and coaxial cable, pursuant to SSN specifications ***.

Software

All Licensed Software identified in this SOW or in Exhibit N is hereby licensed to CPS Energy under the terms of the Agreement.

Tools

For the DA Project, CPS Energy will, subject to the General Terms and Conditions, purchase the quantities of tools specified in Exhibit B of the Agreement.

Services

The Parties will perform the tasks described below.

Program Management

1.1.	Project Management
1.1.1.	SSN Responsibilities. SSN will manage the DA Project and Deliverables under this SOW as set forth in the General Terms and Conditions, which management will include:
a.	Coordinating all SSN activities,***.
b.	*** (through coordination with CPS Energy), ***. ***.
c.	***.
d.	*** as agreed to with CPS Energy’s project team to ***.
e.	*** to CPS Energy’s third-party contractors.
f.	***.
1.1.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	*** all CPS Energy activities related to ***.
b.	*** with SSN, *** made to SSN.
c.	*** within CPS Energy *** with CPS Energy's AMI System, to ensure that *** to both the AMI System and DA System. SSN must confirm in***.

Exhibit C-2: Statement of Work (DA)

2

Field Network Deployment

1.2.	DA Communication Network Design
1.2.1.	SSN Responsibilities. SSN will provide ***.
1.2.1.1.	SSN will submit to CPS Energy a***. (***.)
1.2.1.2.

SSN will create and provide an “***” *** with CPS Energy’s ***.  Such requirements will describe the ***, and will determine, among other ***, whether the *** that are also used by the *** that CPS Energy will need to ***. *** at CPS Energy's office. Following CPS Energy’s review of the draft, SSN will update the ***.

a.

***.  *** is assumed as part of this SOW. While the ***, SSN's responsibilities and obligations under this SOW will only apply to *** provided in CPS Energy’s submission to SSN pursuant to ***.  If CPS Energy requires SSN's Services regarding any other ***, SSN will provide such Services under a separate SOW.

b.	***. Ongoing updates to the *** are outside of the scope of this SOW.
1.2.1.3.	Using the ***, SSN will create and provide an initial ***. *** provided by CPS Energy in the ***, and will be created at SSN's office ***. ***:
a.	***, which may be above the ***.
b.	***.
c.	*** may be identified in the ***.
1.2.1.4.	SSN will complete a *** where CPS Energy wishes to deploy a ***.
a.	***.
b.	SSN will explain its *** to CPS Energy staff who will ***.
c.	SSN will provide ***.
d.	*** to include additional ***. These additional *** will be available for additional ***, as described below.
1.2.1.5.	Following SSN's determination of the need for any additional ***, and following CPS Energy’s subsequent review of those *** as described above, SSN will *** into the *** to yield an ***.
a.

SSN will produce an *** and its ***.  If SSN performs additional ***, SSN will incorporate *** into the ***.  If CPS Energy performs ***, upon receipt of all relevant information from CPS Energy after the completion of a ***, SSN will likewise ***. *** by CPS Energy of information gathered in *** for SSN's analysis and production of an ***.

b.	*** is understood to be ***, SSN will not provide CPS Energy with a cumulative ***, nor for the total set of***. Rather, SSN will provide CPS Energy with *** SSN previously provided.
1.2.1.6.	As required, SSN will investigate ***, taking into account CPS Energy's preference for any particular ***.

Exhibit C-2: Statement of Work (DA)

3

1.2.1.7.	SSN will manage the *** SSN-provided ***, including those set forth in ***, including but not limited to ***.
1.2.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks.
1.2.2.1.	*** on the *** within ***.
1.2.2.2.	*** of all of the *** to be included in the *** in the area where the *** will be deployed.
1.2.2.3.

Provide the required information in the ***, including without limitation, ***, CPS Energy’s requirements concerning the ***, and CPS Energy’s rules, regulations or guidance for mounting the ***.  CPS Energy may not initially provide all information requested in the ***.  Instead, certain information will be provided to SSN over time during the ***.  However, when CPS Energy has fully completed and finalized the responses to the ***, a copy of the completed document will be signed by the Parties and appended to this SOW.

1.2.2.4.	*** to accompany SSN during the ***.
1.2.2.5.	***.
1.2.2.6.	***.
1.2.2.7.	If necessary for adding ***. When, in some cases a ***, SSN will attempt to *** that can be accommodated.
1.2.2.8.

If the *** will include ***, obtain the services of the ***. Upon CPS Energy’s acceptance of the ***, CPS Energy will acquire the *** consistent with this ***.  CPS Energy will ensure that all *** are installed and maintained in accordance with SSN’s specifications, including ***.

1.2.2.9.	Compile its own ***, including but not limited to ***, and any other *** that the SSN may reasonably request.
1.3.	Field Network Deployment ***
1.3.1.	SSN Responsibilities. SSN will perform each of the following tasks:
1.3.1.1.	***, for a period not to exceed ***, CPS Energy and its contractor personnel on ***.
1.3.1.2.	For a maximum of *** starting with the completion of the *** provided, conduct *** according to the following order:
(i)	CPS Energy will *** the SSN customer support line, ***
(ii)	***, a SSN *** a CPS Energy employee within ***. *** by SSN at ***.

SSN will provide ***.

1.3.1.3.	During the ***, for a maximum of *** starting with the availability of the ***, *** the following *** during ***.
(i)	***.
(ii)	***.
(iii)	***.

Exhibit C-2: Statement of Work (DA)

4

(iv)	***.
(v)	***.
1.3.1.4.	Assist CPS Energy in the *** of up to two *** and perform ***.
1.3.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks.
1.3.2.1.	Complete all ***, if necessary, ***.
1.3.2.2.	Provide the ***.
1.3.2.3.	After the ***, CPS Energy shall provide the following ***:
(i)	***.
(ii)	***.
(iii)	***.
(iv)	***.
1.3.2.4.	*** that are not identified as an ***.
1.3.2.5.	***.
1.3.2.6.	***.
1.3.2.7.	***, including *** CPS Energy is responsible for verifying that the ***, as required.
1.3.2.8.	After SSN *** for *** for ***, CPS Energy will perform the relevant CPS Energy tasks ***.
1.3.2.9.	***.
1.3.2.10.	Provide SSN with *** upon SSN’s reasonable request:
a.	*** at the time of *** that may affect ***.
b.

If and when ***, a list of *** with previously *** Relays that will no longer be available (to be provided within *** of CPS Energy's ***.  SSN will use such information to determine the *** and site for ***, if required.

1.4.	Field Network Installation. ***, SSN will manage the ***, in accordance with ***.
1.4.1.	SSN Responsibilities. SSN will perform each of the following tasks:
1.4.1.1.	***, for a period not to exceed ***, CPS Energy ***.
1.4.1.2.	*** of up to *** and ***.
1.4.1.3.	***, if required.
1.4.1.4.	***.
1.4.1.5.	Manage the *** who will install the ***. Confirm that the ***, including, but not limited to, ***.

Exhibit C-2: Statement of Work (DA)

5

1.4.1.6.	As necessary, ***.
1.4.1.7.	Manage a CPS Energy approved *** to install one *** and install the ***.
1.4.1.8.	***.
1.4.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
1.4.2.1.	*** to CPS Energy ***.
1.4.2.2.	*** no less than ***. Subject to the *** forth *** of the Agreement, CPS Energy will ***.
1.4.2.3.	***.
1.4.2.4.	Complete all tasks necessary to *** needed to ***.
1.4.2.5.	Provide *** for that ***.
1.5.	Bridge Installation.
1.5.1.

Pursuant to the DA Communication Network Design and following SSN guidelines for installation, configuration and troubleshooting, SSN will install all DA Endpoints and associated Equipment (antennas, mounting kits, etc.).  SSN will manage its own ***, as well as ***.

1.5.1.1.	CPS Energy will:
(i)	*** may take up to ***.
(ii)	*** prior to any *** designed for that ***.
(iii)	*** above as best practices for *** where CPS Energy will ***.
1.5.1.2.	SSN will:
(i)	***.
(ii)	*** with CPS Energy ***, as a part of the ***.
(iii)	*** that were included in the *** will include *** as well as any other required *** at these locations.
1.5.2.	*** of each *** installed by SSN, SSN will adjust or relocate ***.
1.5.3.	***, but before ***, CPS Energy will assist SSN in *** to CPS Energy *** as required.
1.5.4.	SSN will inform CPS Energy about any ***.
1.6.

Network Optimization. SSN will perform Optimization by performing ***.  SSN will perform Optimization for a given substation or group of substations (as agreed by the Parties) after *** of the ***.  Optimization may result in the need for additional Equipment to achieve the required performance.

1.6.1.	SSN Responsibilities. After all Equipment is installed for an optimization area, SSN will perform Optimization in the following steps:
1.6.1.1.	***.

Exhibit C-2: Statement of Work (DA)

6

1.6.1.2.	***, which may result in the need for additional ***.
1.6.1.3.	*** are added to an already *** SSN will *** concurrently with the next available *** to be completed, provided that the ***.
1.6.1.4.	*** any required *** prior to ***.
1.6.1.5.	***, SSN will perform the***. Within *** of the ***, CPS Energy will ***.
1.6.1.6.	***, CPS Energy will ***. SSN will ***; provided, however, should ***.
1.6.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks.
1.6.2.1.	CPS Energy’s ***, including all *** CPS Energy.
1.6.2.2.	***, CPS Energy will ***.
1.6.2.3.	*** SSN ***, CPS Energy will perform *** SSN’s *** at such *** as part of the ***.
1.6.2.4.	***, if acceptable to CPS Energy, *** that SSN will provide after the *** by CPS Energy will be deemed ***.
1.7.	Testing
1.7.1.	***. ***have been proven to *** with the SSN ***, CPS Energy may, at its option, wish to engage SSN to ***. In this event, CPS Energy *** with SSN ***, as described herein.
1.7.1.1.	***. ***. The terms of SSN's *** Program are defined in SSN's ***, which SSN will make available to CPS Energy upon request. *** will also need to be *** by SSN.
1.7.1.2.	***. At CPS Energy's option, and for SSN's then-current ***, SSN will ***, and the ***.
1.7.2.	***. SSN will perform *** in accordance with the General Terms and Conditions and Exhibit E of the Agreement. The results of such *** will apply only to ***.
1.7.2.1.	The Parties will jointly *** are described in Exhibit E of the Agreement.

1.7.3.***. The Parties will *** to prove the ***.

1.7.3.1.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***, working at CPS Energy's site, ***, as measured against agreed to ***.
b.	*** for CPS Energy’s review and written approval.
1.7.3.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	Provide SSN with ***.
b.	***.
c.	*** to work with SSN in the ***.
d.	***, if acceptable to CPS Energy, *** that SSN will provide to CPS Energy after ***. Approval of such documentation by CPS Energy, ***.

Exhibit C-2: Statement of Work (DA)

7

1.7.4.	***. The Parties will conduct the ***.
1.7.4.1.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***.
b.	*** results for CPS Energy’s review and written approval.
1.7.4.2.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	***, pursuant to Exhibit E of the Agreement.
b.	***, if acceptable to CPS Energy, *** that SSN will provide after ***. Approval of such documentation by CPS Energy, together with approval of the ***, will be deemed ***.

Application Deployment

1.8.	*** Deployment
1.8.1.

General. SSN will provide server, database, storage and application deployment services for the environments listed in Exhibit N of the Agreement, and related Back Office network circuits and components.

1.8.2.	Planning and Design. The Parties will engage in *** that will provide *** relevant to the ***. *** will be conducted ***. SSN personnel will be available for a list of *** SSN personnel will be ***.
1.8.2.1.	CPS Energy will ensure that ***.
1.8.2.2.	SSN will determine, in its sole discretion, *** CPS Energy with the *** used by CPS Energy must *** between CPS Energy and SSN to protect ***. ***.
1.8.2.3.	*** Assessment. The Parties will review and confirm the *** to CPS Energy.
1.8.2.4.	Network Planning. SSN will lead interactive sessions to:
a.	Provide an overview of SSN ***.
b.	***:
(i)	Provide a detailed review of SSN ***.
(ii)	Assist CPS Energy in identifying ***.
(iii)	Provide a review of SSN *** related to ***.
c.	*** CPS Energy's ***. SSN's ***, and at CPS Energy's ***.
1.8.2.5.	Security Planning.
a.	SSN will lead an ***.
b.	Any CPS Energy *** by SSN may require a separate SOW ***.
c.	CPS Energy will provide contact information for the person or department with whom SSN will communicate about security-related Incidents.

Exhibit C-2: Statement of Work (DA)

8

1.8.2.6.	Collaboration. The Parties will work together to perform each of the following tasks:
a.	***.
b.	***.
c.	*** required by CPS Energy to ***.
1.8.3.	Setup of Back Office
1.8.3.1.	Joint Responsibilities. The Parties will work together to perform each of the following tasks:
a.	***.
b.	***.
1.8.3.2.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***.
b.	*** for all *** to be *** pursuant to *** of the Agreement.
c.	***.
1.8.3.3.	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	*** can be provided at CPS Energy’s ***.
b.	Upon completion of SSN's ***.
1.9.	System Integration – There is no System integration related to the DA Project.
1.10.	Training
1.10.1.

SSN will provide the training described in Exhibit O of the Agreement to CPS Energy's staff, with a goal of providing sufficient knowledge to enable the staff to (a) understand key management and operational topics concerning the SSN's technologies, (b) use the GridScape application to manage and monitor the DA Communication Network and (c) train other CPS Energy employees or contractors in the use of Products.

1.10.2.	SSN will collaborate with CPS Energy in development of an overall training plan in accordance with Exhibit O of the Agreement.
1.10.3.	Provide information regarding prerequisite knowledge, experience and/or prior coursework for each course offered.
1.10.4.	Unless mutually agreed, each course will be delivered at CPS Energy’s facilities in a structured classroom training format.
1.10.5.	CPS Energy will provide SSN with a minimum of *** written notice prior to scheduling any of these courses, which would then be scheduled at a mutually convenient date and time.

Exhibit C-2: Statement of Work (DA)

9

Ongoing Maintenance and Management

1.11.	Software Support. Detailed Software Support Services terms for GridScape are found in Exhibit L of the Agreement.
1.12.	Application Hosting and Management
1.12.1.	General.***. CPS Energy will cooperate with reasonable requests that SSN makes as part of its efforts to respond to Incidents.
1.12.1.1.	System Changes. ***, SSN will follow the established *** as described below, or as the Parties otherwise agree.
1.12.2.	***. CPS Energy will promptly notify SSN’s Customer Support Team by telephone if CPS Energy experiences any ***.
1.12.3.	Maintenance by SSN; Back Office Maintenance Windows.***.
1.12.3.1.	Updates. SSN will provide and install, if applicable, Updates in accordance with Exhibit L of the Agreement.
1.12.4.	Fronthaul Connectivity. ***, each Party will pay ***. Any additional *** CPS Energy *** at CPS Energy’s ***.
1.12.5.	Backups and Restoration of Data. ***, SSN will *** by CPS Energy for ***. SSN will ***.
1.13.	Field Network and WAN Backhaul Monitoring and Management
1.13.1.	General. SSN will ***. ***, SSN will *** with CPS Energy as ***. CPS Energy will cooperate with reasonable requests that SSN makes as part of its efforts to respond to Incidents.
1.13.1.1.	SSN Responsibilities.
a.	***. ***.
b.	***. ***, or as the Parties otherwise agree.
1.13.1.2.	CPS Energy Responsibilities. CPS Energy will cooperate with reasonable requests that SSN makes as part of its efforts to respond to Incidents.
1.13.2.	Remote vs. In-Field Actions.
1.13.2.1.	SSN Responsibilities.
a.	***.
b.	***, at CPS Energy's *** and if SSN's *** at CPS Energy’s ***.
1.13.2.2.	CPS Energy Responsibilities.
a.	CPS Energy will perform all ***.
b.	CPS Energy will ***.
c.	*** for all ***.

Exhibit C-2: Statement of Work (DA)

10

1.13.3.	DA Endpoint Support. ***, SSN will initiate ***. SSN will *** with CPS Energy, as necessary.
1.13.4.	***. SSN will provide *** for the ***.
1.13.5.	WAN. CPS Energy will ***. If reasonably requested by SSN or as the Parties otherwise agree, CPS Energy will work directly with the ***.
1.13.6.	WAN Backhaul Circuit. Each Party will ***. CPS Energy will ***. If CPS Energy chooses to ***, CPS Energy will maintain that *** and SSN will monitor that ***. SSN and CPS Energy ***.
1.13.7.	***. SSN will ***.

General Provisions

A.

Any work required beyond the Deployment Period, is not included in this SOW. Any tasks beyond those stated in this SOW are considered outside of the scope of this SOW. Any change to any task, including any change to quantities or other parameters referenced in any task, may result in changes to pricing, based on SSN’s then-current list prices.

B.

Unless otherwise stated in this SOW, CPS Energy will provide SSN with at least *** Business Days’ advance written notice when requesting SSN resources, other than field engineers, during the duration of Field Network support Services, to be on-site.

C.

*** will always be addressed by SSN’s Customer Support Team ***, unless otherwise stated, SSN team members other than the Customer Support Team will be available during normal local business hours (9:00 am to 6:00 pm local time on Business Days) for that specific resource. For example, SSN team members in Redwood City, California are available during those hours Pacific Time, while SSN team members performing in-field assistance are available during those hours in CPS Energy's time zone. ***.

D.

***.  If CPS Energy ***, CPS Energy must notify SSN in writing no less than ***.  CPS Energy may *** to SSN. This timeline is meant to allow for proper transition of the work to CPS Energy. All transition services required that are not included as part of this SOW must be agreed to by the Parties in writing in advance.

E.	This SOW covers ***. None of SSN's obligations under any other SOW between CPS Energy and SSN apply to this SOW unless specified herein or in the Agreement.

CPS Energy		Silver Spring Networks, Inc.
By:	/s/ Cris Eugster	By:	/s/ Steve Ingram
Name:	Cris Eugster	Name:	Steve Ingram
Title:	Executive Vice President, Chief Generation and Strategy Officer	Title:	SVP Global Delivery
Date:	July 25, 2016	Date:	July 25, 2016

Exhibit C-2: Statement of Work (DA)

11

Attachment 1 to DA SOW

Logical Network Reference Design

This section provides the framework and deliverables for the Logical Network Reference Design.  The design has two sub-components:

1.	Logical Network ***: *** takes into consideration the ***.
2.	***: This document describes the ***.

*** between CPS Energy and the SSN ***.

At some time after this SOW is executed, a more detailed version of this Logical Network Reference Design will be completed, approved by the Parties, and appended to the SOW as the final Logical Network Reference Design.

A.	***

***

B.	***

*** is planned to operate in the following manner:

o	***
o	***
o	***
o	***
o	***
o	***

Exhibit C-2: Statement of Work (DA)

12

Execution Version

MASTER AGREEMENT
Exhibit “C-3” Statement of Work - DR SOW

SSN shall provide to CPS Energy the Services described herein.  In consideration for the Services described herein, CPS Energy will pay SSN the Fees set forth in Exhibit B of the Agreement.

Summary

To augment the existing DR program, CPS Energy anticipates the need for alternative Demand Response (DR) solutions such as the SSN HAN Communication Manager (HCM).  Pursuant to this SOW, Silver Spring ***.

CPS Energy has no plans, nor is it under any contractual obligation, to deploy in-home devices, nor is it under any contractual obligation to maintain and use the *** application once the HCM solution is fully tested and certified as meeting the specifications in this Agreement.

Equipment

There is no Demand Response Equipment contemplated under this SOW.  Upon CPS Energy’s request, SSN shall provide a list of third-party DR devices that SSN has qualified for use with ***, so that CPS Energy can procure such devices for HCM testing purposes.

Software

All Licensed Software identified in this SOW or in Exhibit N of the Agreement is hereby licensed to CPS Energy under the terms of the Agreement.

Services

Task 1 - Program Management

1.1	Project Management
1.1.1.	SSN Responsibilities.

SSN will provide the following Services for a *** period, with the period commencing upon the agreed to dates in the Project Schedule and documented as per the internal project management work release authorization process:

a.	***.
b.	***.
c.	***.
d.	***.

Exhibit C-3: Statement of Work (DR)

1

e.	***.
f.	***.
g.	***.

1.1.2.CPS Energy Responsibilities.

CPS Energy will perform each of the following tasks:

a.	***.
b.	***.
c.	***.
1.2	HAN Device Deployment for Testing ***
1.2.1	HAN Device Installation Preparation
1.2.1.1	SSN Responsibilities. SSN will perform each of the following tasks relating to the installation of HAN Devices during the Acceptance Testing period.
a.	***.
b.	***.
c.	***,
o	***
o	***
1.2.1.2	CPS Energy Responsibilities. CPS Energy will perform each of the following tasks:
a.	***.
b.	***.
c.	***.
d.	***.
e.	***.
1.2.2	Optional Services. In the event CPS Energy ***.

Task 2 - Application Deployment

2.1	Utility IQ ***.

2.1.1General.  ***. SSN will provide ***.

Exhibit C-3: Statement of Work (DR)

2

2.1.2	Planning and Design. ***.
2.1.2.1	CPS Energy will ensure that ***.
2.1.2.2	SSN will determine the ***. ***used by CPS Energy for this Project ***. CPS Energy shall ensure that such ***.
2.1.3	Security Planning.
2.1.3.1	***.
2.1.3.2	***.
2.1.3.3	CPS Energy will provide contact information for the person or department with whom SSN will communicate on security-related Incident.
2.1.4	Back Office Design.

***.

2.1.5	Setup of Back Office – ***
2.1.5.1	Joint Responsibilities.

***

2.1.5.2	Silver Spring Responsibilities.

SSN will perform each of the following tasks:

a.	***
b.	***
c.	***
2.1.5.3	CPS Energy Responsibility.

CPS Energy will perform the following task:

a.	***
2.1.6	Execution Phase
2.1.6.1	SSN Responsibilities.

SSN will perform each of the following tasks:

a.	***
b.	***.
c.	***.

Exhibit C-3: Statement of Work (DR)

3

d.	***.
e.	***.
f.	***.
g.	***.
2.1.6.2	CPS Energy Responsibilities.

CPS Energy will perform each of the following tasks:

a.	***.
b.	***.
2.1.7	Testing Phase – Acceptance Criteria
2.1.7.1	Joint Responsibilities.

SSN and CPS Energy will work together to perform each of the following tasks:

a.	***.
b.	***.
2.1.7.2	SSN Responsibilities.

SSN will perform each of the following tasks:

a.	***
b.	***
2.1.7.3	CPS Energy Responsibilities.

CPS Energy will perform each of the following tasks:

a.	***.
b.	***.
c.	***.
d.	***.
e.	***.
2.2	Application Training.
2.2.1

Pursuant to Exhibit O of the Agreement, SSN will provide training to CPS Energy's staff, to enable the staff to (a) understand key management and operational topics concerning the SSN’s technologies, and (b) train other CPS Energy employees in the use and management of SSN products.

Exhibit C-3: Statement of Work (DR)

4

2.2.2	SSN will provide information regarding prerequisite knowledge, experience and/or prior coursework for each course offered.
2.2.3	CPS Energy will provide SSN with a minimum of *** days’ written notice prior to scheduling any of these courses, which will be scheduled at a mutually convenient date and time.
2.3	Out of Scope
2.3.1	This SOW excludes the following out-of-scope tasks:
a.	***.
b.	***.
c.	***.
d.	***.

Task 3 Ongoing Maintenance and Management

3.1	Software Support. Software Support shall be provided by SSN to CPS Energy on the terms for Solution Services customers detailed in Exhibit L of the Agreement.
3.2	Application Hosting and Management
3.2.1

General. SSN will administer and monitor the ***  SSN will monitor the ***. *** CPS Energy as set forth in ***. CPS Energy will cooperate with reasonable requests that SSN makes as part of its efforts to respond to Incidents.

3.2.1.1	***. ***.
3.2.1.2	***. ***, SSN will follow the ***.
3.2.2	***. CPS Energy will promptly notify SSN’s *** if CPS Energy experiences any *** if CPS Energy ***, any CPS Energy system, ***.
3.2.3	***. ***, SSN will perform ***. Unless mutually agreed, ***.
3.2.3.1	Updates. SSN will provide and install, if applicable, Updates in accordance with Exhibit L of the Agreement.
3.2.4	Backups and Restoration of Data. ***.

General Provisions

A.	CPS Energy will continually work with SSN to make all processes as efficient as possible.
B.

Any work required beyond the Acceptance Testing period is not included in this SOW and is considered out of scope. Any change to any task, including any change to quantities or other parameters referenced in any task, may result in changes to pricing, based on SSN’s then-current price list.

C.	Unless otherwise stated in this SOW, CPS Energy will provide SSN with at least *** Days’ advance written notice when requesting SSN resources to be onsite.

Exhibit C-3: Statement of Work (DR)

5

D.

This SOW includes ***. ***. If CPS Energy ***. CPS Energy may *** to SSN. This timeline is meant to allow for proper transition of the work to CPS Energy. All transition services required that are not included as part of this SOW must be agreed to by the Parties in writing in advance.

E.	This SOW covers support of ***. None of SSN’s obligations under any other SOW between CPS Energy and SSN apply under this SOW unless specified herein or in the Agreement.

City Public Service Board d/b/a CPS Energy		Silver Spring Networks, Inc.

By:	/s/ Cris Eugster	By:	/s/ Steve Ingram

Name:	Cris Eugster	Name:	Steve Ingram

Title:	Executive Vice President, Chief Generation and Strategy Officer	Title:	SVP Global Delivery

Date:	July 25, 2016	Date:	July 25, 2016

Exhibit C-3: Statement of Work (DR)

6

Execution Version

MASTER AGREEMENT
Exhibit “C-4” Statement of Work – Business Release Support

Summary

CPS Energy is seeking additional support from SSN in the form of workshops where subject matter experts will be called into planning, design and scoping sessions for Business Releases 1-7 set forth below.  SSN shall provide such additional support to the extent included in the Fees set forth in Exhibit B.  CPS Energy may request, and upon such request SSN shall provide, any optional support contemplated in this SOW for the applicable fees set forth in Exhibit B (or, if not set forth therein, as mutually agreed by the Parties).  SSN has outlined the general topic, frequency and corresponding Business Release these workshops are expected to support.   ***.

Workshops– SSN will provide subject matter expertise for a period of up to *** days onsite or an amount of time mutually agreed by CPS Energy and SSN, at CPS Energy facilities in support of the following releases and topics.  The output of these workshops is anticipated to be in the form of a written recommendation on policy, practice and/or a change order for new scope of services and/or a product not currently part of the Agreement.  CPS Energy will be responsible for scheduling, facilitating and moderating the workshops.

Business Release	Workshop topic	# of Workshops
1	***	***
***
2	***	***
3	***	***
4	***	***
5	***	***
5	***	***
5	***	***
5	***	***
6	***	***
7	***	***

***

Subject Matter Expertise – SSN will provide support through subject matter experts (“SMEs”) for each Business Release throughout the Deployment Period.  SMEs involved will be specific to each Business Release.  By default, SMEs will be remote but can be onsite at CPS Energy at a mutually agreed time (plus travel expenses).  Personnel will be drawn from at least the following SSN departments:  ***.  Requests for assistance outside the workshop scope noted above in will be submitted to the SSN Engagement Manager as requested by CPS Energy and subject to availability of SSN personnel.

Exhibit C-4: Statement of Work (Business Release Support)

1

SSN has estimated the following level of effort which will be charged to CPS Energy on a “time and expenses” basis at the rates specified in Exhibit B-2.

Business Release	Days/mo	Months	Extended
1	***	***	***
2	***	***	***
3	***	***	***
4	***	***	***
5	***	***	***
6	***	***	***
7	***	***	***

	Total Estimated Days		420

The Fees for the preceding “SMEs Business Release (Remote Support)” Services is listed in the “Optional Services” provided under Section 7 of Exhibit B-2.

Legacy Port Off

1.	*** – ***.
a)	SSN Responsibilities. SSN will:
i.	***.
ii.	***.
iii.	***.
iv.	***.
v.	***.
vi.	***.
vii.	***.
viii.	***.
ix.	***.
x.	***.
xi.	***.
xii.	***.
xiii.	***.
xiv.	***.
xv.	***.

Exhibit C-4: Statement of Work (Business Release Support)

2

b)	CPS ENERGY Responsibilities. CPS Energy will:
i.	***
ii.	***
c)	Joint Responsibilities. SSN and CPS Energy will:
i.	***.
ii.	***.
2.	Legacy Port Off Execution.
a)	SSN Responsibilities. SSN will:
i.	***.
ii.	***.
iii.	***.
iv.	***.
b)	CPS Energy Responsibilities. CPS Energy will:
i.	***.
ii.	***.
3.	Legacy Port Off Validation and Ongoing Support.
a)	SSN Responsibilities. SSN will:
i.	***.

***.

4.	*** – ***
5.	Link Layer Enablement Preparation.
a)	SSN Responsibilities. SSN will:
i.	***.
ii.	***.
iii.	***.
iv.	***.
v.	***.
vi.	***.

Exhibit C-4: Statement of Work (Business Release Support)

3

vii.	***.
viii.	***.
ix.	***.
x.	***.
xi.	***.
xii.	***.
b)	CPS Energy Responsibilities. CPS Energy will:
i.	***.
ii.	***
c)	Joint Responsibilities. SSN and CPS Energy will:
i.	***.
ii.	***.
6.	Link Layer Enablement Execution.
a)	SSN Responsibilities. SSN will:
i.	***.
ii.	***.
iii.	***.
iv.	***.
b)	CPS Energy Responsibilities. CPS Energy will:
i.	***.
ii.	***.
7.	Link Layer Enablement Validation and Ongoing Support.
a)	SSN Responsibilities. SSN will:
i.	***.

***.

Exhibit C-4: Statement of Work (Business Release Support)

4

8.	Voltage Assessment

SSN will work with CPS Energy to develop a set of requirements and objectives for the voltage assessment Service. ***:

•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***

Typical Deliverables

•	***
•	***
a)	***:
a.	***
b.	***
c.	***
d.	***
b)	***:
a.	***
b.	***
c.	***
d.	***

***.

Exhibit C-4: Statement of Work (Business Release Support)

5

General Provisions

A.	CPS Energy will continually work with SSN to make all processes efficient.
B.

Any work required outside of the scope of Business Releases 1 through 7 is included in this SOW only to the extent stated in this SOW.  Any change to any task, including any change to quantities or other parameters referenced in any task, may result in changes to pricing and must be made in accordance with the General Terms and Conditions.

C.	Unless otherwise stated in this SOW, CPS Energy will provide SSN with at least *** advance written notice when requesting SSN resources to be on-site.
D.

This SOW includes Services through and including Business Releases 1 through 7. Ongoing support can be provided on a monthly basis beyond this period. If CPS Energy wishes to purchase such extended support for these tasks, CPS Energy must notify SSN in writing no less than *** prior to their scheduled completion. CPS Energy may terminate such extended support for these tasks upon no less than *** prior written notice to SSN. This timeline is meant to allow for proper transition of the work to CPS Energy. All transition services required that are not included as part of this SOW must be agreed to by the Parties in advance.

City Public Service Board d/b/a CPS Energy		Silver Spring Networks, Inc.

By:	/s/ Cris Eugster	By:	/s/ Steve Ingram
Name:	Cris Eugster	Name:	Steve Ingram
Title:	Executive Vice President, Chief Generation and Strategy Officer	Title:	SVP Global Delivery
Date:	July 25, 2016	Date:	July 25, 2016

Exhibit C-4: Statement of Work (Business Release Support)

6

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
3-11-2015 FINAL
****
***
***
Meter Device Requirements - Electric Scorecard
Electric Integrated Meter Requirements - L&G
1.1.1 General Specification
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

1.1.2 Communications
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

1.1.3 Diagnostics and Event Processing
	***	***	***	***	***
	***	***	***	***	***

1.1.4 Outage and Restoration Notifications
	***	***	***	***	***
	***	***	***	***	***

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

1.1.5 Over the Air Programmability
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

1.1.6 Configuration and Troubleshooting Tools
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

2

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

Electric Single-Phase Meters
1.2.1 Remote Disconnect/Reconnect
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

1.2.2 Interval Data
	***	***	***	***	***

1.2.3 Voltage and Power Quality Monitoring / Reporting
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

Electric Poly-Phase Meters
1.3.1 Interval Data
	***	***	***	***	***

1.3.2 Voltage and Power Quality Monitoring / Reporting
	***	***	***	***	***
	***	***	***	***	***

3

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

1.3.3 Options
	***	***	***	***	***

Electric Meter Requirements - GE
1.1.1 General Specification
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

4

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

1.1.2 Communications
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

1.1.3 Diagnostics and Event Processing
	***	***	***	***	***
	***	***	***	***	***

1.1.4 Outage and Restoration Notifications
	***	***	***	***	***
	***	***	***	***	***

1.1.5 Over the Air Programmability
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

5

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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1.1.6 Configuration and Troubleshooting Tools
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Electric Single-Phase Meters
1.2.1 Remote Disconnect/Reconnect
	***	***	***	***	***
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1.2.2 Interval Data
	***	***	***	***	***

1.2.3 Voltage and Power Quality Monitoring / Reporting
***

6

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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Electric Poly-Phase Meters
1.3.1 Interval Data
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1.3.2 Voltage and Power Quality Monitoring / Reporting
***
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

1.3.3 Options
	***	***	***	***	***

Electric Integrated Meter Requirements - Elster [Please refer to lines 671 through 757, below]
Meter Device Requirements - Residential Gas Scorecard
Gas Modules
2.1.1 General Specification
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2.2.1 Communications
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2.3.1 Data Storage
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2.4.1 Interval Data
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8

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

2.5.1 Diagnostics and Event Processing
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2.6.1 Over the Air Programmability
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2.7.1 Configuration and Troubleshooting Tools
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2.8.1 Battery
	***	***	***	***
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Meter Device Requirements - Commercial Gas Scorecard
Gas Modules
2.1.1 General Specification
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9

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

2.2.1 Communications
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2.3.1 Data Storage
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2.4.1 Interval Data
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2.5.1 Diagnostics and Event Processing
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2.6.1 Over the Air Programmability
	***	***	***	***
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10

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

2.7.1 Configuration and Troubleshooting Tools
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2.8.1 Battery
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

***
***
Electric Meter Requirements - Elster
1.1.1 General Specification
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1.1.2 Communications
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1.1.3 Diagnostics and Event Processing
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1.1.4 Outage and Restoration Notifications
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33

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

1.1.5 Over the Air Programmability
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1.1.6 Configuration and Troubleshooting Tools
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34

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment

Electric Single-Phase Meters
1.2.1 Remote Disconnect/Reconnect
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1.2.2 Interval Data
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Electric Poly-Phase Meters
1.3.1 Interval Data
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1.3.2 Voltage and Power Quality Monitoring / Reporting
***
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35

CPSE Device Requirements	CPSE Detailed Requirements	SSN Compliance	SSN Availability	SSN Module(s)	SSN Comment
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1.3.3 Options
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36

Execution Version

EXHIBIT E

SYSTEM ACCEPTANCE AND TEST PLAN METHODOLOGY

Part I: Acceptance Test Criteria - AMI

This Exhibit E contains the criteria for the Acceptance Testing described in Task 2.6.4 of Exhibit C-1.  This testing will be completed by SSN following the completion of Optimization of Customer’s initial deployment region of approximately *** Integrated Meters.

1.	Requirements and Assumptions. In addition to the requirements of such Task 2.6.4, the following requirements and assumptions apply to the Acceptance Tests:
1.1.	***.
1.2.	***.
1.3.	***.
1.4.	***.
1.5.	***.
1.6.	***.
1.7.	***.
2.	Test Criteria

As used in this chart, “Meter” means Integrated Meter, “AP” means Access Point, and “IMU” means Gas IMU.

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Exhibit E: System Acceptance and Test Plan Methodology

1

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Exhibit E: System Acceptance and Test Plan Methodology

2

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***	***	***	***	***
***	***	***	***	***

***	***	***	***	***	***
***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

***	***	***
***
***	***	***
***	***	***
***	***	***
***	***	***

***

Exhibit E: System Acceptance and Test Plan Methodology

3

This Exhibit E contains the *** will include two stages:

•	*** by SSN in conjunction with CPS Energy *** at CPS Energy’s ***.
•	*** will be performed by SSN at the *** with CPS Energy,***.

Except as otherwise agreed by the Parties in writing, the General Terms and Conditions ***.

Sample of Tests:  ***.  Tests shown below are samples ***.

Test	Name	Description
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***

This Exhibit E contains the ***.

1.	***. ***:
1.1.	***
1.2.	***.

Exhibit E: System Acceptance and Test Plan Methodology

4

2.	***

As used in this chart, ***.

***	***	***	***
***
***	***	***	***
***
***	***	***	***
***	***	***	***
***	***	***	***
***
***	***	***	***
***	***	***	***

***	***	***	***
***	***	***	***

[End]

Exhibit E: System Acceptance and Test Plan Methodology

5

Execution Version

Exhibit G

Material Supply Plan

Attached hereto is the Material Supply Plan as of the effective date of the Third Amended and Restated Master Agreement.

Overview and Process

The objective of the Material Supply Plan is to communicate HW procurement plans.

The Material Supply Plan:

•	specifies quantities of the materials to be ordered;
•	ensures that an appropriate quantity of materials is on hand in the Endpoint installer warehouse to ensure continuous deployment without excessive inventory; and
•	provides a transparent, iterative process for building a forecast of the materials required in support of the grid optimization program Integrated Meter and Gas IMU deployment plan.

The Material Supply Plan Process:

•	will follow a standard methodology that permits revision and iteration as increasing amounts of information are known;
•	will be based on the deployment plan as depicted in the Project Schedule;
•	will be subject to modification as part of the regularly scheduled deployment planning review process;
•	will be revised no less than quarterly, and more frequently as required; and
•	requires meetings to review the Material Supply Plan, with such meetings to occur at least quarterly, or monthly, as specified by the CPS Energy program team.

Material Supply Plan Approval:

•	requires that procurement authorization for approved orders be executed via the internal project management work release authorization process.

***

➣	***
➣	***

Exhibit G: Material Supply Plan

1

***

Exhibit G: Material Supply Plan

2

***

Exhibit G: Material Supply Plan

3

EXHIBIT H INTEGRATED METER PRICING AND SPECIFICATIONS
***
***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***				***	***	***	***		***
***				***	***	***	***		***

***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***		***	***
***	***	***	***	***		***	***
***	***	***	***	***		***	***
***	***	***	***	***		***	***
***	***	***	***	***		***	***

***	***	***	***	***		***	***
***
***	***	***	***	***		***	***
***	***	***	***	***		***	***
***	***	***	***	***		***	***
***	***	***	***	***		***	***
***				***

***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***				***	***	***	***		***

***.
***.
***.
***:
o	***
o	***
o	***
***.
***.

Execution Version

Exhibit I

Hiring Plan

1)	Timing of permanent personnel hiring for the ***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
2)	Classification of permanent personnel included in the Hiring Plan
•	***
•	***
•	***
•	***
3)	Standard Industrial Classification (SIC) Codes for permanent personnel included in the Hiring Plan:
•	***
•	***
4)	Average base salary for *** permanent personnel: $80,000.
5)	Temporary, Full-Time Project Employees

Project Personnel - Temporary, Full-Time Employees
	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

Exhibit I: Hiring Plan

1

EXHIBIT J

CHANGE ORDERS

1.0	Change Order Process

Attached hereto as Attachment 1 is the form of Change Order to which Section 5.5 of the General Terms and Conditions refers.

2.0	Pricing for Changes (Change Orders) and Additional Work

CPS Energy may request, and Silver Spring shall provide, proposals for Change Orders (additions and deletions) or for changes to the Project scope, which are, except as provided elsewhere in this Agreement, priced at a mutually agreed upon method by one or a combination of the following:

a.	Negotiated lump sums based upon a mutually agreed scope of services.
b.	Negotiated unit prices not already established in the Agreement at the time at which such request is made.
c.	T&M rates as set forth in Exhibit B, (Pricing & Execution Milestones). At CPS Energy’s discretion, Silver Spring shall provide a not-to-exceed value for work performed on a T&M basis.
d.	Monthly service fees for professional services.

Any amounts to be paid by Customer to SSN in respect of any such Change Order or change in Project scope shall be paid and invoiced in accordance with Section 9 of the General Terms and Conditions or, if not addressed therein, as mutually agreed by the Parties.

Attachments to Exhibit J

Attachment 1       Change Order Form

ATTACHMENT 1

CHANGE ORDER FORM

Exhibit J - Change Order Form
[SOW Name]

Description of Change:

To facilitate and accommodate changes to the scope of the SOW identified above, the parties agree to the following reflected below in the "Impact on Cost" section.

Impact on Project (Summary):	Current	Change	Revised Total
Impact on Cost:
Impact on Timeline:
Impact on Deliverables:
Impact on Payment Terms:

Approval:

Client Signature:	Date:
Print Name:	Title
Lingo Signature:	Date:
Print Name:	Title:

Impact on Cost (Detailed):

EXHIBIT K

FAILURE ANALYSIS REPORT

The product disposition and initial failure analysis includes a “3D” report (Disciplines 1 – 3 in the following template will be completed).

The final failure analysis report includes an “8D” report (Disciplines 1 – 8 in the following template will be completed).

Failure Analysis and Corrective Action Report
Background
Supplier/Process:	Date of Complaint:	Initiated by:
Part No:	Qty Rejected:	Date:
Part Description:	Qty Inspected:	SCAR#:

Discipline 1: Identify the Team Members/Departments (Company)
Name	Department

Discipline 2: Describe the Problems(s)/Defect(s) including Background

Discipline 3: Identify Immediate Containment Action(s)

Discipline 4: Identify Root Cause(s)

Discipline 5: Formulate and Verify Corrective Actions
	Owner	Completion Date

Discipline 6: Implement the Corrective Action(s) and Confirm Effectiveness

Discipline 7: Prevent the Problem in Similar Products/Processes
	Owner	Completion Date

Discipline 8: Obtain Quality Approval
Approved by:	Date:
Rejected by:	Date:
Reason for Rejection:

EXHIBIT L

SOFTWARE MAINTENANCE TERMS AND CONDITIONS

1. SUPPORT SERVICES. Silver Spring will provide Customer with the following services for the term for which Customer has purchased Solution Services, Software Support Services or Firmware Support Services, as applicable under this Agreement:

1.1. Access to Customer Support.  ***. The Customer Support Team will be available to provide the Services described in this Exhibit, ***.  Except as required for Priority 1 Incidents pursuant to Table 2 below, contact during Customer Support Team business hours may be made by telephone or email using the contact information provided in Table 1, or via a Silver Spring-provided ticketing system.

Table 1 – Customer Support Team Business Hours and Contact Information

Customer Location	Customer Support Team Business Hours	Email Support	Telephone Support
Australia/New Zealand	6 a.m. – 6 p.m. (Australian Eastern)	***	***
Brazil	9 a.m. – 6 p.m. (BRT)	***	***
Europe	9 a.m. – 9 p.m. (CET)	***	***
North America	5 a.m.– 6 p.m. (Pacific)	***	***
***

***.  Customer must centralize its interactions with Silver Spring's Customer Support Representatives by designating personnel who are authorized to contact Silver Spring for Software Support Services. Authorized representatives of Customer will be responsible for relaying information between Silver Spring and other members of Customer's support staff.

Silver Spring's Customer Support Team will respond to Incidents, Questions and Errors as described below. Unless otherwise mutually agreed on a case by case basis, Silver Spring’s Customer Support Representatives will be Customer’s primary point of contact.

1.2. Incidents and Questions.  ***. As a result of an Incident or Question ***, a *** from that point forward. Silver Spring’s *** will *** Incidents and Questions submitted ***. Silver Spring will *** within the *** below***. Customer will *** Silver Spring’s *** in connection with *** Silver Spring *** Exhibit L.

If Customer has ***, Silver Spring's *** will *** about *** and *** that Silver Spring *** under the ***.

Silver Spring shall ***. Unless Customer ***, Customer is ***.

1.3. Classification of Incidents and Questions. *** Customer ***, Customer will *** its ***. Silver Spring will ***, and *** will *** as soon as ***.

***

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***.

***.

***.

***.

1.4. Error Management. To the extent Silver Spring determines or suspects that the root cause of a reported Incident is an Error, Silver Spring will open a report (“Error Report”) and investigate and resolve the Error in accordance with Table 3 below.

1.5. Classification of Errors. When Silver Spring determines that the root cause of an Incident is an Error, it will classify the Error in accordance with the Severity Levels defined in Table 3. The Parties will resolve any disagreements about the Severity Level designation as soon as is reasonably practical.

***

***	***	***	*** Resolution
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

1.6. Support. Silver Spring will provide on-site support at a mutually agreed time, at Silver Spring’s then-current standard consulting rates, plus all travel, lodging and incidental expenses.

1.7. Remote Support. Silver Spring will *** Customer if Customer ***. *** Customer has ***, Customer will, *** Silver Spring *** to facilitate Silver Spring’s ability *** Customer ***. Any ***, or *** Customer ***.

1.8. Device History. If mutually agreed, Customer shall provide Silver Spring with a properly completed monthly report in a reasonable form provided by Silver Spring that addresses the history for all Integrated Meters and Equipment to distinguish between potential Software support Incidents and hardware issues.

1.9. Updates. *** SSN provides *** and at ***, Silver Spring shall, *** to Customer, ***, Updates, ***, and applicable ***. Upon delivery, Updates *** in this Exhibit L. Except as set forth in *** and ***, Silver Spring shall ***, *** Customer may request *** Silver Spring may provide *** and ***. Upon delivery to Customer, ***. Silver Spring will, *** Customer, install Updates *** in *** if Customer has ***. If Customer has ***, Silver Spring will provide Updates *** by Customer or, ***, by Silver Spring. Silver Spring ***.

1.10. Limits to Software Version Support. If Customer ***, Updates *** it is using, Silver Spring will *** for that *** for a ***: (a) the remainder *** or term ***, or (b) *** from the general availability date of the ***. For the purposes of ***, a *** includes a ***, and will be ***. Customer *** for the Fee specified in *** for purposes of ***. Silver Spring will *** Customer with a *** for each of (i) ***, (ii) ***, and (iii) ***.

1.11. Limits to Firmware Version Support. If Customer ***, Updates ***, Silver Spring will ***: (a) the remainder ***, or (b) *** from the general availability date of the ***. For the purposes of ***, a *** includes a ***, and will be ***. Customer *** for the fee specified in *** for purposes of ***. Silver Spring will *** Customer *** for each of (i) ***, (ii) ***, and (iii) ***.

1.12. Customer's Responsibilities. Customer is responsible for acting on and implementing the support solutions that Silver Spring recommends or provides, including work-arounds. In the event of an emergency Software or Firmware Patch Release, which addresses a critical Error that could have material impact, Customer shall implement the emergency patch in a timely manner as directed by Silver Spring.

Subject to ***, Silver Spring shall *** Customers’***. Customer may *** of *** if *** of a *** of Customer’s ***.

1.13 Breach of Data Security. Pursuant to ***, Silver Spring shall *** Customer *** Silver Spring’s *** of any *** Silver Spring’s data security that *** of any *** Customer. In such instance, in addition to Silver Spring’s ***, or ***, Silver Spring agrees to *** any *** or *** and to *** and *** the Customer in ***.

2. TERM AND TERMINATION. Support Services will commence on the initial Delivery Date of the UIQ Software and remain in full force and effect for an initial term (a) if Customer is purchasing Solution Services, in accordance with the Solution Services agreement term and (b) otherwise, ***, unless earlier terminated in accordance with the General Terms and Conditions. *** Customer ***.

[END]

NCC Group 1984-2006	USML Dep Ag Prem

Exhibit M

Escrow Agreement

Registration Agreement

NOTE: ONCE SIGNED BY THE PARTIES, THIS REGISTRATION AGREEMENT IS PART OF THE MULTI-LICENSEE DEPOSIT ACCOUNT SOFTWARE AGREEMENT ATTACHED HERETO.

Agreement between:

(1)	Silver Spring Networks. Inc. whose principal office is at (Licensor address) (“Licensor”);
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”): and
(3)	Licensee’s Name: CPS Energy whose principal office is at 145 Navarro, San Antonio, Texas 78205 (“Licensee”)

Agreement:

1.

This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit account software escrow agreement number 38105 and 41932 dated                                 (“Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s)                  dated               , both between Licensor and NCC Group.

2.

This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement, as amended herein.

3.

Licensee agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to NCC’s release of the Escrow Material to Licensee pursuant to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s negligence or intentional misconduct.

4.

Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee; provided that, solely as between Licensee and NCC Group and/or Licensor, Clause 15.2 is hereby deleted and replaced with the following:

15.2	This Agreement shall be governed and construed according to the laws of the state of Texas, excluding that body of law known as conflict of law.

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NCC Group 1984-2006	USML Dep Ag Prem

5.	Licensor and Licensee agree to compensate NCC Group for its services pursuant to this Registration Agreement according to the schedule following:

1	Annual Escrow Management Fee		$100%	Nil
2	Deposit Account Initial Fee		$100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter)	$	Nil	100%
4	Scheduled Update Fee (2nd and subsequent scheduled deposits in any one year, payable on completion of this Agreement and in advance of each anniversary thereafter)		$100%	Nil
5	Licensee Termination Fee	$	Nil	100%
6	Release Fee (plus NCC Group’s reasonable expenses)	$	Nil	100%

6.	This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.
7.

The Release Events for the undersigned Licensee are as follows: (All capitalized terms used in this Clause 7 but not defined in the Escrow Agreement or Deposit Agreement have the meanings set forth in the License Agreement.)

(i)	Licensor becomes a debtor under bankruptcy law and the License Agreement or the licenses granted under the License Agreement are rejected by Licensor (or its bankruptcy trustee) under bankruptcy law;
(ii)	A receiver, trustee, or similar officer is appointed for the business or property of Licensor;
(iii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Licensed Software in accordance with the terms of the License Agreement, including providing all applicable Services), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors;

(iv)	Any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within sixty (60) days;
(v)	Any similar or analogous proceedings or event to those in Clauses 7(i) to 7(iv) above occurs in respect of Licensor within any jurisdiction outside the United States;
(vi)

Licensee determines in good faith that Licensor has either (i) announced its cessation of Software Support Services for a Licensed Software version which Licensee is entitled to use under Section 1.10 of Exhibit L to the License Agreement; (ii) failed to meet the Service Level requirements for Severity Level 1 as set forth in Exhibit Q to the License Agreement (Performance Metrics and Service Level Agreements) for a period of thirty (30) days from the date the Error is classified in accordance with Exhibit L of the License Agreement, provided Licensee gives written notice of such determination to Licensor; or (iii) failed to or is unable to support and maintain the Licensed Software as required under the License Agreement for a period of at least fifteen (15) days (and such failure is a breach of a material provision of the Agreement);

(vii)

Licensor ceases business operations in the normal course and no successor assumes all of the terms of the License Agreement and the licenses granted hereunder within five (5) days following such event; or

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(viii)

The License Agreement is terminated for cause by Licensee pursuant to Section 17.2, 17.3, or 17.6 of the License Agreement. If it is later determined by a court of competent jurisdiction that the termination was wrongful, Licensor shall be entitled to the return or destruction of the applicable Escrow Material.

Signed for and on behalf of CPS Energy

Name:

Position:	(Authorized Signatory)

Date:

Signed for and on behalf of Silver Spring Networks, Inc.

Name:

Position:	(Authorized Signatory)

Date:

Signed for and on behalf of NCC GROUP, INC.

Name:

Position:	(Authorized Signatory)

Date:

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Multi Licensee Deposit Account

Software and Manufacturing Know How Escrow

Agreement

(Premium Solution)

Date	April 4, 2007
Licensor	Silver Spring Networks, Inc.
Agreement Number	38105 and 41932

Notice: The parties to this Agreement are obliged to inform NCC Group of any changes to the Software or in their circumstances (including change of name, principal office, contact details or change of owner of the intellectual property in the Software).

© NCC Group 1984-2006	USML Dep Ag Prem

Escrow Agreement Dated:

Between:

(1)	Silver Spring Networks, Inc. whose principal office is at (Licensoraddress) (“Licensor”); and
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731Technology Drive, Suite 880, San Jose, California 95110, USA (NCC Group”).

Background:

(A)	Licensee has been granted a license to use the Software which comprises computer programs.
(B)	Certain technical information and/or documentation relating to the Software is the confidential information and intellectual property of licensor or a third party.
(C)

Licensor acknowledges that in certain circumstances, such information and/or documentation would be required by Licensee in order for it to continue to exercise its rights under its License Agreement with the Licensor.

(D)

The parties therefore agree that such information and/or documentation should be placed with a trusted third party, NCC Group, so that such information and/or documentation can be released to Licensee should certain circumstances arise.

Agreement:

In consideration of the mutual undertakings and obligations contained in this Agreement, the parties agree that:

1	Definitions and Interpretation
1.1	In this Agreement the following terms shall have the following meanings:

“Agreement” means the terms and conditions of this multi licensee deposit account software escrow agreement set out below, including the Schedules and Appendices hereto,

“Confidential Information” means all technical and/or commercial information not in the public domain and which is designated in writing as confidential by any party.

“Deposit Account” means an account set up on the execution of a Deposit Account Agreement under which specific Escrow Material is deposited by the Licensor with NCC Group.

“Deposit Account Agreement” means an agreement in the form attached as Appendix l, for the setting up of a Deposit Account.

“Deposit form” means the form at Schedule 1 which is to be completed by Licensor and delivered to NCC Group with each deposit of the Escrow Material.

“Escrow Material” means the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to be delivered or deposited to comply with Clause 3 of this Agreement.

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“Full Verification” means the tests and processes forming NCC Group’s full verification service and/or such other tests and processes as may be agreed between the parties for the verification of the Escrow Material.

“Integrity Testing” means those tests and processes forming NCC Group’s integrity Testing service, in so for as they can be applied to the Escrow Material.

“Intellectual Property Rights” mean any copyright, patents, design patents, registered designs, design rights, utility models, trademarks, service marks, trade secrets, know how, database rights, moral rights, confidential information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country or jurisdiction together with all registrations, applications to register and rights to apply for registration of any of the aforementioned rights and any licenses of or in respect of such rights.

“License Agreement” means the agreement under which a licensee was granted a license to use the Software.

“Licensee” means any person, firm, company or other entity:

1.1.1	to whom a license to use the Software has been granted: and
1.1.2	whom Licensor has approved for registration under a Deposit Account Agreement; and
1.1.3

who has agreed to be bound by the terms and conditions of a Deposit Account Agreement by executing a completed Registration Agreement, forwarding the same to NCC Group and the receipt and registration of which has been acknowledged by NCC Group in writing to Licensor and Licensee:

and references in this Agreement to Licensee shall be to the relevant Licensee or Licensees given the context in which such reference is made.

“Letter of Intent” means the form completed by Licensor or Licensee containing the information to enable NCC Group to set up this Agreement, a Deposit Account Agreement or a Registration Agreement.

“Registration Agreement” means an agreement in the form set out in Appendix 2 to be signed by Licensor, NCC Group and any company wishing to be a party to a Deposit Account Agreement or Deposit Account Agreements, as a Licensee and, accordingly, to take the benefit or and be bound by the terms and conditions of the Agreement including payment obligations as may be defined in the Registration Agreement.

“Release Purposes” means the sole and limited purposes of understanding, maintaining, modifying and correcting the Software exclusively for and on behalf of Licensee together with such other purposes (if any) as are explicitly permitted under the License Agreement.

“Software” means the software together with any updates and upgrades thereto and new versions thereof Licensed to Licensee under the License Agreement details of which are set out in Schedule l of a Deposit Account Agreement. Software may be accompanied by technical specifications relating to hardware and firmware.

“Source Code” means the computer programming code of the Software in human readable form.

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1.2	This Agreement shall be interpreted in accordance with the following:
1.2.1	headings are for ease of reference only and shall not be taken into consideration in the interpretation of this Agreement;
1.2.2	all references to Clauses and Schedules are references to Clauses and Schedules of this Agreement; and
1.2.3	all references to a party or parties are references to a party or parties to this Agreement.
2	Deposit Accounts
2.1

Each time that the Licensor wishes to deposit different Escrow Material under the terms of this Agreement, the Licensor and NCC Group must execute a completed Deposit Account Agreement containing the details of the Escrow Material to be deposited in accordance with the obligations contained in Clause 3.

2.2	Each Signed Deposit Account Agreement shall be supplemental to and be governed by the terms of this Agreement.
2.3

For the avoidance of doubt, if the Escrow Material to be deposited is an update to or development of Escrow Material already deposited under an existing Deposit Account, the deposit of such Escrow Material shall not require a new Deposit Account and shall be deposited under the relevant existing Deposit Account.

3	Licensor’s Duties and Warranties
3.1	Licensor shall:
3.1.1	deliver a copy of the Escrow Material to NCC Group within 30 days of the date NCC Group receives on executed Deposit Account Agreement;
3.1.2

deliver an update or replacement copy of the Escrow Material to NCC Group within 30 days of a material update, error correction, enhancement, maintenance release or functional modification to the Software which results in an updated delivery of the object code version of the Software to Licensee;

3.1.3	ensure that each copy of the Escrow Material deposited with NCC Group comprises the Source Code of the latest version of the Software used by Licensee;
3.1.4

deliver to NCC Group an update or replacement copy of the Escrow Material within 30 days after the anniversary of the last delivery of the Escrow Material to ensure that the integrity of the Escrow Material media is maintained;

3.1.5	deliver with each deposit of the Escrow Material of Deposit form which includes the following information:
3.1.5.1

details of the deposit including the full name of the software (i.e. the original name as set out under Schedule l to the Deposit Account Agreement together with any new names given to the Software by Licensor), version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

3.1.5.2	password/encryption details required to access the Escrow Material;

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3. 1.6	deliver with each deposit of the Escrow Material the following technical information (where applicable):
3.1.6. l	documentation describing the procedures for building, compiling and installing the Software, including names and versions of the development tools;
3.1.6.2	Software design information (e.g. module names and functionality); and

3.1.6.3name and contact details of employees with knowledge of how to maintain and support the Escrow Material; and

3.1.7	deposit a detailed list of the suppliers of any third party software and tools required to access, install, build or compile or otherwise use the Escrow Material.
3.2	Licensor warrants to both NCC Group and Licensee at the time of each deposit of the Escrow Material with NCC Group that:
3.2.1	it has the full right, ability and authority to deposit the Escrow Material:
3.2.2

in entering into this Agreement and any Deposit Account Agreement and performing its obligations under such agreements, it is not in breach of any of its ongoing express or implied obligations to any third party(s); and

3.2.3

the Escrow Material deposited under Clause 3.1 contains all information in human-readable form and is on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain, modify and correct the Software.

4	Licensee’s Responsibilities and Undertakings
4.1	Licensee shall notify NCC Group of any change to the Software that necessitates a replacement deposit of the Escrow Material.
4.2	In the event that the Escrow Material is released under Clause 7, Licensee shall:
4.2.1	keep the Escrow Material confidential at all times;
4.2.2	use the Escrow Material only for the Release Purposes;
4.2.3

not disclose the Escrow Material to any person save such of Licensee’s employees or contractors who need to know the same for the Release Purposes. In the event that Escrow Material is disclosed to its employees or contractors, Licensee shall ensure that they are bound by the same confidentiality obligations as are contained in this Clause 4.2;

4.2.4	hold all media containing the Escrow Material in a safe and secure environment when not in use; and
4.2.5	forthwith destroy the Escrow Material should Licensee cease to be entitled to use the Software under the terms of the License Agreement.
5	NCC Group’s Duties
5.1	NCC Group shall:
5.1 .l	at all times during the term of this Agreement, retain the latest deposit of the Escrow Material in a safe and secure environment;

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5.1.2	notify Licensor and the relevant Licensee of the acceptance of any Registration Agreement: and
5. 1.3

Inform Licensor and Licensee of the receipt of any deposit of the Escrow Material by sending to both parties a copy of the Deposit Form and/or the integrity Testing report or Full Verification report (as the case may be) generated from the testing processes carried out under Clause 11.

5.2

In the event of failure by Licensor to deposit any Escrow Material with NCC Group, NCC Group shall not be responsible for procuring such deposit and may, at its sole discretion, notify the Licensor and Licensee of Licensor’s failure to deposit any Escrow Material.

5.3

NCC Group may appoint agents, contractors or sub-contractors as it deems fit to carry out the integrity Testing and the Full Verification processes. NCC Group shall ensure that any such agents, contractors and sub-contractors are bound by the same confidentiality obligations as are contained in Clause 9.

5.4	NCC Group has the right to make such copies of the Escrow Material as may be necessary solely for the purposes of this Agreement.
6	Payment
6.1

The parties shall pay NCC Group’s fees and charges as published from time to time or as otherwise agreed, in the proportions set out in the Letter of intent between the parties. NCC Group’s fees as published are exclusive of any applicable sales tax.

6.2

If NCC Group is required to perform any additional or extraordinary services as a result of being on escrow agent including intervention in any litigation or proceeding, NCC Group shall receive reasonable compensation for such services and be reimbursed for all costs incurred, including reasonable attorney’s fees.

6.3

NCC Group shall be entitled to review and vary its standard fees and charges for its services under this Agreement from time to time but no more than once a year and by no more than eight percent (8%) of the prior year’s fees and only upon 45 days written notice to the parties.

6.4

All invoices are payable within 45 days from the date of invoice. Interest shall accrue at the lesser of 1.5% per month or the maximum amount permitted by applicable law for any fees that are undisputed by the paying party and remain unpaid for more than 45 days past the due date of the applicable invoice.

6.5

In the event of a dispute made in good faith as to the amount of fees, the party responsible for payment agrees to remit payment on any undisputed amount(s) in accordance with Clause 6.1 above. In such circumstances, the interest on the fees shall not accrue as to any disputed amounts unless not paid within 30 days after such dispute has been resolved by the parties.

6.6	NCC Group shall have no obligations under this Agreement until the initial invoice has been paid in full.
7	Release Procedures
7.1

Subject to: (i) the remaining provisions of this Clause 7 and (ii) the receipt by NCC Group of the fees chargeable upon a release and any other fees and interest (if any) outstanding under this Agreement, NCC Group will release the Escrow Material to a duty authorized representative of Licensee if any of the events listed at clause 6 of the Registration Agreement (“Release Event(s)”) occur.

7.2

Licensee must notify NCC Group of the Release Event specified by delivering to NCC Group a notice in writing (“Notice”) declaring that such Release Event has occurred and specifying the Deposit Account(s) so affected, and setting out the facts and circumstances of the Release Event, that the License Agreement

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and any maintenance agreement, if relevant, for the Software was still valid and effective up to the occurrence of such Release Event and exhibiting such documentary evidence in support of the Notice as NCC Group shall reasonably require.

7.3	Upon receipt of a Notice from Licensee claiming that a Release Event has occurred:
7.3.1	NCC Group shall submit a copy of the Notice to Licensor (with a copy to the Licensee in order to acknowledge receipt of the Notice) by courier or other form of guaranteed delivery; and
7.3.2

unless within 14 calendar days after the date of dispatch of the Notice by NCC Group, NCC Group receives a counter-notice in writing from Licensor stating that in their view no such Release Event has occurred or, if appropriate, that the event or circumstance giving rise to the Release Event has been rectified as shown by documentation in support thereof,

NCC Group will release a copy of the Escrow Material to Licensee for its use for the Release Purposes.

7.4

Upon receipt of the counter-notice from Licensor under Clause 7.3.2, NCC Group shall send a copy of the counter-notice and any supporting evidence to Licensee (with a copy to Licensor in order to acknowledge receipt of the counter-notice) by courier or other form of guaranteed delivery.

7.5	Within 90 days of dispatch of the counter-notice by NCC Group, Licensee may give notice to NCC Group that they wish to invoke the dispute resolution procedure under Clause 8.
7.6

If, within 90 days of dispatch of the counter-notice by NCC Group to Licensee, NCC Group has not been informed by Licensee that they wish the dispute resolution procedure under Clause 8 to apply, the Notice submitted by Licensee will be deemed to be no longer valid and Licensee shall be deemed to have waived their right to release of the Escrow Material for the particular reason or event specified in the original Notice. In such circumstances, this Agreement shall continue in full force and effect.

8	Disputes
8.1

Upon receipt of Licensee’s notice requesting dispute resolution pursuant to Clause 7.5 above, NCC Group shall notify Licensor of the Licensee’s request for dispute resolution. Licensor and Licensee may submit their dispute to expedited nonbinding arbitration in Santa Clara County, California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed by the said rules. A copy of such decision shall be delivered immediately to Licensor, Licensee and NCC Group. To the extent Licensor and Licensee elect binding arbitration, the parties shall use their best efforts to commence the arbitration proceedings within 14 days following delivery of the counter-notice. Prior to the initiation of any binding arbitration procedure, the Licensor and Licensee shall use their commercially reasonable efforts to mutually agree upon (i) the maximum length of time of the arbitration from the date of notice of binding arbitration to the date of the arbitrator’s decision, (ii) the number of document requests (including subparts), (iii) the number of interrogatories (including subparts) on opposing parties, (iv) number of subpoena to third parties tor testimonial depositions (and the length of such depositions), and (v) all other discovery matters will be governed by the Federal Rules of Civil Procedure. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA Commercial Arbitration Rules shall apply. The arbitrator shall either be a retired jurist or engaged in the practice of law with no less than ten (10 years experience in the area of software licensing or commercial information systems contract disputes. No person may be appointed as an arbitrator unless he or she is independent of each party, is knowledgeable regarding the subject matter of the dispute. The sole question to be determined by the arbitrator shall be whether or not there existed a Release Event of the time Licensee delivered the Notice to NCC Group and whether the event or circumstance giving rise to the release event has been rectified.

8.2

If the arbitrator finds that a Release Event existed of the time of delivery of the Notice to NCC Group. NCC Group is hereby authorized to release and deliver the Escrow Material to the Licensee within 5

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working days of the decision being notified by the arbitrator to the parties. If the arbitrator finds to the contrary, then NCC Group shall not release the Escrow Material and shall continue to hold it in accordance with the terms of this Agreement.

8.3

The parties hereby agree that the costs and expenses of the arbitrator, the reasonable attorneys’ fees and costs incurred by the prevailing party in the arbitration and any costs incurred by NCC Group in the arbitration shall be paid by the non-prevailing party.

8.4

IN ANY LITIGATION ARISING FROM OR RELATED TO THIS AGREEMENT, THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT., OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CUSTOMER TO ENTER INTO THIS AGREEMENT.

9	Confidentiality
9 .l	The Escrow Material shall remain at all times the confidential and intellectual property of Licensor
9.2	In the event that NCC Group releases the Escrow Material to Licensee, Licensee shall be permitted to use the Escrow Material only for the Release Purposes.
9.3

Subject to Clause 9.4. NCC Group agrees to keep all Confidential information relating to the Escrow Material and/or the Software that comes into its possession or to its knowledge under this Agreement in strict confidence and secrecy. NCC Group further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and, unless the parties should agree otherwise in writing and subject to Clause 9.4, will not disclose or release it other than in accordance with the terms of this Agreement.

9.4

NCC Group may release the Escrow Material to the extent that it is required by applicable court order, judgment or decree provided that NCC Group has notified Licensor and Licensee prior to such required release, has given Licensor and/or Licensee an opportunity to contest (at their own expense) such required release, within the time parameters mandated by such applicable court order, judgment or decree. NCC Group is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments, decrees so entered or issued by any court, without the necessity of inquiring as to the validity of such order, judgment or decree, or the court’s underlying jurisdiction. Where NCC Group obeys or complies with any such order, judgment or decree, NCC Group shall not be liable to Licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

9.5	Any request by a Licensee under clause 11.3 for a Full Verification shall not be disclosed to any other Licensee(s).
10	Intellectual Properly Rights
10.1

The release of the Escrow Material Licensee will not act as an assignment of any intellectual Property Rights that Licensor or any third party possesses in the Escrow Material, However, upon deposit of the Escrow Material, the title to the media upon which the Escrow Material is deposited (“Media”) is transferred to NCC Group. Upon delivery of the Escrow Material back to Licensor, the title to the Media shall transfer back to the Licensor. If the Escrow Material is released to the Licensee, the title to the Media shall transfer to the Licensee.

10.2

The intellectual Property Rights in the integrity Testing report and any Full Verification report shall remain vested in NCC Group. Licensor and Licensee shall each be granted a non-exclusive right and

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license to use the integrity Testing report for the purposes of this Agreement and their own internal purposes only. Licensor and the party who commissioned the Full Verification shall each be granted a non-exclusive right and license to use the full Verification report for the purposes of this Agreement and their own internal purposes only.

11	Integrity Testing and Full Verification
11.1

NCC Group shall bear no obligation or responsibility to any party to this Agreement or person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionality or any other aspect of the Escrow Material received by NCC Group under this Agreement.

11.2	As soon as practicable after the Escrow Material has been deposited with NCC Group, NCC Group shall apply its Integrity Testing processes to the Escrow Material.
11.3

Any party to this Agreement shall be entitled to require NCC Group to carry out a Full Verification. Subject to Clause 11.4, NCC Group’s prevailing fees and charges for the Full Verification processes and all reasonable expenses incurred by NCC Group in carrying out the Full Verification processes shall be payable by the requesting party.

11.4

If the Escrow Material falls to satisfy NCC Group’s Full Verification tests as a result of being defective or incomplete in content, NCC Group’s fees, charges and expenses in relation to the Full Verification tests shall be paid by Licensor.

11.5

Should the Escrow Material deposited fail to satisfy NCC Group’s integrity Testing or Full Verification tests under Clauses 11.2 or 11.3, Licensor shall, within l4 days of the receipt of the notice of test failure from NCC Group, deposit such new, corrected or revised Escrow Material as shall be necessary to ensure its compliance with its warranties and obligations in Clause 3. If Licensor fails to make such deposit of the new, corrected or revised Escrow Material, NCC Group will issue a report to Licensee (with a copy to Licensor) detailing the problem with the Escrow Material as revealed by the relevant tests.

12	NCC Group’s Liability
12.1	Nothing in this Clause 12 excludes or limits the liability of NCC Group for its negligence or intentional misconduct.
12.2

Subject to Clause 12.1, no party shall be liable for any loss or damage caused to either Licensor or Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duty by such party, its employees, agents or sub-contractors and in such event such party’s total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance or this Agreement, shall not exceed the minimum dollar amounts of the insurance coverage required by Clause 15.13 except in the case where such liability relates to the indemnification protection afforded NCC Group by Licensor and any subject Licensee.

12.3	NCC Group shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Licensee to perform or comply with any provision of this Agreement.
12.4

NCC Group shall not be liable in any way to Licensor or Licensee for acting in accordance with the terms of this Agreement and specifically (without limitation) for acting upon any notice, written request, waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and in accordance with this Agreement.

12.5

Subject to Clause 11, NCC Group shall not be required to make any investigation into, and shall be entitled in good faith without incurring any liability to Licensor or Licensee to assume (without requesting

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evidence thereof) the validity, authenticity, veracity and due and authorized execution of any documents, written requests, waivers, consents, receipts, statutory declarations or notices received by it in respect of this Agreement.

13	Indemnity

Licensor agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement provided that Licensor shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s gross negligence or intentional misconduct or material breach of any contractual duly hereunder.

14	Term and termination
14.1	This Agreement and any Deposit Account Agreement shall continue until terminated in accordance with this Clause 14.
14.2

If Licensor or Licensee, as the case may be, fails to pay an invoice addressed to it for services under this Agreement and/or any Deposit Account Agreement within 45 days of its issue. NCC Group reserves the right to give that party written notice to pay the outstanding invoice within 30 days. If licensor has not paid its invoice by the expiry of the 30 day notice period, NCC Group will give Licensee(s) a period of 45 days to pay Licensor’s Invoice, If Licensor or Licensee (as appropriate) has not paid its invoice after being given notice in accordance with this Clause, NCC Group shall have the right to terminate this Agreement, the relevant Deposit Account Agreement or the registration of Licensee (as appropriate) without further notice. Any amounts owed by Licensor but paid by Licensee(s) will be recoverable by Licensee(s) direct from Licensor as a debt and, if requested. NCC Group shall provide appropriate documentation to assist in such recovery.

14.3

Upon termination of this Agreement and/or a Deposit Account Agreement in their entirety under the provisions of Clause 14.2, for 30 days from the date of termination NCC Group will make the Escrow Material available for collection by Licensor or its agents from the premises of NCC Group during office hours. After such 30 day period NCC Group will destroy the Escrow Material.

14.4

Notwithstanding any other provision of this Clause 14, NCC Group may resign as Escrow Agent hereunder and terminate this Agreement and/or a Deposit Account Agreement(s) by giving sixty (60) days written notice to Licensor and Licensee(s). In the event that this Agreement and/or a Deposit Account Agreement is terminated in its entirely, licensor and licensee(s) shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein. If a new custodian is not appointed within 14 days of delivery of such notice, Licensor or Licensee(s) shall be entitled to request the American Arbitration Association to appoint a suitable new custodian upon terms and conditions consistent with those in this Agreement. Such appointment shall be final and binding on Licensor and Licensee(s). If NCC Group is notified of the new custodian within the notice period. NCC Group will forthwith deliver the Escrow Material to the new custodian. If NCC Group is not notified of the new custodian within the notice period and this Agreement and/or a Deposit Account Agreement has been  terminated in its entirety, NCC Group will return the Escrow Material to Licensor.

14.5	Licensee may terminate any and all Deposit Account Agreements in respect of itself only at any time by giving sixty (60) days prior written notice to NCC Group.
14.6

If the License Agreement with a Licensee has expired or has been lawfully terminated, then Licensee shall endeavour to give notice to NCC Group within 14 days thereof to terminate its interest under the relevant Deposit Account Agreement(s), failing which, Licensor shall be entitled to give written notice to NCC Group to terminate the relevant licensee’s interests under the relevant Deposit Account Agreement(s). Upon receipt of such a notice from Licensor, NCC Group shall notify Licensee of

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licensor’s notice to terminate. Unless within 30 days of NCC Group giving such notice to Licensee, NCC Group receives a counter-notice from Licensee disputing the termination of the License Agreement, then Licensee shall be deemed to have consented to such termination and Licensee’s rights under the relevant Deposit Account Agreement shall immediately automatically terminate. Any disputes arising under this Clause shall be dealt with in accordance with the dispute resolution procedure in Clause 8. Upon termination of all registered Licensees under a Deposit Account Agreement under this Clause, NCC Group shall return the Escrow Material to Licensor.

14.7	Subject to Clause 14.6, Licensor may only terminate the interests of any Licensee under a Deposit Account Agreement with the written consent of that Licensee.
14.8	Subject to Clause 14.6, Licensor may only terminate this Agreement or a Deposit Account Agreement in its entirely with the written consent of all Licensees.
14.9	A Deposit Account Agreement shall automatically immediately terminate in respect of a Licensee upon release of the Escrow Material to that Licensee in accordance with Clause 7.
14.10

If this Agreement or a Deposit Account Agreement is superseded and replaced by a new agreement in respect of the Escrow Material, this Agreement and/or the relevant Deposit Account Agreement shall, upon the coming into force of the new agreement in respect of a Licensee, automatically terminate in respect of that Licensee. When this Agreement and/or a Deposit Account Agreement has been terminated in respect of all Licensees who are registered under it, it shall immediately terminate in its entirely. Licensor shall request NCC Group to either transfer the Escrow Material to the new agreement. If new material is deposited, upon its receipt, NCC Group shall, unless otherwise instructed, destroy the Escrow Material.

l4.11

The termination of this Agreement and/or a Deposit Account Agreement in respect of a Licensee shall be without prejudice to the continuation of this Agreement and/or the Deposit Account Agreement in respect of any other Licensees.

14.12

If any terminations of Licensees’ interests under this Agreement and/or a Deposit Account Agreement result in there being no Licensees registered under this Agreement and/or the Deposit Account Agreement, unless otherwise instructed by Licensor, this Agreement and/or the Deposit Account Agreement will continue and the Escrow Material will be retained by NCC Group pending registration of other Licensees.

14.13	The provisions of Clauses 1, 4.2, 6.9, 10, 11.1, 12, 13, 14.13 to 14.15 (inclusive) and 15 shall continue in full force after termination of this Agreement.
14.14

On and after termination of this Agreement and/or a Deposit Account Agreement, Licensor and/or Licensee(s) (as appropriate) shall remain liable to NCC Group for payment in full of any fees and interest which have become due but which have not been paid as at the date of termination.

l4.l5	The termination of this Agreement and/or a Deposit Account Agreement, however arising, shall be without prejudice to the rights accrued to the parties prior to termination.
15	General
15.1	Licensor and Licensee(s) shall notify NCC Group and each other, within 30 days of its occurrence, of any of the following:
15.1.1	a change of its name, principal office, contact address or other contact details; and
15.1.2	any material change in its circumstances that may affect the validity or operation of this Agreement or a Deposit Account Agreement.

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15.2	This Agreement shall be governed by and construed according to the laws of the state of California, excluding that body of law known as conflict of law.
15.3

This Agreement, the relevant Deposit Account Agreement together with, in respect of each Licensee, their Registration Agreement represents the whole agreement relating to the escrow arrangements between NCC Group, Licensor and that Licensee for the Software and shall supersede all prior agreements, discussions, arrangements, representations, negotiations and undertakings. In the event of any conflict between these documents, the terms of this Agreement shall prevail.

15.4

Unless the provisions of this Agreement otherwise provide, any notice or other communication required or permitted to be given or made in writing hereunder shall be validly given or made if delivered by hand or courier or if dispatched by certified or registered mall (airmail if overseas) addressed to the address specified for the parties in this Agreement or their Registration Agreement (or such other address as may be notified to the parties from time to time) or if sent by facsimile message to such facsimile number as has been notified to the parties from time to time and shall be deemed to have been received:

(i)	if delivered by hand or courier, one day following the time of delivery;
(ii)	if sent by certified or registered mail (airmail if overseas), 3 business days after posting (6 days if sent by airmail);
(iii)

if sent by facsimile, one day following the time of completion of the transmission of the facsimile with facsimile machine confirmation of transmission to the correct facsimile number of all pages of the notice.

15.5

Except where Licensor or Licensee merges, is acquired or has substantially all of its assets acquired and the new entity or acquirer agrees to assume all of their obligations and liabilities under this Agreement and the relevant Deposit Account Agreement, Licensor and Licensee shall not assign, transfer or subcontract this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

15.6

NCC Group shall not be entitled to transfer or assign this Agreement without the Prior written consent of Licensor and thereupon written notice to all Licensees, provided, however, that in the event of the acquisition of NCC Group, NCC Group shall be entitled to transfer or assign this Agreement in connection with such acquisition upon written notice to both Licensor and all licensees.

l 5.7	This Agreement shall be binding upon and survive for the benefit of the successors in title and permitted assigns of the parties.
15.8

if any provision of this Agreement is declared too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by law and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void, or unenforceable, if shall, to the extent of such illegality, invalidity or unenforceability, be. deemed severable and the remaining part of the provision and rest of the provisions of this Agreement shall continue in full force and effect.

15.9

Save as expressly provided in this Agreement, no amendment or variation of this Agreement or a Deposit Account Agreement shall be effective unless in writing and signed by a duly authorized representative of each of the parties to it.

15.10

The parties shall not be liable to each other or be deemed to be in breach of this Agreement by reason of any delay in performing, or failure to perform, any of their obligations under this Agreement if the delay or failure was for a reason beyond that party’s reasonable control (including, without limitation, fire, flood, explosion, epidemic, riot, civil commotion, any strike, lockout or other industrial action. act

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of God, war or warlike hostilities or threat of war, terrorist activities, accidental or malicious damage, or any prohibition or restriction by any governments or other legal authority which affects this Agreement and which is not in force on the date of this Agreement). A party claiming to be unable to perform its obligations under this Agreement (either on time or at all) in any of the circumstances set out above must notify the other parties of the nature and extent of the circumstances in question as soon as practicable. If such circumstances continue for more than six months, any of the other parties shall be entitled to terminate this Agreement by giving one month’s notice in writing.

15.11

No waiver by any party of any breach of any provisions of this Agreement shall be deemed to be a waiver of any subsequent or other breach and, subject to Clause 7.6, no failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof.

15.12

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

15.13

NCC Group shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage with an insurance carrier that is rated B+ or better by A.M. Best. NCC Group shall provide licensor and all licensees hereunder with a certificate of insurance evidencing such coverage. All certificates of insurance shall require that licensor and licensee be provided with no less than thirty (30) days advance written notice of cancellation of the staled coverage, and NCC Group shall request that its insurer use its best efforts to provide at least thirty (30) days advance written notification of such cancellation.

Type of Insurance	Coverage Amount	Type of Insurance	Coverage Amount
General Liability	$2,000,000 General Aggregate
General Liability	$1,000,000 Each Occurrence	Umbrella Coverage	$5,000,000 General Aggregate
Professional Liabilities	$1,000,000 Each Occurrence

Name:	***	ǀ	/s/ ***

Position:	Direct, Finance	ǀ	(Authorized Signatory)

Signed for and on behalf of NCC GROUP, INC.

Name:	***	ǀ	/s/ ***

Position:	General Manager	ǀ	(Authorized Signatory)

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Schedule 1 (Deposit Form)

ESCROW MATERIALS DEPOSIT FORM
Escrow Account Number:	[Agreement Number]
Product Name:	[Software Name]
Date:

DEPOSITOR DETAILSCompany Name:	Technical Contact:
Address:	Signature:
Position:
Telephone No:	Email Address:

MATERIAL DETAILS

Media Type (e.g. Disc, Tape etc.)	Number of media items	Name of Software	Version/Release

Hardcopy Documents (please supply details):
Softcopy Document (please give location on media, e.g. \ docs\build):
what Hardware was used to create the media deposit?
what Operating System was used?
what Backup Command/Software was used?
what Software Compression has been used?
what Encryption/Password Protection has been used?
In what Development Language is the source code written?
Approximate size of the data on the media in megabytes?
Provide details of any third party software required to access/compile the material.
Provide details of any additional build information.

The following information MUST be provided for NCC Group to accept the deposit of escrow material:

If this is your initial/first deposit, please fill in Section 1.

If this is your second or subsequent deposit (i.e. a replacement/update) please fill in Section 2.

SECTION 1:	Initial Deposit (First Deposit) - Is this a complete deposit?
* YES * NO if NO, please indicate when the rest of the deposit will be sent

SECTION 2:	Deposit Updates/Replacements - Is the deposit a complete replacement of any of the previous deposits?
* YES * NO
If YES, would you like the past deposit(s) to be:
* RETAINED * RETURNED * DESTROYED *For returns and destroys, please specify which deposit(s) this applies to by reference to the month and year of delivery to NCC Group
(Tick ‘ALL’ if all previous deposits): * All * SPECIFIC DEPOSIT(S):

Signature:	Date material received by
of Recipient:	NCC Group:

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Appendix 1

Template Deposit Account Agreement

Agreement dated:

Between:

(1)	Silver Spring Networks, Inc. whose principal office is at [Licensor address] (“Licensor”); and
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”)

Agreement:

In consideration of the mutual obligations and undertakings contained in the multi licensee deposit account software escrow agreement number              dated            (“Agreement”) between the Licensor and NCC Group, the parties to this agreement agree as follows:

1	This agreement is a Deposit Account Agreement (as defined in the Agreement).
2	This Deposit Account Agreement is supplemental to and governed by the terms and conditions of the Agreement.
3	This Deposit Account Agreement relates to the Escrow Material as defined in the Agreement and as described in Schedule 1below.
4	NCC Group’s fees are payable as set out in the Letter of Intent between the parties.

Signed for and on behalf of Silver Spring Networks, Inc.

Name:	ǀ

Position:	ǀ	(Authorized Signatory)

Date:	ǀ

Signed for and on behalf of NCC GROUP, INC.

Name:	ǀ

Position:	ǀ	(Authorized Signatory)

Date:	ǀ

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Appendix 2

Registration Agreement

NOTE: A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)	Silver Spring Networks, Inc. whose principal office is at [Licensor address] (“Licensor”);
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”); and

(3)	Licensee’s Name:
whose principal office is at

(“Licensee”);

Agreement:

1.

This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit  account software escrow agreement number 38105 and 41932 dated                                (“Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s)                         dated                 , both between Licensor and NCC Group.

2.

This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement.

3.

Licensee agrees to defend and indemnity NCC Group and to hold NCC Group harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s negligence or intentional misconduct.

4.

Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

Version 12.15.06	16
Agreement Number [ ]

© NCC Group 1984-2006	USML Dep Ag Prem

5.	Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

	DESCRIPTION	RATE	L ICENSOR	LICENSEE
1	Annual Escrow Management Fee		$100%	Nil
2	Deposit Account Initial Fee		$100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter)	$	Nil	100%
4	Scheduled Update Fee (2nd and subsequent scheduled deposits in any one year, payable on completion of this Agreement and in advance of each anniversary thereafter)		$100%	Nil
5	Licensee Termination Fee	$	Nil	100%
6	Release Fee (plus NCC Group’s reasonable expenses)	$	Nil	100%

6.	This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.
7.	The Release Events for the undersigned Licensee are as follows:
(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or relevant Deposit Account Agreement.
(ii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or
(iv)	Licensor takes any corporate action authorizing any of the foregoing; or
(v)	any similar or analogous proceedings or event to those in Clauses 7.1.1 to 7.1.3. above occurs in respect of Licensor within any jurisdiction outside the USA; or
(vi)	Licensor or any successor ceases to carry on its business or the part of its business which relates to the Software; or
(vii)

Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

Version 12.15.06	17
Agreement Number [ ]

© NCC Group 1984-2006	USML Dep Ag Prem

Signed for and on behalf of (Licensee name)

Name:	ǀ

Position:	ǀ	(Authorized Signatory)

Date:	ǀ

Signed for and on behalf of Silver Spring Networks, Inc.

Name:	ǀ

Position:	ǀ	(Authorized Signatory)

Date:	ǀ

Signed for and on behalf of NCC GROUP, INC.

Name:	ǀ

Position:	ǀ	(Authorized Signatory)

Date:	ǀ

Version 12.15.06	18
Agreement Number [ ]

Execution Version

Exhibit N

Hardware, Software and Environments LIST

Software Licensed under Exhibits C-1 and C-3

The following Software products/modules and operating environments are licensed to CPS Energy.

Software Tools:	☒ ***	☒ ***
	☒ ***	☒ ***
☒ ***

Environments: The Parties have checked the cell in Table 1 below for each environment where Silver Spring will install a particular Software product/module.  Silver Spring will provide SaaS as described in Task 4 of Exhibit C-1 for each environment for the term listed in Table 1 (or such longer term as may be established pursuant to the remaining terms of the Agreement). The term is further described in the next section of this Exhibit N.

Table 1:  Basic Setup Information for each UIQ Environment

Environments:	Software Products										Size of env’ts (# Meters)
	AMM	FWU	JMS	NEM	ODS	MPC	HCM[7]	COP[1]	Key Safe[2]	Node- Sim	Integrated Meters and Gas IMUs	Simulated Meters	Env’t / SaaS Services Term[4]
Production[5]	***	***	***	***	***	***		***	***		***		***
Disaster Recovery		☑ Check if obtaining; Disaster Recovery will mirror Production.											***
Development	***	***	***	***	***	***	***			***	***		***
QA6	***	***	***	***	***	***		***	***	***	***	***	***
Ops Sandbox	***	***	***	***	***	***				***	***		***
Disaster Recovery/ Full-Scale Test Env’t (FSTE)											See Note A	See Note A

Note A: *** will use same # of Integrated Meters as Production, and FSTE will use an equal # of simulated meters.

Note 1: In addition to software module, *** requires purchase of *** from Silver Spring.  In a SaaS implementation where NERC-CIP applies, the HSM for Production and Disaster Recovery will be housed at CPS Energy’s data center.

Note 2: In addition to software module, *** requires purchase of *** from Silver Spring.

Note 3: [Reserved]

Note 4: SSN shall begin Solution Services upon the commencement of the SaaS fees for each respective environment, and may be renewed or terminated by CPS Energy at the end of the term noted (see next section for fuller description).  The term below is noted with an estimated term (e.g., “est. 12” for a one-year term) for temporary environments.

Exhibit N: Hardware, Software and Environments List

1

Note 5: For the Production environment, the Parties have completed the table below. It is SSN’s responsibility to ensure that this environment can accommodate this information.

	Residential	C & I
Endpoints (%):	90	10
Interval Size (Minutes):	***	***
Number of days of online data retention (disk) stored in the UIQ database:	*** Days

Note 6: QA Environment will be sized by SSN to match Production for first twelve (12) months of the environment/Saas Services Term.  Thereafter the QA Environment will be reduced to *** meters through December 31, 2018

Note 7: Notes related to UIQ HCM

-	Proposed sizing and timing of HCM is as below. Availability timing is for planning purposes. Exact timing will be determined as coordinated between CPS Energy and SSN.

Application	Environment	Size = Number of Devices	Duration
UIQ HCM	DEVELOPMENT	***	Start date TBD[8], for 12 mos

Note 8: Start date will commence upon the agreed to dates in the Project Schedule and will be documented as per the internal project management work release authorization process.

For SaaS environments, Silver Spring may ***.

(SaaS) Environment Availability

An environment will be deemed available when CPS Energy confirms application reachability and access/authorization functionality for an environment listed in Table 1.  Upon such availability, Silver Spring will begin providing SaaS for that environment for the term listed in Table 1 and, consistent with Exhibit X and the General Terms and Conditions, Silver Spring will commence invoicing the monthly SaaS fees for such environment.

The durations provided in Table 1 are estimates. If CPS Energy intends for an environment to be temporary, the Parties will work cooperatively to finalize the date reasonably in advance.

Silver Spring reserves the right to reassign relevant Back Office equipment and staffing upon termination or expiration of SaaS for any environment(s).

Disaster Recovery:  Data replicated is maintained at near real time.  During periods of heavy activity, Disaster Recovery may be temporarily out of synch by minutes but will recover once the heavy processing activity subsides.

Exhibit N: Hardware, Software and Environments List

2

Software Licensed by CPS Energy under Exhibit C-2

The following Products and operating environments are licensed to CPS Energy.

Environments: The Parties have checked the cell in Table 1 below for a particular Product if Silver Spring is to install that Software module in the specified environment.  Silver Spring will provide application management services as described in Exhibit C-2, for each environment for the term listed in Table 1. The term is further described in the next section of this Exhibit N.

Table 1:  Basic Setup Information for Each GridScape Environment

Environments:	Software Product: GridScape	Size	Env’t / SaaS Services Term**
Production	✓	***	Start 2/1/14 for 60 mos
Development	✓	***	Start 1/1/14, for 62 mos
QA	✓	***	Start 2/1/14, for 60 mos
*	Numbers shown reflect the time Silver Spring requires to set up environments.
**

SaaS Services began upon the commencement of the SaaS fees for each respective environment, and may be renewed or terminated by CPS Energy at the end of the term noted (see next section for fuller description).  The term is noted with an estimated term (e.g., “est. 12” for a one-year term) for temporary environments.

Software Tools:	Quantity
Bridge Configurator	***
Communication Tester	***

Term of Application Management and DA Communication Network Management Services

An environment will be deemed available when CPS Energy confirms application reachability and access/authorization functionality in accordance with this Exhibit for an environment listed in Table 1.  Upon such availability, Silver Spring will provide application management services for that environment for the term listed in Table 1, and Silver Spring will commence invoicing the monthly fees consistent with Exhibit B and the General Terms and Conditions for such environment.

The term of Silver Spring’s DA Communication Network management services will begin, and Silver Spring will commence invoicing for DA Communication Network monitoring and management fees upon the availability of the first Bridge, Access Point or Relay in GridScape.  DA Communication Network management services will terminate at the same time that application management services terminate.

For each environment, the date listed for availability in Table 1 is a target, and the Parties will work cooperatively to finalize the date with reasonable notice. Upon the expiration of the term, the Parties will renew or terminate the Solution Services supporting that environment.

The termination date in Table 1 is an estimate. If CPS Energy intends for an environment to be temporary, the Parties will work cooperatively to finalize the termination date reasonably in advance.

Silver Spring reserves the right to reassign relevant Back Office equipment and staffing upon termination or expiration of application management services for any environment(s).

Exhibit N: Hardware, Software and Environments List

3

EXHIBIT O

TRAINING

Summary

Silver Spring will deliver the following training courses and bundles as requested by CPS Energy at mutually agreed upon dates and times.

Course	Delivery Options	Duration	Num. of Students	Price per Student	Extended Price
A La Carte Training Classes
***	ILT,VCT	1.5 days		***
***	ILT,VCT,WBT	.5 day		***
***	ILT	.5 day		***
***	ILT	1 hr		***
***	ILT	.5 day		***
***	ILT	1 day		***
***	ILT	1 day		***
***	ILT,VCT	2 hrs		***
***	ILT,VCT	2 hrs		***
***	ILT,VCT	2 hrs		***
***	ILT	1 day		***
***	ILT	2 hrs		***
***	ILT	.5 day		***
***	ILT	.5 day		***
***	ILT	1 day		***
***	ILT	1 day		***
***	ILT	2 days		***
***	ILT	5 days		***
***	ILT	.5 day		***

AMI Training Bundle		4 days		***
***

DA Training Bundle		2 days		***
***
Smart Home Training Bundle		1.5 days		***
***
Licensed Training Bundle		5.5 days		***
***

TOTAL

See Silver Spring’s Technical Education Catalog for more information about these classes.

Pricing Model

•	Training pricing is based on *** per student per training day, where 1 training day is equal to 8 training hours (including breaks and lunch).
•	For ILT and VCT, the minimum classroom size is 5 students, and the maximum classroom size is 12 students.

•	Training pricing does not differ by delivery method.
•	Training pricing does not include travel costs for the instructor nor the students. CPS Energy will reimburse Silver Spring all reasonable travel expenses for the instructor for ILT courses.
•	Half-day classes are priced as if they are a full day.
•	Open enrollment classes offered at the RWC Learning Center are also priced at *** per student per training day.
•	Training is non-discountable
•	Training facilities for ILT will be provided by the Customer
•	Training must be scheduled at least 30 days in advance for standard classes (listed above) and 60 days in advance for customized training
•	A cancellation fee based on a percentage of the training pricing (and associated non-refundable travel expenses) will apply for cancellations within 15 days of scheduled start date, as detailed below:
o	Cancellation within 15 days of scheduled start date results in a 25% cancellation fee
o	Cancellation within 7 days of scheduled start date results in a 50% cancellation fee

Customization

•	Most training requests for onsite courses can be customized
o	*** per hour for ILT and VCT
o	*** per hour for WBT

Delivery Methods

•	ILT = Instructor Led Training. Course material delivered by a live instructor in a classroom with the students.
•

VCT = Virtual Classroom Training. This is a live synchronous learning event where the instructor and the students are in various remote locations. The delivery is managed by the instructor using a web conference tool such as GlobalMeet. Live demo and limited labs are made available in most sessions.

•	WBT = Web Based Training. These are self-paced courses delivered via the internet and completed by the students at the students’ own pace. No instructors are involved in the actual delivery.

Execution Version

Exhibit Q

performance metrics and Service level agreements

EXHIBIT Q Performance Metrics and Service Level Agreements (SLA)
Reqmnt #	Group	Specification	Agreed Metrics	Credits? (Y/N)	If Y, see Credits tab reference	Notes

Performance Metrics
Reqmnt #	Group	Specification	Agreed Metrics	Credits? (Y/N)	If Y, see Credits tab reference	Notes
PM1	***	***	***	***
PM2	***	***	***	***
PM3	***	***	***	***
Service Level Agreements
Reqmnt #	Group	Specification	Agreed Metrics	Credits? (Y/N)	If Y, see Credits tab reference	Notes
SLA1	***	***	***	***	Table 1
SLA2	***	***	***	***	Table 1
SLA3	***	***	***	***
SLA4	***	***	***	***
SLA5	***	***	***	***
SLA6	***	***	***	***
SLA7	***	***	***	***

SLA8	***	***	***	***
SLA9	***	***	***	***
SLA12	***	***	***	***
SLA13	***	***	***	***
SLA14	***	***	***	***
SLA15	***	***	***	***	Table 3
SLA16	***	***	***	***	Table 2
SLA17	***	***	***	***	Table 2

SLA18	*** ***	***	***
SLA19	*** ***	***	***	Table 4	For all production environments

SLA Triggers and Reporting
***
***
***
***
***

Table 1 - SLA Values
***	***
***	***		***		***
	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***
	***		***		***

Table 2 - SLA Values
***	***
***	***		***		***		***		***
	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
	***		***		***		***		***

Table 3 - SLA Values
***	***
***	***	***	***
	***	***	***
	***	***	***
	***	***	***
	***		***

Table 4 - SLA Values
UIQ Availability	Monthly UIQ Availability SLA Values (aggregate in month)
Requirement SLA19			Daily UIQ Availability SLA Value
	***	***	***
	***	***	***
	***	***	***
	***	***	***
	***		***

Table 5 - SLA Values
***	***
***			***
	***	***
	***	***	***
	***	***	***
	***	***	***
	***	***	***

Table 6 - Service Credits
***
	***	***
***
	***	***
	***	***
	***	***
	***	***
	***	***

Service Credits/Incentives Notes

1

Without prejudice to any other right of Customer set forth in the General Terms and Conditions, if Silver Spring fails to meet more than one Service Level in a single measurement period, the sum of the corresponding Service Level credits will be credited to CPS Energy; provided however that in no event will the total amount of Service Level credits in a single month exceed *** of the total monthly recurring charges for all monthly production environment SaaS hosting fees.

2	In the event that multiple SLAs are impacted by a single root cause incident or problem, SSN's service credit will be calculated by using (***).
3	Aggregate number of Remote Connect and Disconnect requests must exceed *** for service credits to be applicable.
1.1	Business Service level Monitoring and Management
1.1.1	Service level Targets. Subject to the procedures described in the applicable SOW, Silver Spring will provide Service level agreements to CPS Energy as specified in this Exhibit.
1.1.2

Reporting. Without limiting the reporting obligations of SSN set forth in the General Terms and Conditions. Silver Spring will measure and report Service levels on a monthly basis, each calendar month, starting with the Service Level Triggers defined in this Exhibit.

1.1.3	Exclusions
1.1.3.1	Maintenance Windows and System Changes. Any downtime or outage associated with ***, will not be included in the calculation of the Service Levels.
1.1.3.2

Failures.  Silver Spring will not be liable for failure to meet applicable Service Levels to the extent any such failure is attributable solely to any one or more of the following causes (to the extent not caused by Silver Spring or any of its Subcontractors):

a.	***;
b.	***;
c.	***;

For On-Demand Read (SLA8) and On-Demand Remote Connect/Disconnect (SLA15):

For the purposes of calculating this Service Level,***.

Furthermore, on demand read requests (single or batched) targeted at an Integrated Meter which was ***, for those specific situations where CPS Energy utilizes ***.

Execution Version

Exhibit R – Master Project Schedule, AMI Milestones1

(Per Customer Integrated Master Schedule/WRAA Log) as of 3/17/2015

Milestone	Responsible Party	Target Completion Date	Billing Trigger
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

1 Note: All capitalized terms used herein but not defined in the Agreement have industry standard terms or, where applicable, are capitalized as headings.

Exhibit R: Master Project Schedule

1

Exhibit R – Master Project Schedule, DA Milestones

(Per CPSE Integrated Master Schedule/WRAA Log) as of 3/17/2015

Milestone	Responsible Party	Target Completion Date	Billing Trigger
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Exhibit R: Master Project Schedule

2

Exhibit R – Master Project Schedule, DR Milestones

(Per CPSE Integrated Master Schedule/WRAA Log) as of 3/17/2015

Milestone	Responsible Party	Target Completion Date	Billing Trigger
***	***	***	***

Note: Updates to AMI, DA and DR milestones may be subject to change from time to time upon the mutual agreement of the Parties.

Exhibit R: Master Project Schedule

3

Exhibit R – Master Project Schedule, Business Releases

*** [remainder of page and 3 additional pages redacted]

Exhibit R: Master Project Schedule

4

Execution Version

EXHIBIT S

NETWORK DESIGN BASIS

Introduction

Silver Spring (also referred to herein as “we” or “us”) is able to provide a solution for smart metering/smart grid requirements based on its RF mesh networking platform.  This solution is in widespread use throughout North America and Australia in a number of large scale deployments that employ up to several million Endpoints.

The relatively high power and meshing technology of the SSN platform significantly reduces the amount of network infrastructure required to support AMI and smart grid needs while at the same time providing a stable, scalable and reliable solution.

Design Scope and Inputs from CPS Energy

The following electric, gas, and DR devices were included in the initial network design provided as a part of the RFP process.

Meter Database, Geo-coded Locations	Number of records
Electric Meters	***
Gas Meters	***
Zigbee DR Devices	***

Note that these quantities were used for the network design and capacity planning purposes with information provided during the RFP process.  These quantities are included in this document as they most accurately portray the network design herein. SSN and CPS Energy expect there to be organic growth of the meter base in the years after the initial deployment. The design provided will support incremental increases in the number of meters deployed (gas and electric). Over time these increases may require additional devices to be added to provide the same level of performance or to extend into new territories. Nodes required to cover these scenarios are not included in this design.

Design Parameters

***.

***.

***.

***.

***.

Exhibit S: Network Design Basis

1

Design Considerations

***.

***.

***.

1.	***.
2.	***.
3.	***:
a.	***.
b.	***.
c.	***.
d.	***.
e.	***.

***.

***.

***.

***:

•	***
o	***
•	***
o	***
•	***
o	***

***.

•	***

***.

***.

***:

•	***
•	***

Exhibit S: Network Design Basis

2

Design Assumptions

The following assumptions were used to develop this preliminary network study:

#	Assumption
1	***.
2	***.
3	***.
4	***.
5	***.
6	***.

Design Process Overview

The following steps summarize the design process used for CPS Energy.

4.	***.
5.	***.
6.	***.
a.	***.
b.	***.
7.	Silver Spring used RF propagation software (RCComsite) to assure network coverage.
a.	***.
b.	***.
c.	***.
8.	.

Total Node Count

AMI and DR

The total network device count designed to handle AMI and DR traffic for the San Antonio service area is ***. The breakdown is presented below:

Design Phase	Access Points	Relays
AMI Only	***	***
AMI + DR (Note 1)	***	***

***.

***.

Exhibit S: Network Design Basis

3

***.

***.

***.

***

***.

	Master Bridges	Remote Bridges	Relays
DA	***	***	***

***.

***.

***.

***

***.

***.

***.

***.

***.

***.

***.

***:

•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•	***.
•

***. [Remainder of page redacted and 4 additional pages redacted]

Exhibit S: Network Design Basis

4

EXHIBIT T

SYSTEMS INTEGRATION / INTERFACE DIAGRAM SPECIFICATIONS

See attached.

*** [Remainder of page redacted and 1 additional page redacted]

EXHIBIT U

SECURITY FRAMEWORK AND REQUIREMENTS

Security Overview

From the start, Silver Spring recognized that the smart grid might be the target of malicious activity and understood the vulnerabilities presented by interconnecting millions of remote devices that have an expected operational life of 15 to 20 years. Consequently, the company has taken an architectural approach to security and embedded it throughout the hardware, software, and transactions running on the Smart Energy Platform. In addition, Silver Spring leverages standard IP-based security technologies, which have been developed collectively by the best security minds across the globe, proven to be highly scalable, and hardened over decades of worldwide use against a broad range of attacks.

***

Silver Spring Security Capabilities: Baseline vs. Optional Solutions

***

Silver Spring Security Capability	Why is this Important?	Baseline	w/ KeySafe	w/ COP
***	***	***	-	-
***	***	***	-	-
***	***	***
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***
***	***	***	-	-
***	***
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	-	-
***	***	***	***	-
***	***	***	-	-
***	***	-	***
***	***	-	***
***	***	-	***	***
***	***	-	-	***
***	***	-	-	***
***	***	-	***	-
***	***	-	-	***
***	***	-	-	***

Attestation to Security Standards

IETF RFC6272 is an Informational document published in the Internet Engineering Task Force IETF in response to a request in SGIP PAP01. It is intended as a catalog of IETF standards that are applicable to the Smart Grid.

Silver Spring’s technology is based on the Internet Protocol. Silver Spring implements many IETF standards including IP Security (IPSec), the User Datagram protocol (UDP), Transmission Control Protocol (TCP), Internet Protocol version 6 (IPv6), the Domain Name System (DNS), Simple Network Management Protocol (SNMP) and many other applicable IETF standards. Silver Spring complies by implementing selected standards from the list enumerated in RFC6277.

NEMA SGAMI 1 is the output of PAP0 and addresses secure meter and meter communications systems firmware upgrades. Silver Spring complies with the requirements specific to communications systems. Many of the requirements in NEMA SGAMI 1 relate to the meter rather than the communication systems,

NISTIR 7761, an output of PAP2, is a comprehensive set of requirements for wireless technologies that may be used in many different applications in the Smart Grid. Silver Spring complies with the Field Area Network (FAN)/Advanced Metering Interface (AMI) and Home Area Network (HAN) portions that are relevant to the Silver Spring solution.

SGIP 2011-0008-1 is an output of SGIP PAP18, which defines requirements for the transition from Smart Energy Profile (SEP) 1.0/1.1 to SEP 2.0. Silver Spring’s products are compliant with SEP1.0 and SEP1.1. Silver Spring plans a robust SEP2.0 Energy Services Interface implementation. Silver Spring is not planning to produce a Gateway product, so those requirements are not applicable. Silver Spring complies with the provisions applicable to communications systems, including the ESI transition requirements and the ability to change security credentials.

NISTIR 7628, Guidelines for Smart Grid Cyber Security, presents an analytical framework that organizations can use to develop effective cyber security strategies tailored to their particular combinations of Smart Grid-related characteristics, risks, and vulnerabilities. The guideline was developed as a consensus document by the Cyber Security Working Group (CSWG) of the Smart Grid Interoperability Panel (SGIP) with Silver Spring as one of the participants. Silver Spring has designed its system to address all the relevant cyber security problems and requirements analyzed in the publication, and adhere to the specified guidelines for technology, system, and ***.

CPS Energy Information Security Requirements:

I. Confidentiality and Secure Communications

(A) Confidentiality. All CPS Energy data must remain confidential.

(B) Secure Communications. All sensitive data labeled as such by CPS Energy must be exchanged between Silver Spring and CPS Energy through adequate and secure means acceptable to CPS Energy (email encryption, VPN, certified mail).

II. Electronic Access, Data Storage

(A) Data, Systems, Websites, and Security. Silver Spring will establish and maintain data security procedures and other safeguards against the destruction, corruption, loss or alteration of Confidential Information and prevent access, intrusion, alteration or other interference by any unauthorized third parties of the same that meet CPS Energy’s standards as stated in its Information Security policies and procedures. Silver Spring shall comply with any additional data security requirements as mutually agreed in writing by CPS Energy and Silver Spring, including those set forth in the General Terms and Conditions. Nothing in this Exhibit U shall be construed to limit any obligation of SSN or right of Customer under any other part of this Agreement, including the General Terms and Conditions.

(B) Internal Controls. Silver Spring shall maintain all data and Confidential Information on its internal network behind an appropriate protection barrier (“Firewall”) and within logically secure areas to ensure that CPS Energy data is protected from malicious or unauthorized access. Silver Spring shall maintain appropriate levels of internal controls for granting access to CPS Energy data used in performing the Services, to include the use of industry leading standards upon which CPS Energy and Silver Spring agree to allow limited and controlled access to Silver Spring’s internal network maintain for the website(s).

(C) Access From External Networks. No access from external networks, including the Internet, will be permitted unless strong authentication and encryption is used. Silver Spring shall maintain an access control list for all access to Silver Spring’s internal network from an external network and any Silver Spring servers exposed to the Internet that contain CPS Energy Confidential Information shall run on a hardened operation system. In addition, any Internet-facing server must have a demilitarized zone (“DMZ”) that sits between it and Silver Spring’s network. The DMZ must be separated by Firewalls at each border.

(D) CPS Energy’s Right to Audit and Review Security Controls. CPS Energy, at its option, shall have the right to review the security controls to determine if they are adequate to protect CPS Energy’s Confidential Information and may, at its discretion, recommend improvements of such security controls to prevent malicious or inappropriate access to CPS Energy data used to perform the Services. CPS Energy shall have ***.

II. Online or Network Access and Data Breach

(A) CPS Energy Systems, Software and Hardware. CPS Energy may provide Silver Spring access to CPS Energy’s Systems and network under the following terms and conditions. Without limiting SSN’s obligations or Customer’s rights under Section 10 of the General Terms and Conditions, Silver Spring shall take all appropriate security precautions to prevent malicious or unauthorized access to CPS Energy's systems including, but not limited to, the following actions:

(1) Internal Controls. Silver Spring must ensure appropriate levels of internal controls for granting access to CPS Energy’s data. Such internal controls must meet a minimum standard mutually agreed upon by CPS Energy and Silver Spring. Personnel with on-line access shall access information using only their personally assigned user IDs. Sharing of IDs is strictly prohibited. Silver Spring will disable/remove user accounts of personnel who leave employment or change functions within a mutually agreed upon timeframe.

(2) Action to Minimize Viruses and Corrupted Data. Silver Spring shall use all reasonable efforts to scan any material intended for electronic transmission in any format (i.e., e-mail, file transfer, diskette tape, etc.) for viruses and/or other malicious computer programs before transferring such material to CPS Energy.

(B) Breach of Data Security. For any data security breach incidents, Silver Spring shall notify CPS Energy promptly according to Section 21.18.1 of the General Terms and Conditions and take all other actions required under this Agreement.

The following security capabilities shall also implemented in the system. As used below, “AMI Meters” and “Meters” refer to Integrated Meters; “Networking Equipment” refers to Access Points and Relays.

No.	Category	Requirement Description
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No.	Category	Requirement Description
***	***	***
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***	***	***

Execution Version

Exhibit V-1

Endpoint Installation Requirements (AMI)

1.0	Summary:

This document sets forth CPS Energy’s requirements and SSN’s obligations with respect to installation related services for AMI Endpoints.  CPS Energy’s Project includes the following key objectives:

•	Safe deployment of all Equipment, Integrated Meters, Gas IMUs and associated devices with no lost-time injuries.
•

Provision of Services and deployment of Equipment, Integrated Meters, Gas IMUs and associated devices with quality and accuracy, with minimum errors, exceptions and re-work, and minimal impact to CPS Energy’s operating organization.

•	Adherence to and completion of all Project Management and Deployment Services in accordance with the Project Schedule.
•	Enhancement of CPS Energy’s and SSN’s public image throughout the Project.
•

Superior attention to customer satisfaction, including positive interactions with all customers, completion of deployment with minimal customer complaints, and zero complaints to the City Council, Mayor and City Manager.

•

Timely and complete route saturation for assigned Equipment, Integrated Meters, Gas IMUs and associated devices, with no non-automated/non-attempted Integrated Meters, Gas IMUs and associated devices left behind, so as to enable rapid conversion from manual to automated meter reading and billing.

•	Timely feedback on the operational status of all automated Integrated Meters, Gas IMUs and associated devices, and timely response to remedy problems uncovered therein.
2.0	Installation Related CPS Energy Requirements:
2.1	SSN shall perform, or cause a Subcontractor to perform, all duties of “installer” under this Exhibit V-1.
2.2	SSN shall provide turnkey Project Management and Deployment Services for AMI Endpoint devices.
2.3	SSN shall manage all field deployment Services in accordance with the Project Schedule, staffing and Project Plan and develop and manage the detailed route saturation plan.
2.4	SSN shall participate in Project planning and status meetings.
2.5	SSN shall provide ***
2.6	SSN shall provide ***.
2.7	SSN shall provide ***.
2.8	SSN shall provide ***.

Exhibit V-1: Endpoint Installation Requirements (AMI)

1

2.9	SSN shall implement a hiring plan that includes ***.
2.10

Safety Sensitive Work.  All employees assigned to work on CPS Energy’s Endpoints installation who are performing safety sensitive work (including, but not limited to, removal/installation of gas meter index or modules, atmospheric testing, and recognition of abnormal operating conditions) covered under Department of Transportation (“DOT”) requirements as set forth in Title 49 Code of Federal Regulations Part 199 and/or Part 382 also shall be subject to ***.

2.11

CPS Energy does not require SSN’s workforce to be subject to any collective bargaining agreement(s).  Prevailing wages are not required (e.g., Project is not subject to provisions of the Davis Bacon Act).

2.12	SSN shall hire SSN’s installation team and provide field supervision to oversee SSN’s installation team.
2.13	SSN shall provide warehouse and cross dock labor and services (e.g., meter staging, handling, scrapping, manage consumables, etc.)
2.14

SSN shall be solely responsible for SSN’s employees meeting the appropriate experience, qualifications and requirements for the specified Services.  Employees shall maintain the necessary proficiency to safely and accurately perform such Services on an ongoing basis and implement controls within SSN’s Work Order Management System (“WOMS”) so that Services are only assignable to workers currently qualified to perform Services.

2.15

SSN shall comply with appropriate safety procedures while performing all Services for CPS Energy, and shall adopt CPS Energy's minimum written safety standards (if more stringent than SSN’s), and reflect those in the SSN safety procedures, as the baseline requirements.

2.16	SSN shall manage and run employee training and safety programs.
2.17	SSN shall provide personal protective equipment, tools & equipment for all employees and provide appropriate identification, as agreed to with CPS Energy.
2.18	SSN shall perform ongoing field safety audits.
2.19	SSN shall manage field deployment quality and perform ongoing field quality audits.
2.20	SSN shall provide inventory management and tracking Services for all Integrated Meters, Gas IMUs and Equipment transferred by CPS Energy to SSN.
2.21	SSN shall provide ***.
2.22	SSN shall provide work management handheld devices, mobile phones, and data plans for handheld devices and phones.
2.23

SSN shall manage the work order data collection, data integrity validation and work order completion processes and provide daily scheduling of all Services. SSN shall provide daily up and down loading of data to and from handheld devices and/or mobile phones.  SSN shall transfer data to CPS Energy on a periodic basis, as agreed to with CPS Energy.  SSN shall manage work order data “exception” processing and associated investigations; CPS Energy will have CIS or MDMS update responsibility on “exceptions”.

2.24	SSN shall ***.
2.25	SSN shall ***.

Exhibit V-1: Endpoint Installation Requirements (AMI)

2

2.26	SSN shall implement ***.
2.27	SSN shall obtain and maintain ***.
2.28	SSN shall provide materials forecasts and coordinate with CPS Energy regarding the delivery of new Integrated Meters and Gas IMUs to meet Project requirements. SSN shall coordinate deliveries at ***.
2.29	SSN shall submit SSN’s proposed installation and inspection processes to CPS Energy for review with a reasonable opportunity to provide feedback prior to implementation.
2.30	SSN shall perform ***.
2.31	SSN shall provide a ***.
2.32	SSN shall perform ***.
2.33	SSN shall conduct a ***.
2.34

For older and currently non-bar coded gas meters that exist in the field, SSN shall install a gas sticker bar code label.  SSN shall include a verification step in the WOMS handheld work flow to capture this activity’s performance and verify that the new meter bar code is scanned. The following are the assumptions related to applying the bar code to old gas meters:

2.34.1

No drilling or tapping.  Bar code is assumed to be a sticker-type solution or a plastic or metal barcode that could be affixed with an adhesive and held into place with a piece of tape to give it time to set.

2.34.2	Bar codes will be pre-printed and issued to installers. Installer will make the choice to use any one of the pre-issued bar codes to affix to each gas meter.
2.34.3	Installer will do a quick “clean” on the meter surface to secure the best opportunity for bar code to properly adhere and remain affixed for the long term.
2.34.4	Installer will scan the new bar code during install to create an “association” with the gas meter, as linked via the installation work order.
2.34.5	The installation work flow will have edits to prompt the installer to perform these steps and not allow the work order to close unless this process is completed.
2.34.6	The completed installation work order record for each gas meter that is transacted to back to CPS Energy will contain the new gas bar code information.
2.35	SSN shall manage keys provided for access and manage seals, locking devices and barrel locking tools.
2.36	SSN shall provide data capture of normal GPS data accuracy ***.
2.37	As promptly as practicable, and in any event within 90 days (excluding Customer blackout days) following the first failed attempt to complete an installation, SSN shall provide ***.
2.38	SSN shall revisit and correct any problems found by audits.
2.39	SSN shall provide ***.

Exhibit V-1: Endpoint Installation Requirements (AMI)

3

2.40	SSN shall provide online access or a window view of a deployment dashboard, which includes key metrics on electric and gas installs, HAN installs, errors or issues, etc.
2.41	SSN shall provide periodic reporting of Project progress in accordance with the Project Schedule.
2.42	SSN shall provide periodic reporting of agreed to key performance indicators.
2.43	SSN shall provide periodic reporting of OSHA recordable injuries and motor vehicle incidents.
3.0	List of installation related services and resources provided by CPS Energy:
3.1	Provide rings and seals; provide barrel locking tools.
3.2	Perform new Integrated Meter and Gas IMU sample testing.
3.3	Perform removed meter “as-found” calibration testing.
3.4	Convert A-base meters to socket based meters. Convert/install K-base meters.
3.5	Convert high end ECAT (electronically corrected) gas meters to accommodate installation of Gas IMUs.
3.6	Perform repairs of bad order electric meter sockets in coordination with SSN; these will likely be CPS Energy supplied resources and/or contractors at CPS Energy’s expense.
3.7	Provide scrapping bins and/or containers delivered to the SSN warehouse; remove and replace when full.
3.8	Provide hazardous waste containers for batteries delivered to the central SSN warehouse; remove and replace when full.
3.9

Within thirty (30) days of the Effective Date of the Third Amended and Restated Master Agreement, Customer and SSN will work together to create a mutually agreed-upon deployment plan that ensures continuous work of SSN’s installer throughout the remaining duration of the project.

3.10	Meet with SSN weekly to review the status of the deployments and adjust the plan as needed to ensure continuous work is available.

4.0Installation Services Scope and Pricing Notes

4.1	SSN shall meet the following general Project requirements:
4.1.1	SSN agrees to abide by the requirements listed by CPS Energy in section 2.0 above, and shall perform all Services in a manner consistent with the objectives set forth in Section 1.0.
4.1.2	***.
4.1.3	***.
4.1.4	***.
4.1.5	***.
4.1.6	***.

Exhibit V-1: Endpoint Installation Requirements (AMI)

4

4.1.7	***.
4.1.8	***.
4.1.9	***.
4.1.10	***.
4.1.11	***.
4.2	Scope of Services, Integrated Meter Exchange
4.2.1

The installer assumes meter installation services for over *** will begin in 2013 and will be substantially completed within 48 months.  ***.  Pricing for such services will be provided upon request and agreed to in writing and signed by CPS Energy and SSN.

4.2.2	All new Integrated Meter installations are assumed to be in the same form and class as existing meter.
4.2.3

CPS Energy will provide a list of life support and critical load meters prior to the Project start date. SSN will not be held responsible for customer claims relating to life support or critical load meters where it was not notified in advance of a life support and critical load meter by CPS Energy.

4.2.4	CPS Energy will provide keys where meters are located behind locked gates.
4.2.5	Residential electric meter pricing assumes ***.
4.2.6	Pricing for the installation services assumes that ***.
4.2.7	Removed meters and meter materials will be stored at the installer’s facility for no more than *** before disposal.
4.2.8

End Customer contact information will be provided at least *** prior to the applicable deployment date and the installer will be allowed to contact End Customer to schedule installation appointments, if necessary. When integrated, the installer's WOMS will directly source this information from CPS Energy's SAP system.

4.3	Scope of Work, Gas Meter Retrofit
4.3.1	The installer assumes meter installation services for over *** will begin in 2013 and will be substantially completed within 48 months.
4.3.2	CPS Energy will be responsible for all gas meter exchanges. The installer further assumes that no more than *** will become RTU Endpoints due to age, damage, or other maintenance related issues.
4.3.3	The installer’s pricing does not include ***.
4.3.4	The unit price for installation does not include ***.
4.3.5	CPS Energy will provide keys and tools for the removal and replacement of locking devices, as needed.
4.3.6	CPS Energy will provide assistance with any unsafe situation upon notice by the installer.

Exhibit V-1: Endpoint Installation Requirements (AMI)

5

4.3.7	The installer will not be responsible for relighting of appliances or accounts.
4.3.8	Pricing does not include ***.
4.4	Call Center Support
4.4.1	General Requirements
4.4.1.1	All End Customer calls will initially be received by CPS Energy and will be transferred to the installer’s call center for installation related issues.
4.4.1.2	CPS Energy will provide all required materials and training required to enable this call center.
4.4.1.3	The installer is expected to handle all installation-schedule related phone calls.
4.4.1.4	SSN is responsible for scheduling of all customer appointments and follow-up calls as are required to perform and complete its installation services.
4.4.2	Not included; to be determined post Effective Date and may impact pricing
4.4.2.1	There is no direct integration assumed between the installer call center and CPS Energy’s SAP system.
4.4.2.2	Warm handoffs to or from CPS Energy call center
4.5	Pricing Notes
4.5.1	Price reflected in Exhibit B is based on a fuel price of ***.
4.5.2	Other Services
4.5.2.1	Pricing for ‘As Required or Incurred’ Services

Item	Pricing
Non AMI Service Call - Regular Business Hours	***
Non AMI Service Call - After Hours (for Emergencies or when CPS Energy instructed)	***
Gas Meter Barcoding: one-time fee	***
Gas Meter Barcoding: ongoing	***
Gas Meter Broken Screw Repair	***
4.5.3	Hours of operation are defined as:
4.5.3.1	Regular Business Hours >> 8:00 a.m. – 6 p.m., Mon-Fri. (excludes CPS Energy’s recognized holidays)
4.5.3.2	After-Hours >> All other times

Exhibit V-1: Endpoint Installation Requirements (AMI)

6

Execution Version

Exhibit V-2

Installation Requirements (DA)

1.0

Summary: This document captures the scope, terms and conditions for installation Services for network infrastructure, Bridges and antennas. SSN shall Perform, or cause a Subcontractor to perform, all duties of “installer” under this Exhibit V-2.

1.1	General Project Provisions
1.1.1	Pricing reflected in Exhibit B includes ***.
1.1.2	The installer shall audit ***. SSN and CPS Energy shall agree upon installation standards; all audits shall be conducted based upon those agreed-upon standards.
1.1.3	The installer’s pricing includes ***.
1.1.4	The installer shall store approximately *** of new Equipment inventory at any given time.
1.1.5	The installer shall continuously perform the installation of the Equipment, and there will be no work stoppages other than CPS Energy designated holidays and weather days.
1.1.6	The pricing is based on ***; however, SSN reserves the right ***. Such changes to work hours shall be as mutually agreed to between SSN and ***.
1.1.7

If the technician is required to wait for a CPS Energy employee to arrive due to tampering or an unsafe condition, the response time under normal conditions will not exceed ***. Should the installer be required to stay beyond this time, the installer will be ***.

1.1.8

The installer shall meet all qualifications required to complete the Services, including following appropriate safety and operating procedures.  For certain work (DA) the installer will be chosen from a pre-approved list of Subcontractors provided by CPS Energy.

1.2	Scope of Work, AMI Network Infrastructure (***) Installation and *** on Poles
1.2.1

The network Equipment installation Services will begin in 2013. For ***, the work will be substantially completed by December 2014. For ongoing installation of *** installed in field ***, the work will be substantially completed within 60 months.

1.2.2	All installation sites will be pre-determined.
1.2.3	The installer will have permission to access all pre-determined installation sites; CPS Energy may escort the installer to such sites.
1.2.4	The installer will refer to standard installation guides for type of installation (i.e. pole mount, substation, street light) and not blueprints or drawings.
1.2.5	The installer shall ground the installed device to an existing ground.
1.2.6	The price reflected in Exhibit B does not include ***.
1.2.7	The light arms will be provided by CPS Energy.

Exhibit V-2: Installation Requirements (DA)

1

1.2.8	The pre-assembled infrastructure node and light arm will be mounted to an existing CPS Energy pole *** above ground level.
1.2.9	The installer shall make the transformer power tap.
1.2.10	All installation sites will be outdoors and easily accessible by a bucket truck.
1.2.11	The *** shall be mounted in an existing enclosure with an antenna mounted *** above the ground on a provided stand-off arm.
1.2.12	No permit fees are required for individual network equipment install locations.
1.2.13	The installer’s pricing reflected in Exhibit B does not include ***.
1.2.14	The installer’s pricing reflected in Exhibit B does not include ***.
1.2.15	Pricing reflected in Exhibit B is for new installation Services only during a single mobilization.
1.3	Scope of Work, Antenna Installations at CPS Tower Sites
1.3.1	The *** antennas shall be installed at various heights below *** on CPS Energy tower assets and shall mount the appropriate radios.
1.3.2	Either of the following shall be installed in the substations: ***
1.3.3	Labor to pick up materials and transport to the CPS Energy tower location is ***.
1.3.4	Antenna mounting will be per standards to which SSN and CPS Energy agree.
1.3.5	Installer shall properly install 1/2" stainless steel banding down the monopole with hanger attachments and install ***.
1.3.6	The installer shall install top and bottom N-type connectors with connections that are weather sealed.
1.3.7	The installer shall supply and install ***.
1.3.8	The installer shall unpack *** as required and install the new radio on the shelf with related N ***, as required.
1.3.9	The installer shall terminate and connect cables after sweep testing the line.
1.4	Pricing Notes
1.4.1	Price reflected in Exhibit B is based on a fuel price of ***.
1.5	Hours of operation are defined as:
1.5.1	Regular Business Hours: 8:00 a.m. – 6 p.m., Mon– Fri. (excludes public holidays)
1.5.2	After-Hours: All other times

Exhibit V-2: Installation Requirements (DA)

2

Execution Version

Exhibit V-3 – Deployment Forecast

***

Note 1: Forecast assumes a variance of +/- five (5) percent

Note 2: SSN will provide quarterly forecast updates

EXHIBIT W

CUSTOMER ENGAGEMENT, CONSUMER MARKETING AND CUSTOMER OUTREACH

This Exhibit W sets forth the terms under which SSN will provide consulting and marketing services to CPS Energy in connection with the Project. The consulting services will consist of the development by SSN of a comprehensive consumer education and engagement program in CPS Energy’s service territory and will include general strategic consulting and educational programming services.

OVERVIEW

SSN is honored to enter into a partnership with CPS Energy on a 4-year smart grid consumer engagement consulting project. The scope of this SOW addresses the consulting and marketing services to be provided by SSN in the development and execution of CPS Energy’s consumer education and engagement plan. SSN views its utility customers not as clients but as close partners. Throughout our collaboration, SSN will work side-by-side with CPS Energy to develop the CPS Energy consumer education and marketing plan. SSN will also provide a Smart Energy curriculum program and build a network of smart grid advocates, including parents and religious leaders that will support the New Energy Economy of San Antonio.

1.	Marketing Consulting Services

SSN will work closely with CPS Energy on the development of the consumer education and marketing plan, by providing strategic consulting services. Specifically, SSN will provide best practices, lessons learned and new ideas for CPS Energy to include in its marketing plan. SSN has front-loaded the services in this proposal, as a majority of the work will be done at the beginning of the project. Years 2-4 include quarterly as well as a yearly review and modifications to the plan as well as strategic consulting.

Working Logistics

•

The SSN team will work on-site with CPS Energy to help kick off the project and to do knowledge transfer. SSN will participate in a 2-day kick-off work session, and up to three full days of planning per year for subsequent review/planning.

•	Silver Spring project team will be based in Redwood City
•

Joint problem solving and brainstorming sessions (2 hours in length) with core CPS Energy marketing team and SSN project team will be scheduled twice a week to work through execution details during plan development and until deployment begins.

•	During plan refinement and marketing materials development, SSN will provide review and feedback based on its experiences with other utility partners
•	SSN will participate on-site for the 4 planned local events
2.	Smart Energy Future High School Curriculum

SSN has developed a comprehensive high school education program called A Smart Energy Future (ASEF) that is designed to help close the consumer knowledge gap about the importance of energy efficiency. The curriculum is presented in two units and sets out to achieve the following goals:

•	Engage students in learning how the smart grid can be beneficial to them and their communities.
•

Engage parents in understanding the benefits of the smart grid through their children’s homework and via PSAs. PSA development is part of the curriculum and homework assignments and are produced by the students.

•	Enable students to see how the smart grid presents career and professional opportunities in a fast growing, technical industry, and puts them on the cutting edge of worldwide energy transformation.
•	Show school teachers how they can connect their course work to real world issues that impact everyone’s daily life: how we use and consume energy.

SSN will work with CPS Energy to identify schools in CPS Energy’s service territory, focusing on institutions that have robust environmental or career programs. SSN will work closely with teachers and schools to create a speaker agenda that brings CPS Energy leaders into the classroom. SSN will also plan press events and invite members of the local media to see the smart grid curriculum in action at participating schools. SSN will work with CPS Energy to develop press releases, media alerts, and news stories about CPS Energy’s commitment to educating the next generation of students about the smart grid. SSN will also conduct a 1 day training class for teachers on the curriculum and the CPS Energy project.

3.	Network of Smart Grid Advocates

SSN has established a strong strategic network of advocates consisting of energy consumers and national leaders in environmental advocacy. SSN is harnessing the influence of these trusted audiences –the interfaith community, moms and nonprofit environmental organizations – to help advance the conversation about the smart grid. Together, these consumer audiences comprise a unique and vital stakeholder group that is supporting and amplifying the smart grid message in an impactful way.

Community Outreach Program

While it may seem an unlikely champion to evangelize smart grid technology, the inner city and interfaith communities are both powerful and underutilized.

SSN, in close collaboration with CPS Energy, will engage directly with our networks of advocates to support the smart grid rollout in San Antonio. SSN will work with San Antonio faith-based groups and other inner city organizations to raise awareness about the smart grid and local smart meter deployments among their members.

Influential Moms

Moms today are on the cutting edge of technology and are constantly seeking new tools to help them carry out their duties more efficiently and effectively in the home. A 2010 Forbes study found that 61% of women influence household technology buying decisions, and that nearly half want more green choices. SSN has a long-standing partnership with Mom Central, a national social media and blog network that engages influential moms to become brand ambassadors and evangelists for leading products and services.

Working closely with CPS Energy, SSN will design and host influencer events that introduce the smart grid to San Antonio moms by focusing on the way they use and consume electricity and what it means for the environment, the economy and their lives. SSN will invite local moms who are active both online and in their communities to join CPS Energy and SSN at a local venue. SSN will have an opportunity to present information on CPS Energy’s local smart grid roll out, respond to questions posed by moms and conduct demonstrations of the technologies that are being deployed. SSN will work with Mom Central to ensure that the resulting social media posts and blog articles are positive and well-informed, focus on our key messages and showcase the important benefits that all of San Antonio can experience from the smart grid.

OWNERSHIP OF DELIVERABLES

While this is a collaborative partnership in which CPS Energy will have a significant role, ownership of program deliverables will, subject to the General Terms and Conditions, vary depending on the third party partners.

Execution Version

Exhibit X

Solution ***

Item	Expected Delivery Date	Scope
***	***	*** • *** • *** *** • ***
***	***	***
***	***	***
***	*** ***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Exhibit X: Solution Roadmap

1

Execution Version

EXHIBIT Y

RMA PROCESS

SSN completes RMA Form, submits to L+G Product Service Center
L+G Product Service Center reviews for completeness
Is RMA Form Complete?
YES
NO
L+G assigns RMA Number, returns RMA Form to CPS via email
SSN completes RMA Form and resubmits to L+G Product Service Center
L+G requests CPS to complete RMA Form with missing information
SSN inserts copy of completed RMA Form with shipment, ships to L+G
L+G Product Service Center receives shipment, verifies contents against RMA, and enters into system
L+G performs First Level Diagnosis of Meter and NIC (Comm Card)
Are units under warranty?
NO
B
YES
A

B
Meter Nonconformity Found
No Defect Found
NIC Nonconformity Found
L+G Product Service Center contacts CPS with solution, cost and lead time for repair
L+G Product Service Center contacts CPS with findings
L+G Product Service Center contacts CPS with findings
L+G returns Integrated Meter to CPS or disposes of Integrated Meter
YES
NIC Stock
NO
YES
Does CPS agree to charges
Draw replacement NIC seed Stock, return defective NIC to SSN for replacement
Return NIC to SSN, move meter to hold status
Instruct CPS to send Purchase Order for repair
New NIC received from SSN
NO
L&G replaces NIC tests Integrated Meter
When CPS PO received, complete repair and test
Scrap or return to CPS
RETURN
L&G returns Integrated Meter to CPS
Return to CPS
SCRAP
Coordinate efforts with scrap dept.

RMA Warranty Process

a.

Silver Spring will contact Customer’s Third-Party Meter Provider to obtain a return material authorization (RMA) number for any Third-Party Integrated Meters as to which Customer or Silver Spring believes a Third-Party Integrated Meter Failure has occurred. Upon receipt of the RMA number, Silver Spring will ship the Third-Party Integrated Meters requiring repair to such Third-Party Meter Provider’s designated repair, replacement, and upgrade service center or, if Customer so directs, make such Third-Party Integrated Meters available for pickup by Customer’s Third-Party Meter Provider.

b.

Customer’s Third-Party Meter Provider will provide to Customer, within *** of receiving the returned Third-Party Integrated Meters, electronic notification of receipt of the Third-Party Integrated Meters.

c.	Customer’s Third-Party Meter Provider will provide to Customer within *** of receiving the Third-Party Integrated Meters ***.
d.

In the event that Silver Spring and Customer’s Third-Party Meter Provider do not, ***, resolve (i) a dispute as to the root cause of ***, or (ii) a dispute as to the appropriate way to remedy such ***, (including a dispute as to which party, as between Silver Spring and ***, then *** shall, upon Silver Spring’s request, ***.

e.

Within two *** from electronic receipt of the initial disposition sent by Customer’s Third-Party Meter Provider to Silver Spring, Silver Spring will provide to ***.  *** (i) concludes that the *** or otherwise caused the applicable ***, or (ii) determines that the interaction of the ***, and SSN, *** agree that such *** should be attributed to the ***, then Silver Spring will ***.

f.

Customer’s Third-Party Meter Provider will use the same installation and testing process, and will meet the same standards, for NIC installation as Customer’s Third-Party Meter Provider used in performing initial installation of new NICs into new electricity metering endpoints.

g.

Silver Spring will provide Customer’s Third-Party Meter Provider with necessary tools and processes as are required for Customer’s Third-Party Meter Provider to perform necessary diagnostics to determine if the existing NIC, or its subsequent replacement, is properly functioning.

h.	The testing charges and the NIC replacement charges contemplated by Section 13.14.1.3 of the General Terms and Conditions are as set forth in item (m) of this Exhibit Y and ***[1].
i.	If the conditions in clause (a) or clause (b) of Section 13.14.1.3 are satisfied, Silver Spring will reimburse *** for *** or, ***.
j.	Customer’s Third-Party Meter Provider will provide a ***.
k.	Customer will provide a ***.
l.	Customer’s Third-Party Meter Provider will provide to Customer an electronic notification of shipment of the repaired Third-Party Integrated Meters ***.
m.	Silver Spring will provide Customer via electronic notification reports regarding testing and failure analysis of the returned Third-Party Integrated Meters in accordance with Section 13.14.1.2.
n.	Price to Customer or Silver Spring for ***.

1 If Customer directs Customer’s Third-Party Meter Provider ***.

EXHIBIT Z

SAAS OVERVIEW

Software as a Service (SaaS) – this solution provides a secure web interface to a full complement of software components offered in the UtilityIQ® application suite including ***. The solution fully supports integration between ***. By leveraging existing infrastructure at *** can be brought online in rapid fashion, significantly reducing one of the largest operational risks in any Smart Grid deployment. Security is assured through SSN’s operation and maintenance best practices and SSAE 16 Certified data centers.  *** allows CPS Energy to avoid the additional costs and delays of ***. In SSN’s 5+ years of providing SaaS solutions to utilities, no client data has ever been *** are available as well as staging/test environments for upgrade/patch validation. Upgrades/changes to all environments will be coordinated with CPS Energy using mutually agreeable change management procedures. All SaaS environments are managed and monitored by ***. The detailed chart below provides guidelines for various roles and responsibilities involved in managing the Back Office software and associated networks.

Detailed Roles and Responsibilities

This Exhibit Z explains the roles and responsibilities of installing, configuring, and maintaining the Silver Spring UtilityIQ environment. These roles and responsibilities are guidelines. The General Terms and Conditions provide specifics, which may expand or modify any of these items.

You will note from the general pattern of responsibilities, that for SaaS customers, Silver Spring performs most of the roles (with or without corresponding customer involvement). SaaS customers rely on Silver Spring to install and manage their UtilityIQ environment (which is hosted by Silver Spring) and associated networks.

The primary difference between SaaS and Managed Services customers, is the location of the UtilityIQ environment. For Managed Services customers, the environment is on the customer’s site. Working closely with the customer, Silver Spring will install and manage the environment.

For Premium Support and Licensed Services customers, the majority of responsibilities belong to the customer with Silver Spring assisting with the initial implementation and then performing a minor support role thereafter.

Table 40 illustrates these different relationships.

Table 40. Differentiated UtilityIQ Services Offered by Silver Spring

	SaaS	Managed Services	Premium Support	Licensed Services
License Type	***	***	***	***
Hardware Owned by	***	***	***	***
Operations Managed by	***	***	***	***

Table 41 lists the generalized roles and responsibilities for SaaS, Managed Services, and Licensed Services.

Legend:    NA = Not Applicable, R = Responsible, P = Participate, A = Approve.

Table 41. Roles and Responsibilities

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
UtilityIQ Back Office Network Administration
1	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
7	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
8	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
9	***	***	***	***	***	***	***	***	***
	***	***	***	***	***
Server Administration/Operating System (OS)
1	Troubleshoot OS problems.	***	***	***	***	***	***	***	***

Table 41. Roles and Responsibilities (Continued)

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***
7	***	***	***	***	***	***	***	***	***
8	***	***	***	***	***	***	***	***	***
9	***	***	***	***	***	***	***	***	***
10	***	***	***	***	***	***	***	***	***
11	***	***	***	***	***	***	***	***	***
Storage Administration
1	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***

Table 41. Roles and Responsibilities (Continued)

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
3	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***
7	***	***	***	***	***	***	***	***	***
Database Administration
1	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***
7	***	***	***	***	***	***	***	***	***
8	***	***	***	***	***	***	***	***	***
9	***	***	***	***	***	***	***	***	***
10	***	***	***	***	***	***	***	***	***

Table 41. Roles and Responsibilities (Continued)

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
11	***	***	***	***	***	***	***	***	***
Backups
1	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***
7	***	***	***	***	***	***	***	***	***
Application Administration
1	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
UtilityIQ Administrative Tasks
1	***	***	***	***	***	***	***	***	***

Table 41. Roles and Responsibilities (Continued)

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
Security
1	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***
7	***	***	***	***	***	***	***	***	***
8	***	***	***	***	***	***	***	***	***
9	***	***	***	***	***	***	***	***	***
10	***	***	***	***	***	***	***	***	***
Operations Policies and Procedures
1	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***

Table 41. Roles and Responsibilities (Continued)

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***
7	***	***	***	***	***	***	***	***	***
8	***	***	***	***	***	***	***	***	***
9	***	***	***	***	***	***	***	***	***
Meter Deployment Management (relevant post-deployment with organic growth of meter locations or meter replacement, or for certain tasks below when meter programs must change)
1	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***
7	***	***	***	***	***	***	***	***	***
8	***	***	***	***	***	***	***	***	***

Table 41. Roles and Responsibilities (Continued)

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
9	***	***	***	***	***	***	***	***	***
10	***	***	***	***	***	***	***	***	***
11	***	***	***	***	***	***	***	***	***
Mesh Network Operations
1	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***

Table 41. Roles and Responsibilities (Continued)

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***
7	***	***	***	***	***	***	***	***	***
8	***	***	***	***	***	***	***	***	***
9	***	***	***	***	***	***	***	***	***
10	***	***	***	***	***	***	***	***	***
11	***	***	***	***	***	***	***	***	***
12	***	***	***	***	***	***	***	***	***

Table 41. Roles and Responsibilities (Continued)

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
13	***	***	***	***	***	***	***	***	***
14	***	***	***	***	***	***	***	***	***
15	***	***	***	***	***	***	***	***	***
16	***	***	***	***	***	***	***	***	***
17	***	***	***	***	***	***	***	***	***
18	***	***	***	***	***	***	***	***	***
19	***	***	***	***	***	***	***	***	***
20	***	***	***	***	***	***	***	***	***
21	***	***	***	***	***	***	***	***	***
22	***	***	***	***	***	***	***	***	***
23	***	***	***	***	***	***	***	***	***
24	***	***	***	***	***	***	***	***	***
25	***	***	***	***	***	***	***	***	***
26	***	***	***	***	***	***	***	***	***
27	***	***	***	***	***	***	***	***	***
28	***	***	***	***	***	***	***	***	***
29	***	***	***	***	***	***	***	***	***

Table 41. Roles and Responsibilities (Continued)

Hosting Choices		SaaS		Managed		Premium		Licensed
		Host and Manage	NA	Manage	Host	NA	Host and Manage	NA	Host and Manage
UtilityIQ Operation		Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust	Silver Spring	Cust
30	***	***	***	***	***	***	***	***	***
Rapid Recovery
1	***	***	***	***	***	***	***	***	***
2	***	***	***	***	***	***	***	***	***
3	***	***	***	***	***	***	***	***	***
4	***	***	***	***	***	***	***	***	***
5	***	***	***	***	***	***	***	***	***
6	***	***	***	***	***	***	***	***	***

Execution Version

EXHIBIT AA

APPROVED ELECTRICITY METERING ENDPOINTS

The following electricity meters in this Exhibit AA are generally available and approved by SSN for purposes of this Agreement (including Section 13.2.3).

For Elster, the list of approved electricity meters that are approved by SSN are as follows:

Elster A3 (C&I) meters for use with NIC 410 and all other NICs subsequently approved for use by SSN for the respective meters:

Form	1S	2S	3S	4S	9S	10S	12S	13S	16S	35S*	36S*	45S*	56S
Class	200/320	200/320	20	20	20	20	200/320	200	200/320	20	20	20	20

*35S /45S & 36S are used as substitutes for 5S and 6S respectively with appropriate wiring.

For Itron, the list of approved electricity meters that are approved by SSN on or after the end of Q2 2014, are as follows:

Itron CENTRON II meters for use with the current SSN NIC and all other NICs subsequently approved for use by SSN for the respective meters:

Form	Class	Voltage (volts)	Remote Disconnect
1S	200	120	option
2S	200	240	option
2S	320	240	no
12S	200	120	option

* * * * *

Exhibit AA – Approved Electricity Metering Endpoints

1

Charge Request
SSN will provide integration services in support of CPS Energy Service Order Events & Alarms Integration Project

Summary

In exchange for CPS Energy’s payment to SSN of the Fees set forth in Table 1 (Service Order Events & Alarms Integration Pricing) below, SSN will provide the subject matter experts support to provide CPS Energy’s team with the information needed to support the Service Order Events & Alarms Integration project requirements based on the criteria in Attachment one (1) and Attachment two (2) hereto which was provided by CPS Energy. The Integration support will begin once SSN receives an executed change request and is expected to be completed by February 28, 2017.

Task 1 -	Integration Design Phase

1.1.Service Order Events & Alarms design phase

1.1.1.	SSN Responsibilities:
a.	***
b.	***
c.	***
d.	***
e.	***
f.	***
g.	***

1.1.2.	CPS Energy Responsibilities:
a.	Provide SSN with the initial systems architecture design
b.	Provide a schedule for the workshops with a minimum of 2 weeks prior notice
c.	Provide project schedule updates
Task 2 -	Integration Development & Testing

2.1.Service Order Events & Alarms development phase

2.1.1.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***
b.	***
c.	***
d.	***
e.	***
f.	***
g.	***
h.	***
h.	***

Service Order Events & Alarms Integration	Page 1 of 8	Silver Spring Confidential

2.1.2.	CPS Energy Responsibilities
a.	Provide updated design documents as the development is underway
b.	Provide test plan and go-no-go criteria
c.	Provide a schedule for the workshops with a minimum of 2 weeks prior notice
d.	Provide project schedule updates
Task 3 -	Integration Execution Phase

3.1.Service Order Events & Alarms development phase

3.1.1.	SSN Responsibilities. SSN will perform each of the following tasks:
a.	***
b.	***
c.	***
d.	***
e.	***
f.	***
g.	***
h.	***
3.1.2.	CPS Energy Responsibilities
a.	Provide a schedule for the workshops with a minimum of 2 weeks prior notice
b.	Provide project schedule updates
c.	Provide final design and implementation documents
Task 4 -	Reporting

4.1.Corix Reporting

4.1.1.	SSN Responsibilities.
a.	No additional reporting will be implemented or changed as part of this project
b.	No Corix interface changes will be implemented or changed as part of this project

Service Order Events & Alarms Integration	Page 2 of 8	Silver Spring Confidential

Pricing:

1.	General Pricing Notes Applicable to All Sections

Note 1: Prices are in USD.

Note 2:  Prices are exclusive of taxes and duties.

Note 3:  Payment Terms: See - (***)

2.	Table 1 – Service Order Events and Alarms Integration

***
***	***	***	***
***	***	***	***
***		***

***.

***.

***.

***.

Service Order Events & Alarms Integration	Page 3 of 8	Silver Spring Confidential

IN WITNESS WHEREOF, the Parties have caused this Change Request to be executed by their respective authorized representatives on Change Request Effective Date.

CPS Energy		Silver Spring Networks, Inc.
By:	/s/ ***	By:	/s/ Mark Bindon
Name	***	Name:	Mark Bindon
Title:	Sr. Mgr. Program	Title:	VP, Client Delivery
Date:	September 27, 2016	Date:	June 10, 2016

[End]

Service Order Events & Alarms Integration	Page 4 of 8	Silver Spring Confidential

Attachment 1 IMU Disassociation Service Orders

Business Req #	Requirement Short Description	Requirement Long Description	Requirement Notes	Owner/Performed By
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Service Order Events & Alarms Integration	Page 5 of 8	Silver Spring Confidential

Attachment 2 Service Order Events and Alarms

Service Order Events & Alarms Integration	Page 6 of 8	Silver Spring Confidential

***	***	***	***	***
***
***	***	***		***
***	***	***		***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***
***	***	***		***
***	***	***		***
***	***	***	***	***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***	***	***
***	***	***		***
***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Service Order Events & Alarms Integration	Page 7 of 8	Silver Spring Confidential

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Service Order Events & Alarms Integration	Page 8 of 8	Silver Spring Confidential

Attachment 3 Service Order Event and Alarms Target Delivery Dates

Milestone	Date
Requirements and Business Process Approval	***
Design Begins	***
Development Begins	***
Testing Begins	***
User Acceptance Sign-Off	***
Go-Live/Cutover	***

Notes:

1.	The above schedule includes CPS Energy tasks prior to SSNs engagement
2.	SSN is targeted to start supporting the change in May, 2016

Service Order Events & Alarms Integration	Page 9 of 8	Silver Spring Confidential

Charge Request
SSN will provide integration services in support of CPS Energy MDS AMI Integration Project

Summary

In exchange for CPS Energy’s payment to SSN of the Fees set forth in Table 1 (MDS AMI Integration Pricing) below, SSN will provide the subject matter expert required to provide CPS Energy’s team with the information needed to support the MDS AMI Integration project requirements based on the criteria in Attachment one (1) hereto which was provided by CPS Energy. The Integration support will begin once SSN receives an executed change request and is expected to be completed by December 31, 2016.

Task 1 ‐                   Integration

1.1.   MDS AMI Integration

1.1.1.   SSN Responsibilities:

a.   ***

b.   ***

c.   ***

d.   ***.

e.   ***

f.   ***

g.   ***

h.   ***

i.   ***

j.   ***

k.   ***

l.   ***

MDS AMI Integration Project	Page 1 of 8	Silver Spring Confidential

m. Provide up to two (2) weeks on‐site support

1.1.2.   CPS Energy Responsibilities:

a.   Schedule weekly meetings

b.   Provide two (2) weeks advance notice for on‐site support

c.   Provide the architectural design of the integration requirements

d.   Provide all requests in writing or via email or meeting minutes

e.   Provide the expected work flows of the UIQ 4.9.12 to MDS integration

Task 2 ‐Reporting

2.1.   Corix Reporting

2.1.1.   SSN Responsibilities:

a.   No additional Reporting will be implemented or changed as part of this project

b.   No Corix interface changes will be implemented or changed as part of this project

MDS AMI Integration Project	Page 2 of 8	Silver Spring Confidential

Pricing:

1.General Pricing Notes Applicable to All Sections

Note 1: Prices are in USD.

Note 2: Prices are exclusive of taxes and duties.

Note 3: Payment terms: See ‐ (***)

2.Table 1 – MDS AMI Integration Pricing

***
***	***	***	***
***	***	***	***
***		***

***.

***.

***.

***.

MDS AMI Integration Project	Page 3 of 8	Silver Spring Confidential

IN WITNESS WHEREOF, the Parties have caused this Change Request to be executed by their respective authorized representatives on Change Request Effective Date.

CPS Energy		Silver Spring Networks, Inc.

By:	/s/ ***	By:	/s/ Mark Bindon

Name	***	Name:	Mark Bindon

Title:	Sr. Mgr. Grid Modernization	Title:	VP, Client Delivery West

Date:	9-27-16	Date:	6/22/2016

[End]

MDS AMI Integration Project	Page 4 of 8	Silver Spring Confidential

Attachment 1 MDS_AMI Integration project

Req #	Category	Requirement Short Description	Requirement Long Description	Requirement Notes/Log	Owner/Pe rformed By
MDS‐ 1.0	***	***	***		***
MDS‐ 2.0	***	***	***		***
MDS‐ 3.0	***	***	***	***	***
MDS‐ 4.0	***	***	***	***	***
MDS‐ 5.0	***	***	***	***	***

MDS AMI Integration Project	Page 5 of 8	Silver Spring Confidential

MDS‐ 11.1	***	***	***	***	***
MDS‐ 11.2	***	***	***	***	***
MDS‐ 14.0	***	***	***		***

MDS AMI Integration Project	Page 6 of 8	Silver Spring Confidential

MDS. 22.0	***	***	***		***
MDS‐ 62.0	***	***	***	***	***

MDS AMI Integration Project	Page 7 of 8	Silver Spring Confidential

Attachment 2 MDS_AMI Integration project Target Delivery Dates

Milestone	Date
Requirements and Business Process Approval	***
Design	***
Development Begins	***
Testing Begins	***
User Acceptance Sign-Off	***
Go-Live/Cutover	***

Notes:

1.   The above schedule includes CPS Energy tasks prior to SSNs engagement

2.   SSN is targeted to start supporting the change in May, 2016

MDS AMI Integration Project	Page 8 of 8	Silver Spring Confidential

Charge Request
SSN will perform simulated outage testing ***

Summary

The Outage SLA’s 9, 12, 13, & 14 cannot be executed as written since all the meters are not SSN meters and time stamps are not always present when a last gasp is received.  *** SSN will perform simulated outage testing after the completion of each optimization and receiving CPSE approval of the optimization. SSN will perform up to 8 simulated outage tests. The simulated outages ***; they will be used to determine *** are still present and then determine if we can create a report.

Task 1 -	Outage Simulation Testing

1.1.Outage Simulation Testing After Each AMI Optimization

1.1.1.	SSN Responsibilities:
a.	***
b.	***
c.	***
d.	***
e.	***
a.	***
f.	***
a.	***
g.	***
h.	***
i.	***
j.	***

1.1.2.	CPS Energy Responsibilities:
a.	Provide the Feeder, Fuse, and Transformer information based on the optimized meter list provided by SSN
b.	Attend a meeting with SSN to review the Feeder, Fuse, and Transformer information to determine which Feeders, Fuses, and Transformers will be utilized for the simulations
c.	Submit the SSN CRQ to the CPSE CAB and the appropriate CPSE teams

Outage Simulation Testing	Page 1 of 4	Silver Spring Confidential

IN WITNESS WHEREOF, the Parties have caused this Change Request to be executed by their respective authorized representatives on Change Request Effective Date.

CPS Energy		Silver Spring Networks, Inc.
By:	/s/ ***	By:	/s/ Mark Bindon
Name	***	Name:	Mark Bindon
Title:	Mgr. OMS Support	Title:	VP, Client Delivery
Date:	November 4, 2016	Date:	July 6, 2016

[End]

Outage Simulation Testing	Page 2 of 4	Silver Spring Confidential

Attachment 1 – Sample of Optimized Meter List Format

MAC	uiq_state	servicepointID	area	badge_number	serial_number
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

Outage Simulation Testing	Page 3 of 4	Silver Spring Confidential

Attachment 2 – High Level Task and Task Duration

High level task and time line to complete the task	Qty	Type
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Outage Simulation Testing	Page 4 of 4	Silver Spring Confidential

Exhibit V-1 Change Order to the Third Amended and Restated Master Agreement
SSN Clevest Handhelds for CPS Energy Contractor Support

Summary

In exchange for CPS Energy’s payment to SSN of the Fees set forth in Table 1 (Clevest Handhelds Service) below, SSN will provide additional Clevest handhelds to support the installation of service delivery points that are in a DUD or RTU status by CPS Energy contractors

Task 1 - Clevest Handhelds

1.1. Clevest handhelds to support CPS Energy DUD and RTU installations by a contractor

1.1.1. SSN Responsibilities: SSN will perform each of the following tasks:

a. Provide CPS Energy with up to (15) fifteen Clevest handhelds

b. Provide 2 batteries per handheld, docking station, power cord for the docking station

c. FSU and cable for handhelds that will be utilized for IMU installations

d. Dispatch DUD and RTU work orders

1.1.2. CPS Energy Responsibilities: CPS Energy will perform each of the following tasks:

a. Provide contractor information for each handheld assigned to a contractor

b. Utilize the Clevest handhelds only for DUD & RTU installations

c. The Clevest handhelds will be only used to install inventory purchased by the Grid Optimization Program

d. The Clevest handhelds will not be utilized to install meters for operations and maintenance or growth purposes

e. Compensate SSN for the cost of purchasing new replacement equipment if the handheld or accessories are lost or damaged by the contractor

Pricing:

1.  General Pricing Notes Applicable to All Sections

Note 1: Prices are in USD.

Note 2: Prices are exclusive of taxes and duties.

Note 3: Payment Terms: See - (CPS-Third Amended and Restated Master Agreement

(Executed Version) July 25, 2016)

SSN Clevest Handhelds for CPSE Contractor Support	Page 1 of 2	Silver Spring Confidential

2. Table 1 – Clevest Handhelds Service

Clevest Handhelds Service
Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
Total

Note 1: ***

Note 2: ***

Note 3: ***

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their respective authorized representatives on Change Order Effective Date.

CPS Energy		Silver Spring Networks, Inc.
By:	/s/ ***	By:	/s/ ***
Name:	***	Name:	***
Title:	Sr. Dir. Product Portfolio	Title:	CDE
Date:	11/21/16	Date:	10/31/2016

[END]

SSN Clevest Handhelds for CPSE Contractor Support	Page 2 of 2	Silver Spring Confidential

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED MASTER AGREEMENT

This Amendment No. 1 (“Amendment”), effective as of September 23, 2016 (“Effective Date”), is by and between Silver Spring Networks, Inc., a Delaware corporation (“Silver Spring”) and The City of San Antonio, acting by and through its City Public Service Board (CPS Energy) (“Customer”).  Silver Spring and Customer are referred to herein as the “Parties” or a “Party,” as applicable.

As of the Effective Date, this Amendment amends that certain Third Amended and Restated Master Agreement, dated July 25, 2016 between Silver Spring and Customer (the Agreement”) as set forth below.  Capitalized terms not defined in this Amendment will have the same meaning as in the Agreement.

1. Exhibit B: Part 2 – AMI Deployment Pricing. Section 5, “***,” is hereby deleted in its entirety and the following inserted in its stead:

***

***
***	***	***	***	***
***	***	***	***	***
***				***

*** As of the Effective Date of this Amendment, the Parties acknowledge that the ***.

2. Integration; Conflict. The foregoing provisions shall govern notwithstanding any contrary provision in the Agreement or any previously executed agreement between the Parties. Except as otherwise expressly provided or modified herein, the (i) terms and conditions of the Agreement remain in full force and effect, and (ii) this Amendment and the Agreement constitute the entire and exclusive agreement between the Parties regarding the subject matter hereof, and supersede all proposals and prior agreements, oral or written, and all other communications.  In the event of a conflict between this Amendment and the Agreement, this Amendment shall govern.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

SIGNATURES

The City of San Antonio, acting by and through its City Public Service Board (“CPS Energy”)		Silver Spring Networks, Inc.

By:	/s/ Cris Eugster	By:	/s/ John Marcolini
Name:	Cris Eugster	Name:	John Marcolini
Title:	Chief Operating Officer	Title:	CDE
Date:	9/26/16	Date:	9/26/2016

CPSE San Antonio Amendment 1 to 3rd Master Agreement 2016-09-22	Page 1	Silver Spring Proprietary and Confidential

SECOND AMENDMENT TO THE

THIRD AMENDED AND RESTATED MASTER AGREEMENT

The City of San Antonio, acting by and through City Public Service Board (“CPS Energy”) and Silver Spring Networks, Inc. (“SSN”) are parties to that certain Third Amended and Restated Master Agreement dated July 25, 2016 (the “Agreement”).  CPS Energy and SSN mutually desire to modify the Agreement to increase the number of Communication Modules as set forth in this Second Amendment (the “Second Amendment”).

Capitalized terms used, but not defined, herein shall have the meaning provided to them in the Agreement.

NOW THEREFORE in consideration of the good and valuable mutual promises and other consideration described herein, the sufficiency of which is hereby acknowledged, CPS Energy and SSN agree to modify the Agreement as follows:

1.	The Agreement is amended by deleting and replacing the table under Section 2, “Equipment” in Exhibit B-2,“AMI Deployment Pricing” with the following[1]:

Communications Modules
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
Residential Communications Module (HAN, 8MB, 300kbps)	340-040406 342-010405 342-010406	***	***	***
Residential Communications Module (HAN, 8MB, 300kbps) for L+G Focus Wide Range Meter	342-010410	***	***	***
Commercial Communications Module (HAN, 8MB, 300kbps)	345-300016 340-401109 342-010418	***	***	***
Residential 3G MicroAP (HAN, 8MB, 300kbps) supporting up to 20 devices	(SSN will provide catalog numbers before CPS issues a Purchase Order)	***	***	***
Commercial 3G MicroAP (HAN, 8MB, 300kbps) supporting up to 20 devices	(SSN will provide catalog numbers before CPS issues a Purchase Order)	***	***	***
3 Yr. warranty: Residential Communications Module (HAN, 8MB, 300kbps)	275-000228	***	***	***
3 Yr. warranty: Residential Communications Module (HAN, 8MB, 300kbps) for Wide Range Meter	275-000228	***	***	***
3 Yr. warranty: Commercial Communications Module (HAN, 8MB, 300kbps)	275-000228	***	***	***
3 Yr. warranty: Residential 3G MicroAP (HAN, 8MB, 300kbps) supporting up to 20 devices	***	***	***	***
3 Yr. warranty: Commercial 3G MicroAP (HAN, 8MB, 300kbps) supporting up to 20 devices	***	***	***	***
Total				***

Product lead time is 16 weeks.

1	***

2.	The Agreement is amended by adding the following table to the end of Exhibit H, entitled “Integrated Meter Pricing and Specifications”:

Integrated L+G Meters - Additional Quantities
ANSI Form	Meter Platform & Model #	Class	Voltage	Quantity	Integrated Meter Price/ Unit	Communication Module Price/Unit	Communication Module 3 Year Extended Warranty Price/Unit	Total Price/Unit	Total Cost
1S	FOCUS AXR-SD	100	120	90	***	***	***	***	***
2S	FOCUS AXR-SD	200	240	81,000	***	***	***	***	***
2S	FOCUS RXR-SD	200	240	2000	***	***	***	***	***
2SE	FOCUS RXR	320	240	190	***	***	***	***	***
2SE	FOCUS AXR	320	240	190	***	***	***	***	***
12S	FOCUS RXR-SD	200	120-208	90	***	***	***	***	***
12S	FOCUS AXR-SD	200	208	3070	***	***	***	***	***
Total				86,630
3.

Notwithstanding anything to the contrary either stated or implied herein, the changes set forth in this Second Amendment shall be effective as of December 15, 2016 (the “Second Amendment Effective Date”).

4.	Full Force and Effect. Except as expressly set forth in this Second Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.
5.

Entire Agreement.  This Second Amendment, along with the Agreement, constitutes the final and entire Agreement between the parties respecting the subject matter hereof and thereof and any oral or written representation, warranty, course of dealing or trade usage not contained or referenced herein shall not be binding on the parties.  Each party agrees it has not relied upon or been induced by any representation of the other party not contained in this Second Amendment.

6.	Precedence. In the event of a conflict between the terms of this Second Amendment and the Agreement, the terms the Agreement shall control.
7.

Signatures This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.  Facsimile signatures, signatures on an electronic image (such as .pdf or .jpg format), and electronic signatures shall be deemed to be original signatures.  Each person executing this Agreement warrants that he is authorized to do so on behalf of the party for whom he/she signs this Second Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Second Amendment Effective Date.

The City of San Antonio, acting by and through City Public Service Board	Silver Spring Networks, Inc.

/s/ Rebecca Bailey	/s/ John Marcolini
Signature	Signature

Rebecca Bailey	John Marcolini
Printed Name	Printed Name

Sr. Director Supply Chain	CDE
Title	Title

1/25/17	1/17/2017
Date	Date